UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ExlService Holdings, Inc.
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320 Park Avenue, 29th Floor

New York, NY 10022

(212) 277-7100

Dear Stockholder,

2024 was EXL’s 25th anniversary year, and we are proud of how far the Company has come in the last 25 years. We proactively evolved from our start in business process outsourcing, to becoming the leader in data and artificial intelligence (“AI”) that we are today. Our 2024 results underscore the success of this strategic pivot. Our data and AI-led strategy is built on decades of domain expertise, proprietary data and key investments in data management, analytics, and AI capabilities. By executing on that strategy, we outperformed our peer group and delivered our 18th consecutive quarter of revenue growth by the end of 2024.

Rohit Kapoor Vikram Pandit Chairman and CEO Lead Director

We generated total revenues of $1.838 billion in 2024, representing growth of 12.7% over 2023. We also grew adjusted EPS1 to $1.65, up 15.4% from $1.43 in 2023 and $1.20 in 2022.

We attribute this growth to a combination of our differentiated strategy, sound execution, key investments and bold innovation. We are proud to be the partner of choice to implement AI and data-led digital services and solutions for our clients as they work to reimagine their workflows to keep up with a rapidly changing market. Our deep domain expertise, innate understanding of system complexities, robust data management capabilities, strong AI proficiencies and emphasis on strong governance position us well to help our clients operationalize AI at scale. We bring value to our clients every day by delivering solutions that optimize accuracy, cost and latency and drive greater efficiency, accuracy and scalability across complex business operations.

In 2024, we also launched our own specialized LLMs to address the complex needs of our clients and an Enterprise AI Platform to accelerate generative AI development. We collaborated with NVIDIA, Databricks, Microsoft and AWS to bring these solutions to life. We also scaled our existing proprietary solutions. Our ITI Data acquisition further expanded our data management and engineering capabilities, strengthening our offerings in banking and healthcare.

We continue to count our EXL colleagues as our primary asset and are not only seeking to acquire new talent and businesses to help us meet our business strategy, but also to upskill and grow our existing talent base to address the new demands of the data and AI-driven economy. Our team’s spirit of education and advancement is inspiring, and we seek to encourage and empower all of our people to learn and grow with us. To that end, our people completed 1.3 million hours of training across our global workforce, and we are continuing to invest heavily in upskilling. Similarly, in 2024, more than 30,000 of our employees gave back to our communities by donating their time or resources to our corporate social responsibility initiatives with a focus on skills development and education, helping to create the next generation future ready workforce.

(1) Adjusted EPS is a non-GAAP financial measure. See “Non-GAAP Reconciliation” later in this proxy statement.

EXL 2025 Proxy Statement	/

We are proud of this progress, and the external recognitions we received for these efforts, including for the fourth year as one of America’s Most Responsible Companies by Newsweek and Statista, Inc, as well as, in 2025, one of the Best Employers in Asia-Pacific by the Financial Times, and one of the Most Trusted Companies in America and one of America’s Most Successful Mid-Cap Companies by Forbes, among many other industry awards.

On behalf of the board of directors of ExlService Holdings, Inc., we are pleased to invite you to the 2025 Annual Meeting of Stockholders, which will be held on June 17, 2025. We look forward to sharing more about our Company at the Annual Meeting. We encourage you to carefully read the attached 2025 Annual Meeting of Stockholders and Proxy Statement, which contains important information about the matters to be voted upon and instructions on how you can vote your shares.

Your vote is important to us. Please vote as soon as possible whether or not you plan to participate in the Annual Meeting.

The board of directors and management look forward to your attendance at the Annual Meeting.

Sincerely,

Rohit Kapoor Chairman and CEO	Vikram Pandit Lead Director

/	EXL 2025 Proxy Statement

Notice of 2025 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to the 2025 Annual Meeting of Stockholders of ExlService Holdings, Inc., a Delaware corporation (the “Company”), for the purposes of voting on the following matters:

1.	the election of seven members of the board of directors of the Company;

2.	the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2025;

3.	the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company;

4.	the approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan; and

5.	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We will hold our Annual Meeting in virtual format only, via live audio webcast (rather than at any physical location) on June 17, 2025 at 8:30 AM, Eastern Time. Our virtual meeting platform will allow for full participation as if you were attending physically. You or your proxyholder may participate, vote, and examine our stockholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXLS2025 and using your 16-digit control number.

If you are a stockholder of record at the close of business on April 24, 2025, the record date for the Annual Meeting, you are entitled to vote at the Annual Meeting. A list of stockholders as of the record date will be available for examination for any purpose germane to the Annual Meeting, during ordinary business hours, at the Company’s executive offices at 320 Park Avenue, 29th Floor, New York, New York 10022, for a period of 10 days prior to the date of the Annual Meeting. If our corporate headquarters are closed during the 10 days prior to the Annual Meeting, you may send a written request to the Corporate Secretary at our corporate headquarters, and we will arrange a method for you to inspect the list.

Please note the technical requirements for virtual attendance at the Annual Meeting, as described in the enclosed Proxy Statement beginning on page 127 under the heading “Annual Meeting Q&A.”

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about April 29, 2025, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners at the close of business on the record date. On the date of mailing of the

Internet Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Internet Notice. These proxy materials will be available free of charge.

Whether or not you expect to attend the Annual Meeting, the Company encourages you to promptly vote and submit your proxy (i) by Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Voting by proxy will

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not deprive you of the right to attend the Annual Meeting or to vote your shares. You can revoke a proxy at any time before it is exercised by voting at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of elections in writing of such revocation prior to the Annual Meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU EITHER (I) VOTE BY USING THE INTERNET, (II) VOTE BY PHONE, (III) REQUEST PROXY MATERIALS BE SENT TO YOU BY MAIL AND THEN USE THE PROXY CARD PROVIDED BY MAIL TO CAST YOUR VOTE BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD BY MAIL OR (IV) ATTEND THE ANNUAL MEETING AND VOTE.

By Order of the Board of Directors

Ajay Ayyappan

Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 29, 2025

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2025 Proxy Statement

2025 Proxy Statement summary	1

Annex A: 2025 Omnibus Incentive Plan	A-1

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2025 Proxy Statement summary

2025 Proxy Statement summary

Summary

Below is a summary of select components of this Proxy Statement, including information regarding this year’s stockholder meeting, nominees for our board of directors, summary of our business, performance highlights and selective executive compensation information. This summary does not contain all of the information that you should consider prior to submitting your proxy, and you should review the entire Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”). We refer to the fiscal year ended December 31, 2024 as “fiscal year 2024,” “fiscal 2024,” and “2024.”

Meeting agenda, voting matters and recommendations*

Voting proposal item	Board vote recommendation

1. Election of directors	FOR the election of each nominee (pg. 104)

Required vote: Affirmative vote of a majority of votes cast

2. Ratification of appointment of independent registered public accounting firm	FOR (pg. 106)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

3. Advisory (non-binding) Say-on-Pay vote to approve executive compensation	FOR (pg. 108)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote

4. Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan	FOR (pg. 110)

Required vote: Affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote
* Virtual attendance at our Annual Meeting will constitute presence in person for purposes of quorum and voting at the Annual Meeting.

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. See page 128 for additional details.

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2025 Proxy Statement summary

Our business

We are a global data and artificial intelligence (“AI”) company that offers services and solutions to reinvent client business models, drive better outcomes and unlock growth with speed. EXL harnesses the power of data, AI and deep industry knowledge to transform businesses, including the world’s leading corporations in industries including insurance, healthcare, banking and financial services, media and retail, among others. EXL was founded in 1999 with the core values of innovation, collaboration, excellence, integrity and respect. We are headquartered in New York, and have approximately 59,500 employees as of December 31, 2024, spanning six continents.

Beginning in 2025, we began to implement operational and structural changes to accelerate the execution of our data and AI strategy, capture a greater share of the growing AI market and drive EXL’s long-term growth. The new operating model is comprised of Industry Market Units (“IMUs”) to focus on delivering higher value to clients leveraging our full suite of capabilities; and Strategic Growth Units to focus on rapidly advancing our capabilities specific to various industries and client needs. For further information, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Company’s three-year performance

	Revenue (Year-over-year growth %)

Revenue by segment information ($ in millions)	2022 YOY%		2023 YOY%		2024 YOY%
Insurance	$448.7	17.5%	$529.9	18.1%	$614.0	15.9%
Healthcare	97.4	- 13.4%	106.0	8.9%	116.4	9.8%
Emerging Business	218.6	30.7%	265.7	21.5%	311.7	17.3%
Analytics	647.3	40.5%	729.1	12.6%	796.3	9.2%
Consolidated	$1,412.0	25.8%	$1,630.7	15.5%	$1,838.4	12.7%

Effective from the first quarter of 2025, our reporting segments changed, aligned to our new IMUs. The revised presentation is reflected in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC.

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2025 Proxy Statement summary

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2025 Proxy Statement summary

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Total stockholder return

The graphs below compare our 1-year, 3-year and 5-year cumulative total stockholder return (“TSR”) as of December 31, 2024 with the median TSR for companies comprising Nasdaq, S&P 400 and our peer group.

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Corporate governance highlights

The following information is based on our board profile immediately following our Annual Meeting (assuming the election of our seven director nominees) and reflects current board practices.

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Nominees for election as directors

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Director nominees - skills matrix

Our director nominees review and indicate whether they are experts in each of the skills and areas of experience listed below. An “expert,” for purpose of the skills set forth in this skill matrix, means an individual who, based on career experience (other than as an EXL director), has developed and continues to maintain comprehensive knowledge and command over the subject matter, including relevant updates. Definitions for each of these skills, as well as a description for how these are considered for candidates for directors, can be found under “Director qualifications” beginning on page 25 of this Proxy Statement.

Board statistics*

* Following our Annual Meeting, assuming election of all nominees.

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2025 Proxy Statement summary

Our purpose and core values

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2025 Proxy Statement summary

Sustainability

In line with our purpose, values and culture, we pursue sustainability initiatives that are aligned with our long-term corporate strategy and designed to benefit our stockholders, clients, employees, communities and manage expectations and commitments across various stakeholder groups. See “Sustainability” beginning on page 40 below for more details on our recent accomplishments in sustainability.

Corporate strategy
Strong corporate governance
Community engagement
Protecting our planet
Sustainable supply chain
Supporting and developing our people
Benefits our Stockholders
Benefits our Clients
Benefits our Employees
Benefits our Communities

Compensation Overview

•	Compensation philosophy: Our executive compensation philosophy is focused on pay-for-performance.

•

Approximately 98% Say-on-Pay approval of 2024 compensation: At our 2024 Annual Meeting of Stockholders, our stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers for fiscal year 2023. Approximately 98% of the votes present in person or by proxy (excluding broker non-votes) voted in favor of fiscal year 2023 compensation.

•	Annual incentive program: Our annual incentive program continued to use the same, formulaic performance criteria for 2024 as it has been using for several years, which includes:

–	Company-wide metrics (75%)—Revenue and adjusted operating profit margin (“AOPM”)

–	Individual metrics (25%)—Linked to areas of performance that are specific to each executive

In 2024, we achieved 99.4% of our revenue performance target, and 99.2% of our AOPM target resulting in annual incentive payout calculations for our named executive officers, ranging from 84% of target performance to 117% of target performance.

•

Long-term equity incentive program: We also continued our equity incentive program, which in 2024 included granting a balanced mix of time-vested restricted stock units and performance-based restricted stock units to all of our named executive officers. The performance-based restricted stock units were comprised of relative total stockholder return-linked restricted stock units and revenue-linked restricted stock units.

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2025 Proxy Statement summary

This was the third and final performance year for the performance-based restricted stock units granted in 2022, which were linked to the Company’s revenue and TSR performance relative to a peer group. We achieved 112.5% of the revenue target for the revenue-linked restricted stock units resulting in 200% of target funding of those grants. The Company’s TSR performance was at the 92nd percentile among its peer group, resulting in the executives earning 200% of the target funding of those grants. In the aggregate, the performance-based restricted stock units granted in 2022 achieved vesting of shares at 200% of target performance.

•

Compensation Policies. Our compensation program is designed to reflect appropriate governance practices aligned with the needs of our business, and includes, among others, the following features: robust clawback policy; robust stock ownership guidelines; limited perquisites; no excise tax gross-ups; and an anti-hedging and anti-pledging policy. See “Executive compensation program, practices and policies” beginning on page 59 below.

Compensation mix

Chairman & CEO compensation mix
Fixed
10%
6%
84%
94% at risk
NEO compensation mix
(Excluding Chairman & CEO)
Fixed
10%
14%
76%
86% at risk
Equity
Annual incentive awards
Base salary

* Base salary also includes items included in “All Other Compensation” in the Summary Compensation Table on page 78.

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Our board of directors

Our board of directors

Our board of directors currently consists of eight directors (including our seven director nominees, and one of our directors who currently serves on the board, but will not stand for re-election) with varied experience, including in analytics, digital operations and solutions, client industries, information and cybersecurity, human capital management, sustainability, and finance and accounting, among others.

From left: Andreas Fibig (Independent Director), Kristy Pipes (Independent Director and Audit Committee Chair), Nitin Sahney (Independent Director and Nominating and Governance Committee Chair), Rohit Kapoor (Chairman and CEO), Sarah K. Williamson (Independent Director), Jaynie Studenmund*, (Independent Director and Compensation and Talent Management Committee Chair), Vikram Pandit (Lead Director), Thomas Bartlett (Independent Director)

* Not standing for re-election

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Our board of directors

Director nominees for election at the Annual Meeting

Upon the recommendation of our Nominating and Governance Committee, we are pleased to propose seven of our existing directors as nominees for election as directors at the Annual Meeting. As previously disclosed, one of our current directors, Ms. Studenmund, will not be standing for re-election at the Annual Meeting; the remaining seven directors are our director nominees at the Annual Meeting. Ms. Studenmund will continue to serve as Chair of the Compensation and Talent Management Committee until the earlier of the Annual Meeting or a replacement independent director is named Chair.

Our nominees for election as directors at the Annual Meeting are as follows:

We believe that our director nominees, individually and together as a whole, possess the requisite skills, experience and qualifications necessary to maintain an effective board to serve the best interests of the Company and its stockholders as described below under “Director qualifications” beginning on page 25.

The name, age (as of the date of this Proxy Statement), principal occupation and other information, including the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company, with respect to each of the nominees, are set forth below. There are no family relationships among any of our directors or executive officers.

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Our board of directors

Nominees for election at the Annual Meeting – Biographical information

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Our board of directors

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Our board of directors

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Our board of directors

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Our board of directors

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Our board of directors

Nitin Sahney

Director since January 2016

Independent

Age: 62 — Is a leader in the healthcare industry with over 25 years of experience across all areas of healthcare. Mr. Sahney's business experience, skills and directorships are detailed below. The Company has concluded, based in part on Mr. Sahney's experience as CEO of PharmaCord and Omnicare, Inc. and his expertise in the healthcare industry garnered from more than two decades of experience, that Mr. Sahney should serve as a director.

Skills

- Finance and accounting
- Executive leadership (within the last 5 years)
- Public company governance
- Mergers and acquisitions

Committees

- Nominating and Governance (Chair); Audit

Business experience

- Founder, Member-Manager and Chief Executive Officer, PharmaCord, LLC, a company that helps biopharma manufacturers address product access hurdles (2016 - January 2025); Member-Manager (January 2025 – present)
- Operating Advisor, Clayton Dubilier & Rice Funds, a private equity firm (2016 - 2017)
- President and CEO (2014 - 2015) and President and COO (2012 - 2014) of Omnicare Inc., a former New York Stock Exchange-listed Fortune 500 company in the long-term care and specialty care industries
- Manager of a healthcare investment fund (2008 - 2010)
- Founder and CEO of RxCrossroads, a specialty pharmaceutical company (2001 - 2007)
- Prior leadership positions with Cardinal Healthcare, a global healthcare services and products company

Public directorships during past five years

- Director and member of the audit committee and the nominating and governance committee, Option Care Health, Inc. (Nasdaq: OPCH) (2019 - 2023)

Other relevant experience

- Member of the Board of Trustees, University of Louisville (2016 - 2019)

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Our board of directors

Sarah K. Williamson

Director since June 2023 **Independent**

Age: 61 — is a leader in the global financial services and investment industries. Ms. Williamson's business experience, skills and directorships are detailed below. The Company has concluded, based in part on Ms. Williamson's experience as the Chief Executive Officer of FCLTGlobal, as well as her prior experience at Wellington Management Company, LLP and her expertise in the global financial services and investment industries, that Ms. Williamson should serve as a director.

Skills

- Finance and accounting
- Executive leadership (within the last 5 years)
- Public company governance
- Global experience
- Risk oversight and management
- Sustainability
- Mergers and acquisitions

Committees

- Compensation and Talent Management; Nominating and Governance

Business experience

- Chief Executive Officer, FCLTGlobal, a not-for-profit organization dedicated to encouraging long-term behaviors in business and investment decision-making (2016 - present)
- Partner, Global Director of Alternative Investments, among other senior positions, Wellington Management Company LLP, a private independent investment management firm (1995 - 2016)
- Senior Consultant, McKinsey & Company (1989 - 1994)

Public directorships during past five years

- Director and member of the audit committee and the compensation committee, Evercore (NYSE: EVR), a public investment bank (2018 - present)

Other relevant experience

- Board chair, Whitehead Institute for Biomedical Research, a non-profit research institution affiliated with the Massachusetts Institute of Technology
- Member of the board, MITIMCo, the Massachusetts Institute of Technology Investment Management Company
- Member of the board, Women's Foundation of Boston
- Member, Council on Foreign Relations, an independent American think tank focused on international relations and U.S. foreign policy

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Corporate governance

Corporate governance

Director independence

In determining director independence, the board of directors considered the transactions and relationships set forth below under “Certain Relationships and Related Person Transactions—Related Party Transactions” and routine service arrangements between the Company and Westcor Land Title Insurance Company (“Westcor”). During 2024, one of our directors, Mr. Pandit, served as a non-executive director and, through his ownership in The Orogen Group (see below for information on Mr. Pandit’s relationship with The Orogen Group), owned an immaterial indirect equity interest, in Westcor. Mr. Pandit is not, and was not during 2024, a partner, controlling shareholder or executive officer of Westcor.

Based on its review of all applicable relationships, our board of directors has determined that all of the members on our board of directors, other than Mr. Kapoor, meet the independence requirements of the Nasdaq Stock Market and federal securities laws.

Meeting attendance

We expect our directors to attend all board meetings and meetings of committees on which they serve. We also expect our directors to spend sufficient time and meet as frequently as necessary to discharge their responsibilities properly. It is our policy that all of our directors standing for election should attend our Annual Meetings of Stockholders absent exceptional cause.

Incumbent director meeting attendance

Board and Committee meetings in 2024

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Corporate governance

Corporate governance framework

Our board is responsible for providing governance and oversight over the effectiveness of policy and decision-making with respect to the strategy, operations and management of EXL, to enhance our financial performance and stockholder value over the long term.

Our board’s commitment to strong corporate governance is informed by the five core values of our corporate culture: innovation, respect, integrity, excellence and collaboration. Our board seeks to maintain best practices in corporate governance by reviewing our governance policies, at least annually and making updates as appropriate. Our board provides oversight over our risk management and strategic planning as relates to our growth, human capital management, and sustainability matters, each as discussed further below.

Governance policies

Our Corporate Governance Guidelines and other governance policies, including our committee charters and Code of Conduct and Ethics, codify our corporate governance framework.

The Corporate Governance Guidelines address board responsibilities and conduct, director qualifications and membership matters, director orientation and continuing education, board and committee meetings, and stock ownership by non-management directors, among other topics.

Our committee charters specifically set out the authority and responsibilities of the committees of the board.

Our Code of Conduct and Ethics is applicable to our directors, officers and full and part-time employees, and anyone who works on EXL's behalf, including suppliers, subcontractors and partners, and details how they should conduct themselves when dealing with fellow employees, clients, suppliers, partners, competitors and the general public. Our Code of Conduct and Ethics is reviewed at least annually by the Audit Committee and audited periodically as part of our compliance and legal audits. Our personnel receive periodic training on the Code and we conduct voluntary anonymous surveys to gauge our employees' knowledge, understanding and sentiment with respect to our ethical culture. We encourage a "speak up" culture and provide many avenues for our employees to raise concerns and ask questions. We are committed to identifying potential compliance issues as early as possible and investigating and remediating them promptly. Our Corporate Governance Guidelines, committee charters, and other corporate governance policies are all available on our website at https://ir.exlservice.com/corporate-governance.

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Corporate governance

Beyond the board room

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Corporate governance

Board leadership structure

Our board of directors is currently led by Rohit Kapoor, our Chairman and CEO, and Vikram Pandit, our Lead Director. Our Chairman and CEO, a non-independent director, was appointed to his current Chairman role in April 2024, at which time Mr. Pandit, an independent director and our former Chair, was appointed Lead Director. Our Sixth Amended and Restated By-laws (our “By-laws”) and our board policies and practices provide for the following functions and responsibilities, among others, of our Chairman and our Lead Director:

Specifically, our By-laws provide that our Chairman or, in the absence of our Chairman, our Lead Director, or in the absence of both our Chairman and Lead Director, our CEO, calls meetings of our board of directors to order and acts as the chairman for those board meetings. In the absence of our Chairman, our Lead Director, and our CEO, a majority of our directors present may elect as chair of the meeting any director present. Our Chairman can call special meetings of our stockholders, in addition to a majority of the members of our board. In addition, our Lead Director: assists the Nominating and Governance Committee with board nominations and board independence considerations; oversees director orientation and director continuing education programs; and meets with external parties as requested by our Chairman or other stakeholders. Independent directors meet at least quarterly in executive session without any management directors or members of our management present. Our Corporate Governance Guidelines provide that in the absence of our Chairman, our Lead Director or, in the absence of the Lead Director, a director chosen by the directors meeting in executive session, presides at all executive sessions.

The board of directors does not have a permanent policy or practice regarding the combination of the Chairman and CEO role. At present, the board believes that consolidating the Chairman and CEO positions allows our CEO to contribute his experience and perspective regarding management and leadership of the Company towards the goals of improved corporate governance and greater management accountability. This structure also provides greater information flow between the management team and directors. At the same time, the presence of our Lead Director ensures that the board can retain sufficient delineation of responsibilities, such that our Lead Director and our Chairman and CEO may each successfully and effectively perform and discharge their respective duties and, as a corollary, enhance our prospects for success. As a result, the Company benefits from the ability to integrate the collective leadership and corporate governance experience of our Lead Director and our Chairman and CEO, while retaining the ability to facilitate the functioning of the board of directors independently of our management and to focus on our commitment to corporate governance.

For the foregoing reasons, our board of directors has determined that its leadership structure is appropriate and in the best interests of our stockholders at this time.

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Corporate governance

Director qualifications, refreshment and evaluations

Director qualifications

Key skills and attributes we look for in board nominees

- Strategic insight and broad business perspective
- Critical and innovative thinking
- High ethical standards and integrity
- Mutual respect for other board members
- Ability to debate constructively
- Candid, assertive, open minded
- Availability and commitment to serve
- Commitment to accountability, excellence and continuous improvement
- Commitment to driving our growth and success
- Proven leadership skills

The board of directors considers it paramount to achieving excellence in corporate governance to assemble a board of directors that, taken together, has the breadth of skills, qualifications, experience and attributes appropriate for functioning as the board of our Company and working productively with management. The Nominating and Governance Committee of the board is responsible for recommending nominees who are qualified and bring a diverse set of skills and qualifications to oversee the Company effectively.

The Nominating and Governance Committee has not formally established any minimum qualifications for director candidates, but pursuant to our Corporate Governance Guidelines, our board seeks independent directors from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The board believes that its directors should possess a range of backgrounds, skills and experiences and endeavors to consider such criteria in the context of the needs of the board. The Nominating and Governance Committee assesses each director candidate on this basis. The Nominating and Governance Committee considers a number of factors in selecting director candidates, including, among others: ethical standards and integrity; independence; professional and personal backgrounds; skills and experience; other public company directorships; and financial literacy and expertise; communication skills; and ability and willingness to comply with Company policies and procedures.

In light of our business, the primary areas of experience, qualifications and attributes typically sought and put forward by the Nominating and Governance Committee in director candidates include, but are not limited to, the following:

Executive leadership Experience holding significant leadership positions, including as a CEO or head of a significant business, to help us drive business strategy, growth and performance.

Finance and accounting Experience with finance, accounting or financial reporting processes, to help drive financial performance.

Global companies Experience working outside of the United States or with multinational companies, to help facilitate our global expansion.

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Corporate governance

Board experience Understanding of public company board of director and fiduciary duties, to help provide perspective on corporate governance best practices and related matters.

Data and AI Experience with data analytics, digital operations and solutions, artificial intelligence and machine learning, and other key technologies that are central to our business.

Client and industry knowledge

Experience with our key client industries, including insurance, healthcare, banking and financial services, finance/accounting, and our other capabilities, to help deepen our knowledge of our key industry verticals and markets in which we do business.

Risk oversight/management Experience assessing and overseeing the overall risk profile of multinational public companies.

Human capital management

Experience in management and development of human capital, including management of a large workforce, diversity and inclusion, talent development, workplace health and safety, compensation and other human capital issues.

Varied backgrounds We seek directors with varied professional and personal backgrounds and perspectives to provide a range of viewpoints.

Experience in sustainability matters Experience in managing sustainability matters, incorporating them into business and strategy and associated risks.

Information and cybersecurity Experience in information and cybersecurity matters, best practices and associated risks.

Mergers and acquisitions Experience in mergers and acquisitions as a component of business development and strategy.

Marketing Experience in marketing and branding of multinational companies.

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Corporate governance

Refreshment

Our Nominating and Governance Committee considers the size and composition of our board (and its committees) on a continual basis with an aim toward creating a balanced board with extensive experience and institutional knowledge, and fresh perspective and insight.

Considerations include whether the composition of the board of directors (and its committees) includes sufficient diversity of experience and skill sets, as appropriate for our immediate and long-term strategic needs. These considerations are also informed by discussions with our investors through stockholder engagement.

Our Nominating and Governance Committee also considers the length of tenure of the directors as a whole. Following the Annual Meeting (assuming the election of all nominees), we will have the following balance of tenures:

While the Company does not maintain term limits, our Corporate Governance Guidelines provide that the expectation for new directors is a maximum term of ten years. Each of our director nominees, other than Mr. Kapoor, our Chairman and CEO, has served on the board for less than ten years as of the date of this Proxy Statement. The board actively manages board refreshment and succession planning at the board and committee level. For example, the board generally expects that each member serves on two committees, and that each committee chair serves for a maximum of five years. The board expects that over the next few years, the committee and board composition will continue to change due to rotation and retirement. The Nominating and Governance Committee will identify successors based on the goal of maintaining the board’s overall balance of experience and perspective. A recommendation regarding board (and committee) composition is shared with the full board of directors on an annual basis.

EXL 2025 Proxy Statement	/	27

Corporate governance

Board refreshment process

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Corporate governance

Committee rotation

We rotate committee and committee chair assignments based on the current composition of the board. Recent rotations and expected rotations (including the upcoming June 2025 rotation of the Nominating and Governance Committee chair from Mr. Sahney to Mr. Fibig and the Compensation and Talent Management Committee chair due to Ms. Studenmund’s retirement from the board) are as follows:

Board evaluations

We consider the continued effectiveness of the board and its committees as critical to our long-term success and stockholder value. The board evaluates its performance and the performance of its committees and each director on an annual basis through the following process:

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Corporate governance

Succession planning

Our board of directors (without the participation of the CEO), guided by our Lead Director, is responsible for developing and annually reassessing succession plans for our CEO and other key executive officers of the Company, and preparing contingency plans for interim CEO succession in the event of an unexpected occurrence for board review. In addition, our Compensation and Talent Management Committee is responsible for ensuring appropriate compensation strategies and design to align with the retention and recruitment of our key executive officers. We actively plan for the succession of our executive officers (including those who are retiring or departing from the Company), and regularly consider our strong pipeline of internal and external candidates. As part of this process, in April 2024, Vikas Bhalla and Vivek Jetley, were each promoted to President of EXL in addition to their business head roles, and became responsible for broader Company-wide responsibilities. In addition, in the first quarter of 2025 we re-aligned several leaders within the Company to enhance collaboration between groups and accelerate innovation in areas such as data modernization and artificial intelligence. These new roles are reflected below under “Our Executive Officers.”

We generally consider succession planning and associated executive compensation matters on the following schedule:

Committees

Our board of directors currently has three standing committees: the Audit Committee, the Compensation and Talent Management Committee and the Nominating and Governance Committee. As discussed above, our board of directors has determined that each member of the Audit, Compensation and Talent Management and Nominating and Governance Committees meets the independence and experience requirements of the Nasdaq Stock Market and federal securities laws. Copies of our committee charters can be found on the Investor Relations page of our website at: https://ir.exlservice.com/corporate-governance. Information on our website referred to in this Proxy Statement does not constitute a part of this Proxy Statement.

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Corporate governance

The following table sets forth the current chairs and members of each standing committee of the board of directors. Mr. Sahney will be Chair of the Nominating and Governance Committee until June 2025, when Mr. Fibig will become Chair. Ms. Studenmund, who is not standing for re-election at the Annual Meeting, will be Chair of the Compensation and Talent Management Committee until a replacement independent director, yet to be named, will become Chair. As an executive director, Mr. Kapoor, our Chairman and CEO, does not serve on any board committee.

Audit Committee	Compensation and Talent Management Committee	Nominating and Governance Committee
Vikram Pandit (Lead Director)		Member	Member
Thomas Bartlett*	Member		Member
Andreas Fibig	Member		Member
Kristy Pipes*	Committee Chair	Member	
Nitin Sahney	Member		Committee Chair
Jaynie Studenmund*	Member	Committee Chair	
Sarah K. Williamson		Member	Member

Committee Chair **Member**

*Audit Committee Financial Expert

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Corporate governance

Audit Committee

Our Audit Committee oversees and assists our board of directors in fulfilling its oversight responsibilities with respect to our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, stock exchanges and others; our compliance with legal and regulatory requirements; our independent registered public accounting firm’s qualifications and independence; the audit of our financial statements; the performance of our internal audit function and independent registered public accounting firm; the Company’s cybersecurity program and cyber strategy-related risks; business continuity and disaster recovery planning; our Code of Conduct and Ethics and the processes used to disseminate it to our employees and monitor their compliance with its requirements; corporate insurance; and sustainability-related disclosures, processes and controls. Its risk oversight is discussed below beginning on page 35. Our Audit Committee charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable requirement of federal securities laws as well as independence requirements of the Nasdaq Stock Market.

Our Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent registered public accounting firm, and our independent registered public accounting firm reports directly to our Audit Committee. It also reviews and approves specified related-party transactions as required by the rules of the Nasdaq Stock Market, and oversees the Company’s cybersecurity program and cyber strategy-related risks. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Audit Committee annually reviews and assesses the adequacy of its charter and its own performance.

The members of our Audit Committee are appointed by our board of directors. All members of the committee must also be recommended by our Nominating and Governance Committee.

Audit Committee profile
Kristy Pipes, Chair* Thomas Bartlett* Andreas Fibig Nitin Sahney Jaynie Studenmund*

•   Accounting and financial reporting processes

•   Our independent registered public accounting firm’s appointment and independence

•   The audit of our financial statements and internal audit function

•   Other key areas including cybersecurity, litigation, business continuity and disaster recovery, compliance, sustainability-related disclosures processes and controls, corporate insurance and regulatory enforcement matters

*Audit committee financial expert under applicable SEC rules and regulations
8 committee meetings in 2024

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Corporate governance

Compensation and Talent Management Committee

Our Compensation and Talent Management Committee reviews and recommends policies relating to compensation and benefits of our directors, officers and employees and is responsible for approving the compensation of our Chairman and CEO and other executive officers, as well as our employee benefits policies, programs and administration. The committee reviews, evaluates and makes recommendations to our board of directors with respect to our incentive compensation plans and equity-based plans and administers the issuance of awards under our equity incentive plans. It also provides oversight with respect to human capital management matters, including talent and leadership engagement, development and training. The committee’s charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market.

The Compensation and Talent Management Committee charter also permits the committee to retain advisors, consultants or other professionals to assist the committee to evaluate director, Chairman and CEO or other senior executive compensation and to carry out its duties. For 2024, our Compensation and Talent Management Committee retained the services of Farient Advisors LLC (“Farient”), a qualified and independent compensation consultant, to aid the committee in performing its review of executive compensation including executive compensation benchmarking and peer group analysis. Our Compensation and Talent Management Committee annually reviews and assesses the adequacy of its charter and its own performance. Additional information regarding our Compensation and Talent Management Committee’s processes and procedures for considering executive compensation are addressed in the Compensation Discussion and Analysis below.

Compensation and Talent Management Committee profile
Jaynie Studenmund, Chair Vikram Pandit Kristy Pipes Sarah K. Williamson

•   Overall compensation risk management, including recommending incentive compensation plans

•   Retention of advisors or other compensation consultants

•   Oversight of human capital management matters

•   No interlocks or insider participation

4 committee meetings in 2024

The members of our Compensation and Talent Management Committee are appointed by our board of directors. All new members of the committee must be recommended by our Nominating and Governance Committee. Ms. Studenmund, who is not standing for re-election at the Annual Meeting, will continue to serve as Chair until the Annual Meeting.

During 2024, none of our executive officers served as a member of the board of directors or compensation committee (or similar) of any entity that has one or more executive officers who serve on our board of directors or Compensation and Talent Management Committee.

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Corporate governance

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for: (i) identifying and recommending candidates for election to our board of directors using selection criteria approved by our board of directors, reviewing composition of the board and committee membership and overseeing board refreshment and director compensation and benefits matters, (ii) developing and recommending to our board of directors Corporate Governance Guidelines, including independence standards, and other board procedures or corporate governance policies, as well as any changes to such guidelines, procedures or policies or to any of our organizational documents; (iii) overseeing our board of director and management evaluations and our director education program, and (iv) overseeing our sustainability-related goals, policies and practices. The committee’s charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market.

Nominating and Governance Committee profile
Nitin Sahney, Chair Thomas Bartlett Andreas Fibig Vikram Pandit Sarah K. Williamson

•   Reviewing composition of the board, overseeing board refreshment and identifying and recommending board candidates

•   Developing and recommending governance practices, including our Corporate Governance Guidelines

•   Overseeing board evaluations

•   Overseeing our sustainability goals, policies and practices

4 committee meetings in 2024

Our Nominating and Governance Committee reviews written and oral information provided by and about candidates and considers any additional criteria it feels are appropriate to ensure that all director nominees possess appropriate skills and experience to serve as a member of our board of directors.

It also oversees our director onboarding and training program, which provides new directors with training regarding the Company’s policies and procedures and specific requirements that may be needed based on the director’s committee memberships.

In addition, the Nominating and Governance Committee oversees and reviews the Company’s sustainability goals, policies and programs and the Company’s corporate governance policies and practices regularly. It is responsible for reviewing and assessing the adequacy of our organizational documents, and recommending any changes and annually reviewing and assessing the adequacy of its charter and its own performance. The members of our Nominating and Governance Committee are appointed by our board of directors.

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Corporate governance

Board and committee oversight of risk management

Full board oversight

Our board of directors is ultimately responsible for overseeing EXL’s risk management activities as a whole.

Our management is responsible for development of our risk management framework and methodological guidelines. Management, and ultimately, our Chairman and CEO, is responsible for our day-to-day risks, and, because we are exposed to financial risks in multiple areas of our business, day-to-day risk management activities and processes are performed by multiple members of our senior and other management.

Our management assists the board in identifying strategic and operating risks that could affect the achievement of our business goals and objectives, assessing the likelihood and potential impact of these risks and proposing courses of action to mitigate and/or respond to these risks.

Audit Committee

Responsible for primary oversight of our risk management, financial and cybersecurity risk and reporting internal and external audit controls and regulatory requirements. Reviews and discusses with management our enterprise risk assessment, major financial risk and cybersecurity exposures and the steps management has taken to monitor, control and manage such exposures, including our risk management guidelines and policies. Reviews and discusses with other board committees our sustainability disclosures, processes and controls and related matters.

Nominating and Governance
Committee

Responsible for risk relating to sustainability matters, conflicts of interest, and oversight of corporate governance policies and practices as a risk- management-related measure.

Compensation and Talent Management Committee Responsible for executive and employee compensation and retention-related risk, as well as other human capital management-related risk.

Our management maintains, as part of our disclosure controls and procedures, a separate disclosure committee. Disclosure meeting attendees generally include our CEO, Chief Financial Officer, General Counsel, other members of our Executive Committee, members of our investor relations, controllership, tax, compliance, internal audit and legal teams, as well as our external auditors and outside counsel. As part of its review of our quarterly and annual reports the disclosure committee helps facilitate understanding by the Audit Committee and our full board of directors of new or changing risks that may affect us.

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Corporate governance

Cybersecurity risk management

Given the nature of our business, EXL is highly focused on maintaining a robust and comprehensive program that identifies and manages a broad range of cybersecurity and data privacy, referred to collectively herein as “cybersecurity,” risks on behalf of our clients and their customers, as well as our employees, contractors and any relevant third parties. Cybersecurity is managed by our cross-functional cybersecurity apex body, the Management Security, Continuity and Privacy Forum, which is comprised of representatives from our management, business unit heads, and enterprise functions, such as legal, human resources, growth and strategy, compliance, technology and information security. Our Audit Committee has primary oversight over cybersecurity and receives briefings from management throughout the year, typically on a quarterly basis, regarding our security risk management, including cybersecurity-related risks, vulnerabilities, policies, practices, and strategic initiatives. At least once a year, our board receives a report from management on our cybersecurity posture, our readiness and our capability to reduce the risk of, detect and respond to a cyber-attack. Our cybersecurity team consists of qualified technical cybersecurity professionals, business continuity specialists and attorneys. We regularly conduct cybersecurity and other risk assessments and compliance audits both internally and through third party auditors that we independently engage or that we engage in connection with our certification to certain international standards. We also regularly assess and deploy technical safeguards and conduct vulnerability assessment and penetration testing of our technology environment independently and through third parties. We use the outcome of these assessments to align our cybersecurity program and technical safeguards with the evolving cybersecurity threat landscape and adjust and augment our security controls environment as required. We also periodically engage third-party experts to review and assess our cybersecurity governance and management, including as may relate to our use of suppliers and third party partners. In 2024, our board and senior management completed cybersecurity tabletop exercises to further our preparedness in the event of a need to address a variety of cybersecurity threat scenarios.

For more details on our cybersecurity program, see “Sustainability – Cybersecurity at EXL” on page 47.

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Corporate governance

Sustainability risk management

Our board reviews and receives regular reports on sustainability risks, including those relating to sustainability disclosures, employee safety, environmental-related efforts, human capital management matters, and corporate governance trends and best practices. We also receive third-party limited assurance of the information contained in our Sustainability Report from a Big 4 accounting firm affiliate.

Each of our board committees is involved in oversight over sustainability-related risks as relate to matters within their purview:

We maintain a cross functional management-level sustainability steering committee (“Sustainability Steering Committee”), which is responsible for setting our sustainability strategy and risk management, keeping our management and board up-to-date on sustainability-related developments, overseeing our internal and external disclosure on sustainability matters, and providing implementation support across our Company. The Sustainability Steering Committee works in close coordination with the board, and provides the board with advice and assistance in its oversight of sustainability risks and other matters. For more details on our sustainability-related efforts, see “Sustainability” on page 40.

Artificial intelligence risk management

We have a centralized, cross-functional AI Governance Committee, which oversees the use of AI models by EXL, and is jointly led by our General Counsel and Chief Information Officer and supported by our corporate compliance team, and engineering, digital, analytics and applicable business leads. The AI Governance Committee is guided by our global AI Governance Policy. Our board and our Audit Committee are briefed from time to time by management and third-party firms on AI-related risks and opportunities, including in-depth discussions regarding current AI deployments with our customers. For more details on the use of responsible AI, see “Responsible artificial intelligence” on page 48.

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Corporate governance

Stockholder engagement

In 2024 and continuing into early 2025, we continued our formal governance-focused stockholder outreach program. Given our frequent engagement and the maturity of our stockholder outreach program, a number of our stockholders that we engaged with in prior years indicated that they had all required information at this time, and elected to defer meeting again to a future year. For the meetings we conducted with our stockholders in 2024 and early 2025, EXL was represented by our management and members of our legal and investor relations teams. We discussed the below topics:

~79%	Outreach to stockholders by shares outstanding during 2024-2025 season

03.
Executive compensation
02.
Corporate governance practices
04.
Risk oversight
01.
Board composition and structure
05.
Human capital management
Stockholder engagement topics
06.
Sustainability disclosures
07.
Environmental impact

EXL also regularly interacts and shares information with our stockholders through our quarterly earnings calls, investor meetings, SEC filings and publications on our website, among others. The feedback received from our stockholders is shared with and reviewed by our board, which is used to inform and focus our decisions relating to our governance and sustainability practices and to improve our disclosures.

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Corporate governance

Communications with the board

Stockholders interested in contacting our board of directors, Lead Director or the directors who meet in executive session are invited to do so by writing to:

Board of Directors of ExlService Holdings, Inc.

c/o Corporate Secretary

ExlService Holdings, Inc.

320 Park Avenue, 29th Floor

New York, New York 10022

All other stockholder communications addressed to our board of directors will be referred to our Chairman and CEO and our Lead Director and tracked by our Corporate Secretary. Stockholder communications specifically addressed to a particular director will be referred to that director.

Complaints and concerns relating to our accounting, internal accounting controls or auditing matters should be communicated to our Audit Committee, which consists solely of non-employee directors. Any such communication may be anonymous and may be reported to our Audit Committee through our General Counsel by writing to:

Audit Committee of the Board of Directors

ExlService Holdings, Inc.

320 Park Avenue, 29th Floor

New York, New York 10022

Attn: General Counsel

All such concerns will be reviewed under Audit Committee direction and oversight by our General Counsel, our Head of Internal Audit or such other persons as our Audit Committee determines to be appropriate. Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of our Audit Committee. We prepare periodic summary reports of all such communications for our Audit Committee.

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Sustainability

Sustainability

In line with our mission of finding a better way for our clients, at EXL we are committed to doing our part to build a better future by operating in a responsible and sustainable manner that is aligned with and supports our business goals. We believe that by integrating sustainable practices into our business model, working towards positive social change, and providing transparent reporting on those practices and our progress, all in a manner that contributes to our corporate strategy, we are a stronger and more resilient organization that is best able to deliver long-term value to our stakeholders.

Community engagement

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Sustainability

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Sustainability

Human rights and sustainable supply chain

Human rights

Our Human Rights Policy details our commitment to human rights and our zero tolerance for workplace harassment and discrimination and preventing forced labor and trafficking and other abuses.

Sustainable supply chain

To ensure that our suppliers’ business conduct aligns with our expectations, we collect background information from our new suppliers on their policies and performance relating to economic and environmental, data privacy, and labor rights matters. We ask our suppliers to attest to their compliance with our Supplier Standards of Conduct, which set out commitments relating to creating a more sustainable and responsible world through addressing human rights, labor rights and environmental issues. We generally maintain the right to review our suppliers’ practices at onboarding and throughout our engagement. In 2024, we joined the CDP supply chain management program in order to better understand our suppliers’ emissions and environmental practices.

We seek to procure our materials from local suppliers, to the extent practicable.

Supporting and developing our people

Our people are our greatest asset and our workforce stands out as our key differentiator, essential to delivering the data and AI-driven solutions that drive our business forward and support our long-term strategic growth. At EXL, we focus on attracting, developing and engaging top talent with advanced domain, data and AI skills and expertise to meet our clients’ needs and adapt to their evolving expectations. We are committed to fostering our employees’ success by promoting engagement, providing extensive workforce upskilling and reskilling, and enabling continuous capability development. We value diverse perspectives and experiences and seek to cultivate culture aligned with our core values. To understand employee satisfaction and engagement, we regularly conduct surveys and we leverage people analytics to refine our talent management strategies. On an annual basis, our Compensation and Talent Management Committee reviews a comprehensive human capital strategic review prepared by management, followed by a full board review.

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Sustainability

Headquartered in New York, we are made up of approximately 59,500 professionals as of December 31, 2024, with more than 50 offices spanning six continents.

EXL locations

Our workplace culture

We believe that our employees’ diversity of perspective and experience are key to our ability to innovate on a global scale, in line with our long-term corporate strategy. We believe that creating an inclusive environment is the responsibility of all of our people managers, but the overall governance of workplace culture is led by our human resources leadership team and is ultimately overseen by our board. A global, cross-functional mix of leaders provides input and helps set direction on key priorities and actions, conducts periodic reviews and provides execution leadership for specific initiatives. We aim to foster an inclusive and productive work culture and environment that harnesses the power of our people to drive organizational success.

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Sustainability

Talent recruitment, development and retention

Talent-first mindset for our multifaceted talent needs	Integrated talent management framework	Active role for senior leadership	Continuous employee development

We view talent as a differentiator for our Company’s competitive advantage and, under the leadership of our board and senior executives, are committed to a talent-first mindset. Our talent model is based on building a distributed workforce for our multifaceted talent needs.

We maintain an integrated talent management framework, employing active collaboration between our recruitment, capability development and human resource functions. We use data, technology, including an AI-driven infrastructure, and business insights to help us create a global talent network and stay ahead of the dynamic talent economy, while building a future ready workforce.

Our senior leadership team and board play a critical role in defining our talent priorities to align with our strategic vision for each of our business units, as well as with our clients’ priorities.

From the time they join EXL, we focus on developing our employees by promoting opportunities for large-scale upskilling and reskilling, while fostering a learning environment conducive to individual skill-building and career advancement. We build role-specific capabilities in our employees to be able to place the right people in the right roles. We maintain rigorous promotion standards, and competitive compensation packages that include incentive-based compensation.

Our capability development framework is focused on developing our employees’ digital and industry knowledge and leadership as a means to develop our talent internally. We achieve this through our learning academies, and through partnerships with industry organizations, institutes, business schools and consulting firms. We use a learning management system, reNew, that permits our employees to engage in self-directed learning by participating in collaborative trainings that are personalized to their interests and positions and are delivered virtually from any location, at any time. We also maintain a learning marketplace that provides employees with regularly updated best-in-class digital trainings and certifications.

Academies

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Sustainability

2024 Training

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Sustainability

Employee engagement and communication

We consider communication and engagement with our approximately 59,500 employees distributed throughout more than 50 offices and in remote working locations worldwide to be important to our ability to promote our ONE EXL culture that prioritizes inclusivity and collaboration. We continued to rely on, and improve, our digital communication and collaboration platforms and multi-channel approach to keeping our employees informed. In particular, we engage with our employees through:

Benefits

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Sustainability

Employee health, safety and wellbeing

Because our people are so important to us, we have always viewed employee health, safety and wellbeing as one of our top commitments. EXL has a well-defined Health and Safety Management System that is certified to ISO 45001:2018. In 2024, we received a Five Star Rating from the British Safety Council for best practices in occupational health and safety in our United Kingdom, India, Philippines, Europe and South Africa centers. We periodically provide trainings on health and safety to our employees, suppliers and partners. In 2024, health and safety training e-module was mandatory for all of our employees. We also conduct a risk assessment every six months with the aim of minimizing risk in the workplace. We have also established Company-wide and worksite-specific workplace safety objectives that are integrated into our EHS Management System. Where practical, we seek to integrate EHS with our business activities, focusing on conducting our activities in an environmentally responsible manner and ensuring the health and safety of our employees, contractors, customers, visitors and the communities in which we operate. We also have a number of initiatives to promote our employees’ wellbeing:

Global Employee Wellness Program for mental and physical health and stress management
In-office massages for certain of our US employees
Wellbeing webinars and workshops
Wellbeing initiatives
Wellness newsletters
Online and tele-consultations on health and wellness for our Indian employees

Cybersecurity at EXL

We are committed to protecting the confidentiality, integrity, availability and privacy of the information assets of our clients and their customers, as well as our employees, vendors and any other third parties, that are shared with us and for which we are responsible. We maintain a comprehensive information and cybersecurity and data privacy program, based on defined policies processes and practices to safeguard the security, confidentiality, integrity, availability and protection of this information that we aim to continually strengthen in order to mitigate material vulnerabilities and the impact of cyber incidents and comply with applicable privacy laws and regulations.

For more information on our cybersecurity risk management, please see “Cybersecurity risk management” on page 36. For more information on our information security and data privacy procedures, please refer to the 2024 Form 10-K, Item 1C.

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Sustainability

Responsible artificial intelligence

We seek to ensure that our use of AI in our business and operations is ethical and trustworthy and that its development and application is based on the principles of fairness, security, reliability, transparency, accountability, and privacy. We have a centralized, cross-functional AI Governance Committee that is jointly led by the General Counsel and Chief Information Officer and supported by our corporate compliance team, and engineering, digital, analytics and applicable business leads, which oversees the use of AI models by EXL. Pursuant to our AI Governance Policy, for each new deployment of AI created by EXL, we assess the AI model against the principles of trustworthy AI described above. Our AI Governance Policy also provides guidelines on regulatory compliance, data privacy and security, best practices for front-end and back-end development and human oversight as it relates to the use of responsible AI. Our management of these risks is reported to the board and the Audit Committee from time to time. See “Artificial intelligence risk management” on page 37. We also place emphasis on ensuring that our people are trained in AI and responsible AI. See “2024 Training” on page 45.

Sustainability scorecard

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Sustainability

Sustainability matters and pay-for-performance at EXL

Continued focus on sustainability initiatives aligned with business strategy and return on investment is a factor in determining in our CEO’s total compensation. The achievement of specific performance goals relating to sustainability matters relevant to our overall business strategy. For more information, see “Detailed review of compensation components – Annual incentives – Determination of individual performance measure achievement” on page 68.

Sustainability oversight

For more information on our oversight of sustainability and sustainability-related matters and risks, see “Sustainability risk management” on page 37.

Learn more about sustainability matters at EXL

Please visit www.exlservice.com/about/sustainability to learn more about our efforts toward sustainability, the impacts we are making on our communities and the environment and how this contributes to our business strategy. Information on our website referred to in this Proxy Statement does not constitute a part of this Proxy Statement.

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Our Executive Committee

Our Executive Committee

From back left: Vivek Jetley, President and Head of Insurance, Healthcare and Life Sciences; Vikas Bhalla, President and Head of AI Services and Operations; Anita Mahon, Chief Strategy and M&A Officer*; Narasimha Kini, Executive Vice President, Banking & Capital Markets and Diversified Industries; Maurizio Nicolelli, Executive Vice President and Chief Financial Officer; Pamela Harrison, Executive Vice President and Chief Human Resources Officer; Ajay Ayyappan, Executive Vice President, General Counsel and Corporate Secretary

From front left: Andy Logani, Executive Vice President and Chief Digital and AI Officer; Vishal Chhibbar, Executive Vice President, International Growth Markets and Chief Growth Officer; Rohit Kapoor, Chairman and CEO; Baljinder Singh, Executive Vice President, Global Chief Information Officer, and Head of Enterprise Digital Transformation

*Ms. Mahon served on our Executive Committee through April 1, 2025.

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Our Executive Committee

Executive Committee biographies

The following are biographies for each of the members of our Executive Committee. Of the members of our Executive Committee, Rohit Kapoor, Ajay Ayyappan, Vikas Bhalla, Vishal Chhibbar, Pamela Harrison, Vivek Jetley, Narasimha Kini and Maurizio Nicolelli are considered executive officers. Anita Mahon served on our Executive Committee through April 1, 2025.

Rohit Kapoor (age 60) | Chairman and CEO See section entitled “Our board of directors” above.

Ajay Ayyappan (age 47) | Executive Vice President, General Counsel and Corporate Secretary

Mr. Ayyappan has served as our Executive Vice President, General Counsel and Corporate Secretary since February 2023. He previously served as our Senior Vice President, General Counsel and Corporate Secretary (December 2018 to February 2023), our Vice President, Acting General Counsel and Corporate Secretary (August 2018 to December 2018), our Vice President, Deputy General Counsel and Assistant Secretary (April 2014 to August 2018) and our Vice President and Assistant General Counsel (March 2007 to March 2014). Prior to joining us, Mr. Ayyappan was a corporate associate at the law firm, Morgan, Lewis & Bockius LLP.

Vikas Bhalla (age 53) |  President and Head of AI Services and Operations

Mr. Bhalla has served as our President and Head of AI Services and Operations Strategic Growth Unit since the introduction of our new operating model in 2025. Previously, he served as President and Business Head, Insurance since April 2024 and, prior to that, as our Executive Vice President and Business Head, Insurance since January 2014 and as our Head of Outsourcing since November 2009. He previously served as Vice President, Operations of EXL India (June 2006 to October 2009), as Vice President, Migrations, Quality and Process Excellence of EXL India (April 2002 to June 2006) and as Director, Quality Initiatives of EXL India (May 2001 to March 2002). From May 1998 to May 2001, Mr. Bhalla served in various capacities at General Electric, including as the Quality Leader and E-Business Leader for GE Plastics India. Mr. Bhalla is based in India.

Vishal Chhibbar (age 57) | Executive Vice President, International Growth Markets and Chief Growth Officer

Mr. Chhibbar has served as our Executive Vice President, International Growth Markets and Chief Growth Officer Unit since the introduction of our new operating model in 2025. Previously, he served as our Chief Growth and Strategy Officer since July 2023. Mr. Chhibbar was EXL’s chief financial officer from 2009 – 2019, and also previously served as the head of Finance and Accounting at EXL. Between 2019 and his return to EXL as chief financial officer at Brillio and president and chief financial officer of EPIQ. Mr. Chhibbar has also served in various financial leadership roles across companies such as GE Capital, American Express Bank and Xerox.

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Our Executive Committee

Pamela Harrison (age 60) | Executive Vice President and Chief Human Resources Officer

Ms. Harrison has served as our Executive Vice President and Chief Human Resources Officers since June 2023. She previously served as executive vice president of human resources at Genworth Financial, and as a director of human resources of business transformation at Latham & Watkins LLP.

Vivek Jetley (age 50) |  President and Head of Insurance, Healthcare and Life Sciences

Mr. Jetley has served as our President and Head of Insurance, Healthcare and Life Sciences since the introduction of our new operating model in 2025. Previously, he served as President and Business Head, Analytics since April 2024 and previously as our Executive Vice President and Business Head, Analytics since January 2020. He previously served in various leadership roles with us, including heading enterprise strategy and setting up a strategic deal team. Mr. Jetley has been with EXL since 2006. Prior to joining us, Mr. Jetley was a Partner at Inductis.

Narasimha Kini (age 56)  |  Executive Vice President, Banking & Capital Markets and Diversified Industries Mr. Kini has served as our Executive Vice President, Banking & Capital Markets and Diversified Industries since the introduction of our new operating model in 2025. Previously, he served as our Executive Vice President and Business Head, Emerging Business since October 2021. He previously served in several leadership roles with us, including in our strategic initiatives and finance and accounting services. Mr. Kini has been with EXL since 2001. Prior to joining us, Mr. Kini was a Finance Leader at Willis Faber.

Anand “Andy” Logani (age 48) | Executive Vice President and Chief Digital and AI Officer

Mr. Logani has served as our Executive Vice President and Chief Digital and AI Officer since the introduction of our new operating model in 2025. Previously, he served as our Executive Vice President and Chief Digital Officer since January 2024. Since joining EXL in 2001, he has served in various leadership positions with us, including as Chief Digital Officer and as our Global Head of Life & Annuity Insurance business. Prior to joining us, Mr. Logani was a member of the strategic sales team at Kuehne & Nagel.

Anita Mahon (age 56) | Executive Vice President and Chief Strategy and M&A Officer

Ms. Mahon has served as our Executive Vice President and Chief Strategy and M&A Officer since the introduction of our new operating model in 2025. Previously, she served as our Executive Vice President and Business Head, Healthcare since May 2022, and served prior to that as our Executive Vice President and Chief Growth Officer (March 2020 to May 2022). Prior to joining us, Ms. Mahon served as Vice President, Data, Strategy & Portfolio Officer at IBM Watson Health, a business unit focused on developing cognitive and data-driven technologies to advance health. Ms. Mahon joined IBM in 2016 through its acquisition of Truven Health Analytics, a healthcare information and analytics business, where she served as Chief Strategy Officer. Prior to Truven, she held other leadership roles that placed her at the intersection of strategy, technology and analytics.

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Our Executive Committee

Maurizio Nicolelli (age 56) | Executive Vice President and Chief Financial Officer

Mr. Nicolelli has served as our Executive Vice President and Chief Financial Officer since February 2020. Prior to joining the Company, Mr. Nicolelli served as Senior Vice President and Chief Financial Officer of Casa Systems beginning in 2019. He previously served 23 years at FactSet Research Systems, where he was Senior Vice President, Principal and Chief Financial Officer from 2009 to 2018.

Baljinder Singh (age 52) | Executive Vice President, Global Chief Information Officer, and Head of Enterprise Digital Transformation

Mr. Singh has served as our Executive Vice President and Global Chief Information Officer since January 2024. Mr. Singh has been with EXL for more than 24 years, joining us as part of the founding leadership team. He has held several leadership roles at EXL across technology, transformation, digital solutions, platforms development, and information security. He is based in India.

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Executive compensation

Executive compensation

Compensation Discussion and Analysis

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Executive compensation

Named Executive Officers

As determined in accordance with SEC rules, our named executive officers (“NEOs”) for 2024 are:

Rohit Kapoor, our Chairman and CEO

Maurizio Nicolelli, our Executive Vice President and CFO

Vikas Bhalla, our President and Head of AI Services and Operations*

Vivek Jetley, our President and Head of Insurance, Healthcare and Life Sciences *

Vishal Chhibbar, our Executive Vice President, International Growth Markets and Chief Growth Officer

*Messrs. Bhalla and Jetley were each promoted, effective April 1, 2024, from executive vice president to president in addition to their business head roles.

Executive summary

Select 2024 financial and business highlights

•

Our annual revenues increased 12.7% from $1.6 billion in fiscal year 2023 to $1.8 billion in fiscal year 2024. Analytics revenue increased 9.2% and digital operations and solutions revenue increased 15.6%.

•	We improved our net income attributable to stockholders by 7.4% from $184.6 million in fiscal year 2023 to $198.3 million in fiscal year 2024.

•	Our diluted EPS increased from $1.10 in fiscal year 2023 to $1.21 in fiscal year 2024, an increase of 10%.

•	We added approximately 5,500 employees to our global workforce, mainly in our delivery centers.

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Executive compensation

•

In 2024, we returned capital to stockholders by repurchasing $196.5 million of shares. Our board of directors authorized a new $500 million common stock repurchase program beginning March 1, 2024. On March 15, 2024, we entered into a 2024 ASR Agreement with Citibank to repurchase shares of our common stock for an aggregate purchase price of $125.0 million, as part of our 2024 Repurchase Program.

•

As of December 31, 2024, our 1-year TSR was 43.9%, our 3- year TSR was 53.3% and our 5-year TSR was 219.5%, in each case, outperforming our comparator groups and reflecting our short and long-term growth expectations and performance.

Awards and recognitions

America's Climate Leaders List 2023-2024

USA Today

America's Most Responsible, Greenest, and Reliable Companies List – 2024-2025

Newsweek

Top 100 Most Sustainable Companies 2023 and 2024

Barron's

Leader, including in Analytics and Artificial Intelligence Services Specialist, Low-code Application Development Services, Property & Casualty Insurance BPS and Payment Integrity Solutions

Everest Group PEAK Matrix® Assessment 2024

Leader, including for Gen AI and Insurance Services

ISG Provider Lens™ 2024

Market Leader, including for Customer Experience

HFS Horizons reports

Major Player

IDC MarketScape for Worldwide Data Modernization 2024

Most Trusted Companies in America List 2025; America's Most Successful Mid-Cap Companies List 2025

Forbes

Best Employers Asia-Pacific List 2025

Financial Times

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Executive compensation

Clients and operations

•	In 2024, we won 69 new clients, adding to the 63 new clients we won in 2023.

•	Acquired ITI Data, a data management solutions firm that works with eight of the world’s largest banks, financial services and healthcare companies.

•	Launched EXL Insurance LLM, developed using NVIDIA AI software that addresses the highly specialized needs of the insurance industry.

Summary of key compensation considerations & decisions in 2024

The following highlights the Compensation and Talent Management Committee’s key considerations and compensation decisions in 2024.

Items	Considerations and decisions

Stockholder Input	Approximately 98% of our stockholders approved, on a non-binding basis (excluding broker non-votes), of our compensation of our NEOs. In 2024, we continued to engage with our stockholders about our executive compensation program, as described on page 108.

Base Salaries	The majority of our named executive officers received a base salary increase, which had not been increased since October 1, 2022.

Annual Incentives	Our annual incentives continued to be based on achievement of Company goals (revenue and AOPM) and personal performance goals. In 2024, we delivered 99.4% of our revenue performance target and 99.2% of our AOPM target, resulting in annual incentive payouts, ranging from 84% to 117% of target performance for our named executive officers.

Equity Incentives

Consistent with prior years, we granted time-based and performance-based restricted stock units to our NEOs. Performance-based restricted stock units are linked to the achievement of cumulative revenue and relative TSR.

The time-based restricted stock units vest 25% per year over four years based on continued employment and the performance-based restricted stock units cliff vest at the end of a three-year performance period based on our achievement of the performance metrics.

Pay-for-performance

Our executive compensation philosophy is focused on pay-for-performance. In this regard, we link a significant portion of each NEO’s total compensation to the achievement of specified performance goals. This variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.

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Executive compensation

As illustrated by the following charts, the majority of the compensation that may be earned by our named executive officers is tied to the achievement of financial performance metrics (annual incentive awards and PRSUs) or fluctuates with the underlying value of our common stock (PRSUs and RSUs).

* Base salary also includes items included in “All Other Compensation” in the Summary Compensation Table on page 78.

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Executive compensation

Executive compensation program, practices and policies

Our compensation programs, practices and policies are reviewed and re-evaluated regularly and are subject to change from time to time in line with market best practices, including alignment of pay with performance. Our executive compensation philosophy is aligned with our core values, focused on pay-for-performance and designed to reflect appropriate governance practices aligned with the needs of our business. Listed below are some of the Company’s more significant practices and policies that were in effect during fiscal year 2024, which are intended to drive performance and to align our executives’ interests with those of our stockholders.

What we do	What we don’t do

Align our executive pay with performance: We link a significant portion of each NEO’s total compensation to the achievement of specific performance goals.

Variable compensation is “at-risk” and rewards performance and contributions to both short- and long-term financial performance.

No option repricing: We prohibit option repricing without stockholder approval.

Use appropriate peer groups when establishing compensation: We establish a peer group to help us review market practices and design a competitive compensation program. The criteria for peer group selection include annual revenues, similarity in business model and strategic focus, scope of operations, potential mobility of talent and industry alignment.

We set compensation of our executive officers at levels that we believe are appropriate relative to the compensation paid to similarly situated officers of our peers, giving consideration to market and other factors.

No option backdating or discounting: We prohibit option backdating and discounting.

Ensure equity compensation best practices: We design annual long-term equity incentives to encourage our executives to maintain a long-term view of stockholder value creation and to encourage retention. Our standard annual equity awards are granted on the basis of the executive’s prior year’s performance and are subject to time or performance-based vesting conditions. A significant portion of such awards only pay out according to the achievement of Company performance goals covering a 3-year period.

We hold dividends accrued under our equity awards, if any, until the recipient vests in the underlying shares or units.

No excessive overhang or dilution: We do not have excessive overhang or dilution from equity grants.

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Executive compensation

What we do	What we don’t do

Maintain an independent Compensation and Talent Management Committee and compensation consultant: Compensation decisions for our NEOs are approved by a Compensation and Talent Management Committee composed of non-employee independent directors.

Our Compensation and Talent Management Committee is advised by an independent compensation consultant who reports directly to the Compensation and Talent Management Committee and provides no other services to the Company or management.

Perquisites: We do not provide our named executive officers with significant perquisites or personal benefits. We believe the limited perquisites we do offer are reasonable and consistent with market trends. In addition, we consider the perquisites and personal benefits that we offer to our executives in India to be customary benefits which allow us to remain competitive for top talent.

Mitigate risks: The mix and design of our compensation programs serves to mitigate operational, financial, legal, regulatory, strategic and reputational risks.	No tax gross-ups: We do not provide gross-ups to any of our named executive officers for any excise taxes imposed with respect to Section 280G (change-in-control payments) or Section 409A (nonqualified deferred compensation) of the U.S. Internal Revenue Code of 1986, as amended (which we refer to as the “Code”).

Maintain a clawback policy: Our clawback policy, which covers both performance-based and time-based awards, mandates recoupment of erroneously awarded incentive based compensation in the event of a financial restatement and allows for recoupment of compensation in the event of an executive’s misconduct.	No hedging: We maintain a policy in which the following persons are prohibited from engaging in hedging transactions involving our shares and other securities: our directors and their secretaries and other assistants; our executive officers and their secretaries and other assistants; our employees in the accounting, finance and legal departments; the members and permanent invitees of our operating and executive committees; and all of our vice president level 2 and 3 officers (whom we refer to collectively as “Reporting Persons”). For this purpose, “hedging” refers to any strategy to offset or reduce the risk of price fluctuations in our shares or other securities or to protect, in whole or in part, against declines in the value of our shares or other securities. This prohibition thus applies to all transactions in derivative securities based on our stock such as other securities, including puts, calls, swaps and collar arrangements.

Maintain a robust stock ownership policy: We maintain a robust stock ownership policy that requires each covered executive to maintain aggregate stock ownership equal to at least two times his or her base salary (six times for the CEO). See page 75 for a discussion of that policy.

We maintain a similar stock ownership policy for our non-employee directors, requiring them to maintain aggregate stock ownership equal to at least five times their annual cash retainer. See page 75 for a discussion of that policy.

As of December 16, 2024, all covered executives and directors were in compliance with the applicable stock ownership policy.

No pledging: Under our policy mentioned above, Reporting Persons (as defined above) are only permitted to pledge shares of our stock that exceed those required to be owned under our stock ownership policy described above.

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Executive compensation

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Executive compensation

Compensation process: roles and responsibilities

Our Compensation and Talent Management Committee has established a number of processes to assist it in ensuring that our executive compensation programs are achieving their objectives. Our Compensation and Talent Management Committee, our management and our independent compensation consultant are each engaged in these processes, as described in greater detail below.

Company performance – Compensation and Talent Management Committee

Establishment of performance measures

At the beginning of each year, or the end of the prior year, our Compensation and Talent Management Committee establishes the Company-wide and relevant business line performance measures on which our named executive officers’ annual cash incentive awards and equity incentive awards are largely based. These measures reflect targets that are intended to encourage stretch performance.

Assessment of Company performance

At the end of the performance period, the Compensation and Talent Management Committee reviews and certifies our performance achievement in relation to the pre-established targets and considers the appropriateness of adjustments to the performance criteria and calculations of performance achievement to determine payout for cash and equity incentive awards.

Individual performance – board of directors, Compensation and Talent Management Committee, and CEO

The evaluation of an individual’s performance determines a portion of the payouts under our annual incentive program and influences any changes in base salary for each of our named executive officers.

Assessment of CEO performance

For Mr. Kapoor, our board of directors reviews and provides feedback on a self-evaluation prepared by Mr. Kapoor. Once all directors have given feedback on Mr. Kapoor’s performance, our Lead Director and Chair of the Compensation and Talent Management Committee lead a comprehensive discussion of the full board of directors on Mr. Kapoor’s performance, leadership accomplishments and overall competence to evaluate the achievement of established objectives.

Assessment of performance for all other NEOs and executive officers

For all other NEOs and executive officers, Mr. Kapoor makes a performance assessment and compensation recommendation to our Compensation and Talent Management Committee. He bases the performance assessments on our named executive officers’ self-evaluations and his performance assessments of each of them.

Our board of directors reviews the performance assessments with Mr. Kapoor and evaluates the achievement of established objectives by each executive officer and his or her business line, if applicable, and his or her contribution to our performance, leadership accomplishments and overall competence.

Other matters relevant to compensation decisions – Compensation and Talent Management Committee	Our Compensation and Talent Management Committee periodically reviews related matters such as succession planning and management, evaluation of management performance, changes in the scope of managerial responsibilities, and consideration of the business environment, and considers such matters in making compensation decisions. The Compensation and Talent Management Committee also considers an executive officer’s job responsibilities, performance, qualifications and skills in determining individual compensation levels.

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Executive compensation

Independent compensation consultant

For 2024, the Compensation and Talent Management Committee retained the services of Farient, a qualified and independent compensation consultant, to aid the Compensation and Talent Management Committee in performing its duties. The Compensation and Talent Management Committee’s compensation consultant assists in:

•   reviewing our executive pay philosophy,

•   collecting and evaluating external market data regarding executive compensation and performance,

•   selecting peer group companies,

•   reviewing the Proxy Statement,

•   advising the Compensation and Talent Management Committee on developing trends and best practices in executive compensation and compensation governance, and

•   advising the Compensation and Talent Management Committee on incentive plan design that aligns with our strategy.

In addition, Farient advises our Nominating and Governance Committee regarding director compensation from time to time. Other than performing these consulting services, Farient does not provide other services to us or our executive officers. We have affirmatively determined that no conflict of interest has arisen in connection with the work of Farient as compensation consultant for the Compensation and Talent Management Committee.

Peer market data Compensation and Talent Management Committee and independent compensation consultants

We review peer compensation data on an annual basis in order to set compensation for each following year. At the time compensation decisions were made for our senior executive officers in 2024, our Compensation and Talent Management Committee reviewed publicly available compensation data. In partnership with our independent compensation consultant, we have established a list of criteria to assess the relevance of different companies to be included in our compensation peer group. The criteria by which we select our peers includes companies that are in similar industries, have similar business models (operating in similar markets, requiring similar executive talent skills and subject to similar market forces), and are within a revenue range of around half our revenues to three times our revenues.

The following chart shows the peer group companies that we used to make 2024 compensation decisions, as well as the respective industries and 2024 revenues of each:

	Company	Industry	2024 Revenue ($MM, USD)

	EPAM Systems, Inc.	IT Consulting and Other Services	$4,728

	Genpact Limited	Data Processing and Outsourced Services	$4,767

	Verisk Analytics, Inc.	Research and Consulting Services	$2,882

	TTEC Holdings, Inc.	Data Processing and Outsourced Services	$2,208

	ExlService Holdings, Inc.	Data Processing and Outsourced Services	$1,838

	Teradata Corporation	Systems Software	$1,750

	Fair Isaac Corporation	Application Software	$1,718

	Informatica Inc.	Application Software	$1,640

	WNS (Holdings) Limited	Data Processing and Outsourced Services	$1,323

	UiPath Inc.	Systems Software	$1,308

	Guidewire Software, Inc.	Application Software	$980

	Perficient, Inc.	IT Consulting and Other Services	n/a

	Splunk Inc.	Application Software	n/a

	Thoughtworks Holding, Inc.	IT Consulting and Other Services	n/a

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Executive compensation

In June of 2024, we updated the peer group companies that we used to make 2025 pay decisions as follows: Splunk was removed due to its acquisition by CISCO and was replaced with Dun & Bradstreet which provides business-to-business data and analytics. In addition, each of Perficient and Thoughtworks will be removed in future years as they were acquired in 2024.

We use a separate peer group for measuring performance under our PRSUs, as described under “Compensation—2024 Annual Restricted Stock Unit Awards.”

Management also used compensation survey data from Aon Consulting, comprised of companies within our global industry with whom we compete for talent. While the Compensation and Talent Management Committee reviewed and considered the data provided by these surveys, it did not consider or review the compensation paid to executives at the component companies included within such surveys and did not use this information or any other data as a definitive benchmark to set executive compensation for fiscal year 2024.

Our Compensation and Talent Management Committee reviews compensation information provided by Farient and other third-party data to evaluate each executive’s base salary, annual cash incentives and equity incentives when changes in compensation are considered. Compensation decisions are designed to promote our fundamental business objectives and strategy.

Our Compensation and Talent Management Committee uses the compensation data to obtain a general understanding of current market practices, so it can design our executive compensation program to be competitive. Market data is not used exclusively, but rather as a point of reference to draw comparisons and distinctions.

Components of executive compensation for 2024

For 2024, the compensation of executive officers consisted of the following five primary components:

Compensation component	Description	Objectives

Base salary	Fixed compensation that is reviewed annually and is based on performance, experience, responsibilities, skill set and market value.	Provide a base level of compensation that corresponds to the job function performed. Attract, retain, reward and motivate qualified and experienced executives.

Annual incentives

“At-risk” compensation earned based on performance measured against pre-established annual goals.

75% of each NEO’s award is tied to Company-wide performance with the remaining 25% to the achievement of individualized goals.

Incentivize executives to achieve annual goals that ultimately contribute to long-term company growth and stockholder return.

Long-term incentives

“At-risk” compensation in the form of equity awards whose value fluctuates according to stockholder value.

RSU Awards:

-   40% of the award vests based on continued service.

-   60% vests based on achievement of revenue and relative total stockholder return goals.

Align executive interests with those of stockholders. Reward continuous service with the Company. Incentivize executives to achieve goals that drive company performance over the long-term.

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Executive compensation

Compensation component	Description	Objectives

Other benefits	Broad-based benefits provided to employees (e.g., health and group insurance), a retirement savings plan and other personal benefits where appropriate and as required by local law.	Provide a total compensation package that is competitive with the marketplace and addresses unique needs, especially for overseas executives.

Severance and change in control protections	Protect executives during potentially tumultuous corporate transaction. Provide post-employment compensation upon other involuntary terminations.

Allow executives to focus on generating stockholder value during a change in control transaction.

Provide market-competitive post-employment compensation recognizing executives likely require more time to find subsequent employment.

Detailed review of compensation components

Base salary

As discussed above, we provide our named executive officers fixed cash compensation commensurate with their performance, experience, responsibilities, skill set and market value. This attracts and retains an appropriate caliber of talent for these positions and provides a base wage that is not subject to our performance risk. In setting base salaries for 2024, our Compensation and Talent Management Committee considered:

Individual performance	The degree to which the executive met and exceeded expectations.

Market data	Market data to test reasonableness of compensation.

Overall compensation mix	Senior executives should have a greater portion of their compensation tied to increasing stockholder value.

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Executive compensation

Upon completing its review, the Compensation and Talent Management Committee determined it was appropriate to increase base salaries for each of our NEOs (other than Mr. Chhibbar who joined the Company in July of 2023) because the NEOs had not received a compensation increase since October 2022 and based on overall Company performance. In addition, for Messrs. Bhalla and Jetley, the Compensation and Talent Management Committee determined that a larger increase (18% and 10%, respectively) was appropriate, as a result of each of their promotions from Executive Vice President to President in April 2024. The fixed compensation amount for Mr. Bhalla covers not only base salary, but also amounts available as a travel allowance, an automobile allowance, a housing allowance, and a cash supplementary allowance, consistent with compensation practices in India.

Name	2023 Base salary / annual fixed compensation ($/INR)		2024 Base salary / annual fixed compensation ($/INR)		Percentage change to annual fixed compensation (%)

Rohit Kapoor	815,000		840,000		3%

Maurizio Nicolelli	510,000		540,000		6%

Vikas Bhalla (1)	INR 27,900,000	(2)	INR 33,000,000	(2)	18%

Vivek Jetley	500,000		550,000		10%

Vishal Chhibbar	N/A	(3)	500,000		—

(1) For Mr. Bhalla, total annual fixed compensation is determined and paid in Indian rupees.

(2) Equivalent to $335,304 for 2023 base salary and $385,446 for 2024 base salary, converted, respectively, at 83.208 INR to 1 USD, which was the exchange rate on December 29, 2023, and 85.615 INR to 1 USD, which was the exchange rate on December 31, 2024.

(3) Mr. Chhibbar’s 2023 compensation is not included in the table above because he was not an NEO in 2023.

Annual cash incentive program

We have established an annual cash incentive program under our the ExlService Holdings, Inc. 2018 Omnibus Incentive Plan, approved by the Company’s stockholders at the annual meeting of stockholders held in June 2018 (the “2018 Plan”), in order to align our executive officers’ goals with our performance targets for the current year and to encourage meaningful contributions to our future financial performance. Our Compensation and Talent Management Committee approved the same framework for our annual incentive program in late 2023 for awards payable in respect of 2024 performance as we have used in prior years. Under the program, annual incentive award target amounts, expressed as a percentage of base salary or annual fixed compensation, are established for participants at the beginning of each year. Funding of potential annual incentive award payouts for the year are determined by our financial results for the year relative to predetermined performance measures and our assessment of each named executive officer’s performance relative to his or her predetermined individual performance goals. If our performance falls short of target, our aggregate funding of the annual incentive pool declines. If we do not achieve a minimum threshold for the established financial performance objectives, then the annual incentive pool is not funded for that particular objective. The Compensation and Talent Management Committee has the discretion under the 2018 Plan to adjust an award payout from the amount yielded by the formula at the end of the performance period for reasons including, but not limited to, the effect of changes in laws or regulatory rules, acquisitions or divestitures, reorganization or restructuring, extraordinary accounting items, foreign exchange gains or losses, and/or any specific unusual or non-recurring events. The Compensation and Talent Management Committee did not apply any such discretionary adjustments for the 2024 annual incentive awards.

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Executive compensation

Our Compensation and Talent Management Committee considered the following when establishing the awards for 2024:

Annual incentive award targets

Annual incentive award targets were established based on job responsibilities and comparable market data. Our objective was to set targets such that total annual cash compensation was within the broad middle range of market data and a substantial portion of that compensation was linked to our performance. Our Compensation and Talent Management Committee established the following annual incentive award targets (expressed as a percentage of base salary or annual fixed compensation) as well as maximum targets for each named executive officer for 2024, which remained unchanged versus the prior year.

Name	Annual incentive award target(1)	Annual incentive award maximum

Rohit Kapoor	150% of base salary	300% of base salary

Maurizio Nicolelli	75% of base salary	150% of base salary

Vikas Bhalla	75% of annual fixed compensation	150% of annual fixed compensation

Vivek Jetley	75% of base salary	150% of base salary

Vishal Chhibbar	75% of base salary	150% of base salary

(1) Annual incentive award target is a % of base salary for US based employees and annual fixed compensation for Mr. Bhalla, who is based in India.

Performance measures

Our executives were eligible to earn annual incentives with 75% of the award based on their achievement of Company-wide performance metrics and the remaining 25% of the award based on individual performance. Consistent with prior years, the Company-wide portion of the 2024 annual incentive program was based 50% on the Company’s revenue goal and 50% on the Company’s adjusted operating profit margin (AOPM) for all employees, including our named executive officers. Individual performance goals are unique to each of our executive positions within the organization. The Compensation and Talent Management Committee believes achievement of these performance metrics will drive our business and, in turn, lead to increased stockholder value.

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Executive compensation

Determination of financial performance achievement

For 2024, our Compensation and Talent Management Committee established a revenue target of $1.84 billion (which was 13.6% higher than our actual revenue for the prior year and 14.3% higher than our prior year’s target performance) and an AOPM target of $357.1 million (which was 15.2% higher than our actual AOPM for the prior year and 16.6% higher than our prior year’s target performance). As shown below, the portion of annual incentive award payments that were subject to these financial performance measures could have ranged from zero to 200% of the target depending on the achievement of the performance goals.

Performance targets: revenue ($1.84 billion); and AOPM ($357.1 million)

% of performance achieved compared to target goal	% of target portion funded*

Above 110%	200%

At 100%	100%

At 90%	10%

Less than 90%	0%

*Linear interpolation for performance between discrete points.

Based on our performance during the 2024 fiscal year, we achieved revenue performance of $1.83 billion, which was equal to 99.4% of our revenue performance target (resulting in funding of 94.9% based on the chart above), and AOPM performance of approximately $354.1 million, which was equal to 99.2% of our AOPM target (resulting in funding of 92.6% based on the chart above), which together yielded a weighted funding of 93.8% for the Company-wide performance metric. For purposes of achievement of financial performance targets, revenue and AOPM are measured using the estimates and assumptions (particularly, currency exchange rates) at the time the targets are established.

Determination of individual performance measure achievement

Our named executive officers earn a portion of their annual incentive awards based on the achievement of individual performance measures designed to balance the named executive officers’ efforts between the achievement of near-term objectives that improve specific processes or performance metrics and long-term objectives that increase the Company’s value, economic impact, and sustained stockholder returns. For more information on the process for determining individual performance measure achievement, please see “Compensation process: roles and responsibilities” on page 62. Below is a summary of each named

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Executive compensation

executive officer’s individual performance measures, as well as a summary of each named executive officer’s achievements in light of the designated performance measures applicable to each such executive’s role during 2024:

Named Executive Officer	2024 Individual performance measure	2024 Individual performance achievement

Rohit Kapoor

•   Drive profitability with sustained momentum

•   Improve adjusted operating profit margin

•   Execute strategic pivot to data and AI-led positioning

•   Develop robust partnerships

•   Improve employee experience through greater engagement

•   Continued focus on sustainability

•   Led growth resulting in 2024 revenue of $1.8 billion (12.7% year-over-year growth) with sustained profitability and adjusted EPS(1) of $1.65 (15.4% year-over-year growth)

•   AOPM improved by 10 bps from 2023 to 2024, reaching 19.4%

•   Executed a successful pivot to data and AI-led market positioning, resulting in a 53% revenue share from data and AI; acquired and integrated ITI Data, expanding the Company’s data management capabilities; developed and launched EXL Insurance LLM, among others

•   Built a large partner-led pipeline with key industry players with advances on joint market offerings and GTM actions

•   Continued focus on talent upskilling, expanded leadership backgrounds and expertise and digital capabilities, including through 1.8 million hours dedicated to upskilling, with over 20% of colleagues trained on future AI and data needs

•   Progressed sustainability initiatives aligned with business strategy and focus on ROI, and received industry recognitions

Maurizio Nicolelli	• Drive profitable growth agenda emphasizing EPS growth • Drive long-term tax strategy • Expand investor base

•   Full year EPS growth rate outperformed revenue growth rate

•   Implemented long-term tax strategy resulting in optimized tax rate and pathway to future benefits

•   Expanded our overall investor base and existing investor positions. Three of our new investors joined our top 20 investors.

Vikas Bhalla	• Deliver profitable growth in Insurance business in 2024 with sustained momentum • Focus on strong execution and service delivery	• Drove insurance revenue with strong gross margins • Developed processes and procedures aimed at strengthening the first line of compliance, including early warning scorecard for top accounts

Vivek Jetley	• Drive revenue and profitability for Analytics • Realize EXL Ventures Lab concept

•   Grew Analytics revenue 9% year-over-year with improved profitability

•   Executed EXL Ventures Lab IdeaTank activity enterprise-wide, generating over 1,500 ideas, with finalists being driven from concept to Company adoption

Vishal Chhibbar	• Continue rigor around growth vectors • Empower sales teams by building sales capability and ecosystem

•   Grew the overall deal pipeline by ~50% and large deal wins by ~22%

•   Empowered sales leaders, leading to an increase in average win rate

•   Revamped the new joiner training programs, reducing first-year attrition of front-end colleagues

(1) Adjusted EPS is a non-GAAP financial measure. See “Non-GAAP Reconciliation” beginning on page 125 for more details, as well as a reconciliation of the non-GAAP measures used herein.

EXL 2025 Proxy Statement	/	69

Executive compensation

The table below sets out the 2024 annual incentive awards paid to our named executive officers (paid in March 2025):

Name	Overall percentage attainment of target bonus	2024 Actual annual incentive awarded ($)(1)

Rohit Kapoor	117%	1,440,000

Maurizio Nicolelli	102%	394,215

Vikas Bhalla	105%	269,216

Vivek Jetley	84%	323,153

Vishal Chhibbar	105%	394,917

(1)	The exchange rate used for the bonus conversion from Indian rupees to U.S. dollars for Mr. Bhalla was 85.615 INR to 1 USD, which was the exchange rate on December 31, 2024.

Long-term equity incentives

The Compensation and Talent Management Committee believes long-term equity awards provide employees with the incentive to stay with us for longer periods of time, which in turn provides greater stability as we grow. These incentives foster the long-term perspective necessary for continued success in our business because the value of the awards is directly linked to long-term performance of our stock price, thereby ensuring that our executive officers are properly focused on stockholder value.

The Compensation and Talent Management Committee elects to grant Time-Vested and Performance-Vested restricted stock unit (“RSUs”) awards because these awards offer executives the opportunity to receive shares of our common stock on or shortly following vesting. Such awards serve both to reward and retain executives: value is linked to the price of our stock, the executive must generally remain employed by the Company through the applicable vesting dates to receive shares and the performance-vested awards require achievement of certain performance goals. For these reasons, restricted stock unit awards provide a significant degree of alignment between the interests of our executives and stockholders.

The Compensation and Talent Management Committee also believes that the mix between Time-Vested RSUs and Performance-Vested RSUs provides an appropriate balance between incentivizing our executives to continue their employment with the Company and ensuring they are focused on generating long-term financial performance and sustained stockholder value, which, in turn, results in additional compensation.

70	/	EXL 2025 Proxy Statement

Executive compensation

Equity compensation

2024 Annual Restricted Stock Unit Awards

Under our equity compensation program, our named executive officers received restricted stock units under the 2018 Plan. 40% of the restricted stock units vest based on continued employment over four years, and 60% percent of the restricted stock units may be earned based on our relative TSR performance and our revenue performance during a three-year performance period, as shown below.

40%	+	36%	+	24%	=	Total

Time-vested RSUs		Relative TSR-linked PRSUs		Revenue-linked PRSUs		Long-Term Incentive Award

Our Compensation and Talent Management Committee selected revenue and relative TSR as the performance measures for the PRSUs because revenue is a key driver of stockholder value, thus aligning stockholder and executive interests, and relative TSR incorporates a comparative component that measures our stock performance against industry peers. In addition, both the revenue and relative TSR performance measures encourage a focus on our strategic goals of long-term financial performance and market share growth.

The table below shows the target dollar value of Time-Vested RSUs and Performance-Vested RSUs our Compensation and Talent Management Committee awarded our named executive officers in 2024. In general, the Compensation and Talent Management Committee believes that the size of the award granted to an executive officer should increase based on the executive officer’s level of responsibility within the Company. The number of shares subject to each NEO’s Time-Vested RSU and Performance-Vested RSU (assuming a “target” level of performance) was determined by dividing the NEO’s target dollar value by the average stock closing price for the preceding month – see the “Grants of plan-based awards table for fiscal year 2024” below.

Name	Target Time-Vested RSUs ($)	Target Revenue-Linked PRSUs ($)	Target Relative TSR-Linked PRSUs ($)	Total Target Equity ($)

Rohit Kapoor	4,200,000	2,520,000	3,780,000	10,500,000

Maurizio Nicolelli	700,000	420,000	630,000	1,750,000

Vikas Bhalla	1,200,000	720,000	1,080,000	3,000,000

Vivek Jetley	1,200,000	720,000	1,080,000	3,000,000

Vishal Chhibbar	700,000	420,000	630,000	1,750,000

•

The “Time-Vested RSUs” will vest in increments of 25% on each of the first four anniversaries of the grant date, generally subject to continuous service with the Company through the applicable vesting date.

–	The Compensation and Talent Management Committee believes these Time-Vested RSUs provide an important role in promoting retention of our executive officers.

EXL 2025 Proxy Statement	/	71

Executive compensation

•	The “Performance-Vested” portion of the 2024 RSUs (“PRSUs”) are split into two types that each vest based on separate performance measures as follows:

–

Revenue-Linked PRSUs: 40% of these performance-based restricted stock unit awards will cliff-vest on December 31 of the third fiscal year in the performance period, subject to achievement of threshold Company revenues against an aggregate revenue target over the grant’s three-year performance period of January 1, 2024 to December 31, 2026, and continuous employment through December 31, 2026. The ultimate amount of Revenue-Linked PRSUs that a recipient earns may be up to 200% of the target award of Revenue-Linked PRSUs. To the extent the Company’s revenue falls in between the outlined target achievements, the percentage of Revenue-Linked PRSUs earned will be determined based on straight line interpolation between these points. The chart below sets forth the revenue achievement levels and the corresponding funding percentage:

Revenue achievement levels	Percentage of Revenue-Linked PRSUs earned

110% or more	200%

At 100%	100%

90%	25%

–

Relative TSR-Linked PRSUs: The remaining 60% of the performance-based restricted stock unit awards cliff-vests on December 31 of the third fiscal year in the performance period, based on the achievement of a threshold level of the Company’s total stockholder return performance relative to a performance peer group over the grant’s three-year performance period of January 1, 2024 to December 31, 2026, and continuous employment through December 31, 2026. The Company’s TSR for the TSR performance period will be computed and then compared to the TSR of the companies in the “performance peer group,” which is comprised of the public companies traded on either the NYSE or Nasdaq stock markets in our 8-digit Global Industry Classification Standard sub-industry group. In the Compensation and Talent Management Committee’s view, this comparator set is more appropriate than the compensation peer group for this purpose as it provides a more robust comparison of our performance to the marketplace by the inclusion of more companies and elimination of size as a selection criterion, which is more relevant for compensation than performance comparison. For the Relative TSR-Linked PRSUs granted in 2024, the Company included a negative TSR cap. Under the negative TSR cap, if the Company’s total stockholder return is negative over the course of the three-year performance period, no named executive officer may receive greater than 100% funding of the TSR-Linked PRSUs, even if the Company’s performance as compared to the performance peer group exceeds the 50th percentile.

72	/	EXL 2025 Proxy Statement

Executive compensation

The percentage of Relative TSR-Linked PRSUs earned will be determined based on straight-line interpolation to the extent the Company’s TSR falls in between the 20th and 80th percentiles, as per the chart below:

TSR peer group percentile	Percentage of Relative TSR-Linked PRSUs earned

80.0 or more	200%

50.0	100%

21.0	3.33%

20.0 or less	0%

The Compensation and Talent Management Committee believes the PRSUs focus our executives on key drivers of our Company’s business that will ultimately lead to creation of additional stockholder value.

Payout of awards granted in prior fiscal years

This was the third and final performance year for the 2022 performance-based restricted stock units. Our cumulative three-year revenue target was approximately $4.4 billion. We achieved approximately $4.9 billion for the three-year period, which was 112.5% of the revenue target for the revenue-linked PRSUs, resulting in the executives earning 200% of the 2022 revenue-linked PRSUs. The Company’s TSR performance was at the 92nd percentile among its peer group, resulting in the executives earning 200% of the 2022 relative TSR-Linked PRSUs pursuant to the terms of the original grant.

Performance Metric	Threshold (25% for Revenue and 3.33% for TSR)	Target (100%)	Maximum (200%)	Actual Performance

Revenue	90%	100%	110%	112.5%

TSR(1)	21st percentile	50th percentile	80th or > percentile	92nd percentile

2022-2024 PSU Final Payout Percentage: 200%

(1)

As noted above, the TSR peer group for this performance metric is comprised of the public companies traded on either the NYSE or Nasdaq stock markets in our 8-digit Global Industry Classification Standard sub-industry group.

Benefits and perquisites

We offer employee benefits coverage in order to:

•	provide our global workforce with a reasonable level of financial support in the event of illness or injury; and

•	provide market-competitive benefits that enhance productivity and job satisfaction through programs that focus on work/life balance.

The benefits available for all U.S. employees include customary medical and dental coverage, disability insurance, life insurance and a 401(k) plan. A number of our U.S. employees, including our U.S.-based named executive officers, participate in these plans.

EXL 2025 Proxy Statement	/	73

Executive compensation

The cost of employee benefits is partially borne by our employees, including our named executive officers. Mr. Bhalla, who is located in India, is eligible to participate in the Company’s pension benefit, health and welfare and fringe benefit plans otherwise available to executive employees in India.

We generally do not provide our named executive officers with significant perquisites or personal benefits. Our CEO is provided a limited number of perquisites which we believe are reasonable and consistent with market trends, and which are intended to be part of a competitive overall compensation program. A discussion of the benefits provided to our CEO is provided under “NEO Employment agreements” beginning on page 81. In addition, we consider the perquisites and personal benefits that we offer to our executives in India to be customary benefits which allow us to remain competitive for top talent. We also may provide limited perquisites to executive officers upon hire, such as relocation costs and legal fees.

Clawback Policy

In 2023, we updated our clawback policy to bring it into compliance with new Nasdaq listing standards implementing clawback rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act. In the event a restatement of our financial statements is required, incentive-based compensation tied to a financial reporting measure that was “received” under the rules by covered executive officers in the three prior completed fiscal years will be recalculated (if applicable) based on the updated financial statements. Incentive compensation deemed to have been erroneously received as a result of the restatement will be subject to recoupment. The method of recoupment will be determined by the board or a committee of the board.

In addition, our clawback policy contains an additional recoupment trigger in the event of executive officer misconduct. If the board or a committee of the board determines that an executive violated material Company policies, misstated financial or other material information about the Company, committed fraud or misconduct, breached a restrictive covenant or other agreement with the Company, engaged in other conduct that is detrimental to the business or reputation of the Company, or was identified by the Department of Justice as having engaged in wrongdoing (including through supervisory activity), the board or a committee of the board may in its sole discretion recoup compensation (including time-based equity awards) from that executive officer. Amounts recoupable under the misconduct trigger may include compensation that would not otherwise be subject to recoupment under the Nasdaq listing standards.

74	/	EXL 2025 Proxy Statement

Executive compensation

Stock Ownership Policy
Our executive stock ownership policy requires:

•
Our CEO to maintain aggregate stock ownership equal to at least six times his base salary (counting common stock, vested restricted stock units and unvested time-based restricted stock units) and three times his base salary (when excluding unvested time-based restricted stock units).

•
Other members of our executive committee (including our named executive officers) to maintain aggregate stock ownership equal to at least two times their base salaries (counting common stock and vested restricted stock units).

Common stock is counted toward the ownership requirement if it is owned by or for the benefit of the executive, the executive’s spouse or the executive’s children sharing the same household. Unearned performance-based restricted stock units and unexercised options (including in-the-money
options) do not count toward the ownership requirement.
New executives generally have five years to meet the ownership requirement, whereas existing executives generally have three years to meet any increased ownership requirements as a result of base salary increases. During the applicable phase-in
period, executives generally must retain at least 50% of shares delivered (net of tax) following the vesting of an equity award until the ownership requirement is met. If the ownership requirement is not met at the end of the phase-in
period, executives generally may not sell any shares (other than to satisfy taxes) until the ownership requirement is met.
All covered executives were in compliance with the executive stock ownership policy as of the December 16, 2024 measurement date.
Securities Trading Policy
The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our insider trading policy was filed as Exhibit 19.1 to the 2024 Form
10-K.
In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Compensation risk assessment
Our Compensation and Talent Management Committee has taken into account its discussions with management and Farient regarding our compensation practices and has concluded that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. This conclusion was based on the features of our compensation programs, practices and policies set forth under “Executive compensation program, practices and policies” on page 59.
Severance and
change-in-control
benefits
Each named executive officer is party to an employment agreement that sets forth the terms of his or her employment, including compensation, which was negotiated through arms’-length contract negotiations. Under these employment agreements or letters,

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Executive compensation

we are obligated to pay severance or other enhanced benefits upon termination of their employment. A discussion of the severance and other enhanced benefits provided to our named executive
officers is provided under “Potential payments upon termination or change in control at fiscal 2024 year-end”
beginning on page 84.
We provide
change-in-control
severance protection for some of our executive officers, including our named executive officers. Our Compensation and Talent Management Committee believes that such protection preserves employee morale and productivity and encourages retention in the face of the disruptive impact of an actual or rumored change in control. In addition, for executive officers, the program is intended to align executive officers’ and stockholders’ interests by enabling executive officers to consider corporate transactions that are in the best interests of our stockholders and other constituents without undue concern over whether the transactions may jeopardize the executive officers’ own employment.
Senior executive officers, including our named executive officers, have enhanced levels of benefits based on their job level, seniority and probable loss of employment after a change in control. We also consider it likely that it will take more time for senior executive officers to find new employment.
Timing of equity awards
While we have in the past granted stock options in certain years, we do not currently have a practice or policy regarding stock option grant timing, because stock options are not part of our typical long-term incentive program. We did not grant stock options in 2024. Our current long-term incentive program is comprised of time-vested restricted stock units and performance-based restricted stock units. We generally grant annual equity awards to our named executive officers and other eligible employees at the Compensation and Talent Management Committee’s regularly scheduled meeting in February of each year or shortly thereafter. This meeting is scheduled far in advance. Outside of our annual equity award cycle, we grant equity awards at other times throughout the year, such as to new employee hires, to employees receiving promotions, for retentive purposes, or in other relevant circumstances. Separate from our long-term incentive program, we maintain the ExlService Holdings, Inc. 2022 Employee Stock Purchase Plan, which allows eligible employees to receive an option to automatically purchase the Company’s shares of common stock through payroll deductions at
a discount on the last day of the applicable offering period.

76	/	EXL 2025 Proxy Statement

Executive compensation

Compensation and Talent Management Committee Report

The Compensation and Talent Management Committee of the board of directors of ExlService Holdings, Inc. has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to the board of directors of ExlService Holdings, Inc. that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and our Proxy Statement relating to the Annual Meeting.

Compensation and Talent Management Committee

Ms. Jaynie Studenmund (Chair)

Mr. Vikram Pandit

Ms. Kristy Pipes

Ms. Sarah K. Williamson

EXL 2025 Proxy Statement	/	77

Executive compensation

Summary compensation table for fiscal year 2024

The following table sets forth information for compensation earned in fiscal years 2022, 2023 and 2024 by our named executive officers:

Name and principal position	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)(2)	Change in pension value and nonqualified deferred compensation earnings ($)(3)	All other compensation ($)		Total ($)

Rohit Kapoor	2024	821,284	—		11,847,065	—	1,440,000	—	58,647	(4)	14,166,996

Chairman & CEO	2023	815,000	—		9,982,605	—	1,514,253	—	34,148		12,346,006

	2022	766,384	—		8,356,213	—	1,829,887	—	58,423		11,010,906

Maurizio Nicolelli	2024	517,541	—		1,979,695	—	394,215	—	11,106	(5)	2,902,557

Executive Vice President and CFO	2023	510,000	—		1,570,763	1,615,392	459,441	—	10,947		4,166,543
	2022	483,822	—		1,810,865	—	554,929	—	9,654		2,859,270

Vikas Bhalla(6)	2024	320,342	—		3,394,217	—	269,216	29,540	18,644	(7)	4,031,959

President and Head of AI Services and Operations	2023	300,188	—		1,681,606	3,230,785	320,917	5,642	18,383		5,557,521
	2022	265,432	—		1,964,960	—	357,340	20,200	18,233		2,626,165

Vivek Jetley	2024	512,568	—		3,394,217	—	323,153	—	11,106	(8)	4,241,045

President and Head of Insurance, Healthcare and Life Sciences	2023	500,000	—		1,681,606	3,230,785	422,307	—	10,404		5,845,102
	2022	440,164	—		1,862,689	—	525,488	—	9,654		2,837,996

Vishal Chhibbar	2024	500,000	100,000	(9)	1,979,695	—	394,917	—	11,106	(10)	2,985,718

Executive Vice President, International Growth Markets and Chief Growth Officer

(1) Amounts reflect the total grant date fair value of awards (RSUs and Revenue-Linked PRSUs) and Monte Carlo value of awards (TSR-Linked PRSUs) recognized for financial statement reporting purposes for the fiscal years ended December 31, 2022, 2023 and 2024, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions). Assumptions used in the calculation of these amounts are included for 2024 in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2025; for 2023, in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024; for 2022, in footnotes 2 and 23 to the audited financial statements for the fiscal year ended December 31, 2022, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2023. With respect to performance-based stock awards granted in 2024 (Revenue-Linked PRSUs and TSR-Linked PRSUs), the table below sets forth the value attributable to such units based on target achievement, the probable outcome of such performance measures; this value is included in the “Stock awards” column. Performance-based restricted stock units granted in 2024 may pay out up to 200% of the target award, which would have amounted to the grant date fair values listed as the maximum total grant date fair value for each named executive officer in the table below.

Name	Total grant date fair value ($)	Maximum total grant date fair value ($)

Rohit Kapoor	7,786,517	15,573,033

Maurizio Nicolelli	1,299,645	2,599,290

Vikas Bhalla	2,228,261	4,456,523

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Executive compensation

Name	Total grant date fair value ($)	Maximum total grant date fair value ($)

Vivek Jetley	2,228,261	4,456,523

Vishal Chhibbar	1,299,645	2,599,290

(2) Reflects the annual cash incentive awards earned in respect of 2024 and paid in 2025. For details on our annual incentive program, see “Compensation Discussion and Analysis—Annual Cash Incentive Program” beginning on page 66.

(3) Reflects the present value of accruals under the Gratuity Plan for Indian employees. Information regarding our Gratuity Plan (including the assumptions used to calculate these amounts) may be found under “Pension benefits for fiscal year 2024” beginning on page 84.

(4) Amount for Mr. Rohit Kapoor includes the travel allowance ($11,866) provided for under his employment agreement, to be used for once-a-year business class airfare for himself and his family between the United States and India, contribution to our 401(k) plan ($10,350), personal tax and estate planning expenses ($35,675) and Company-paid Life Insurance premiums ($756). In addition, certain travel expenses for Mr.Kapoor’s spouse to accompany him on business trips were provided at no incremental cost to the Company.

(5) Amount for Mr. Maurizio Nicolelli includes contribution to our 401(k) plan ($10,350) and Company-paid Life Insurance premiums ($756).

(6) Mr. Bhalla’s compensation is paid in Indian rupees. The amounts set forth for him in this table have been converted from Indian rupees, where applicable, at a rate of 85.615 (for 2024), 83.208 (for 2023) and 82.72 (for 2022) Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect as of the last day of the applicable fiscal year. The amount set forth in the “Salary” column for Mr. Bhalla for 2024 includes the following elements of his total direct compensation: $119,269 of base salary, $131,503 of a cash supplementary allowance, $59,635 of housing allowance (which Mr. Bhalla elected to receive instead in cash) and $9,935 of travel allowance (which Mr. Bhalla elected to receive instead in cash).

(7) Amount for Mr. Vikas Bhalla includes contributions to the Employees’ Provident Fund Scheme (a statutorily required defined contribution program for Indian employees) ($14,312), costs associated with use of an automobile and driver in India ($378), home internet and telephone charges ($787) and tax assistance ($3,167).

(8) Amount for Mr. Vivek Jetley includes contributions to our 401(k) plan ($10,350) and Company-paid Life Insurance premiums ($756).

(9) Mr. Chhibbar received a joining bonus of $200,000 in connection with his commencement of employment in 2023, $100,000 of which was paid in 2023 and $100,000 of which was paid in 2024. This amount represents the second and final installment of such joining bonus.

(10) Amount for Mr. Vishal Chhibbar includes contributions to our 401(k) plan ($10,350) and Company-paid Life Insurance premiums ($756).

EXL 2025 Proxy Statement	/	79

Executive compensation

Grants of plan-based awards table for fiscal year 2024

The following table sets forth information concerning grants of stock and option awards and non-equity incentive plan awards granted to our named executive officers during fiscal year 2024:

Name		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards				All other stock awards: number of shares of stock or units(2) (#)	All other option awards: number of securities underlying option (#)	Exercise or base price of the option awards	Grant Date Fair Value of Stock and Option Awards(3) ($)
	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)

Rohit Kapoor		—	1,231,926	3,695,779
	2/28/2024								134,100			4,060,548
	2/28/2024				20,115	80,460	(4)	160,920				2,436,329
	2/28/2024				4,019	120,690	(5)	241,380				5,350,188

Maurizio Nicolelli		—	388,156	582,234
	2/27/2024								22,348			680,050
	2/27/2024				3,352	13,409	(4)	26,818				408,036
	2/27/2024				670	20,113	(5)	40,226				891,609

Vikas Bhalla		—	255,638	383,457
	2/27/2024								38,316			1,165,956
	2/27/2024				5,748	22,990	(4)	45,980				699,586
	2/27/2024				1,148	34,484	(5)	68,968				1,528,676

Vivek Jetley		—	384,426	576,639
	2/27/2024								38,316			1,165,956
	2/27/2024				5,748	22,990	(4)	45,980				699,586
	2/27/2024				1,148	34,484	(5)	68,968				1,528,676

Vishal Chhibbar		—	375,000	562,500
	2/27/2024								22,348			680,050
	2/27/2024				3,352	13,409	(4)	26,818				408,036
	2/27/2024				670	20,113	(5)	40,226				891,609

(1) These amounts reflect the target and maximum cash incentive bonuses set for 2024. There is no threshold amount reported for the cash incentive bonus as the individual performance measure (25% of the total bonus) does not have a threshold performance below which no payment will be made. However, the Company performance metric (75% of the total bonus) does have a threshold. For details of our annual incentive bonus program, see “Compensation Discussion and Analysis—Annual Cash Incentive Program” beginning on page 66.

(2) Represents annual awards of restricted stock units granted under the 2018 Plan, subject to ratable vesting on the first four anniversaries of the grant date.

(3) Amounts in this column reflect the total grant date fair value at target performance of Revenue-Linked PRSUs and Monte Carlo value of TSR-Linked PRSUs recognized for financial statement reporting purposes, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions).

(4) Represents annual PRSU—Revenue-Linked PRSUs granted under the 2018 Plan, which will cliff vest, subject to performance, on December 31, 2026.

(5) Represents annual PRSU—TSR-Linked awards granted under the 2018 Plan, which will cliff vest, subject to performance, on December 31, 2026.

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Executive compensation

NEO Employment agreements

We maintain employment agreements with each of the NEOs. Each agreement, as amended from time to time, generally provides for base salary, target bonus opportunity, eligibility to receive equity-based awards, participation in our benefit plans, severance, and in certain cases, specified perquisites.

Salary

Mr. Kapoor’s employment agreement provides a minimum base salary of $750,000, which may not be decreased unless a Company-wide decrease in pay is implemented. The base salaries that were in effect for our NEOs during the 2024 year are described on page 65-66 above.

Target Bonus Opportunities

Target bonus opportunity as a percentage of base salary, as specified in the NEO employment agreements, is as follows: Mr. Kapoor, 150% (with a maximum of 310% set forth in his employment agreement, and subject to any other annual cap set by the Compensation and Talent Management Committee, as described further above), Messrs. Nicolelli, Bhalla, Jetley and Chhibbar: 75%.

Equity Awards

The NEOS are generally eligible to receive annual equity awards in the discretion of the Compensation and Talent Management Committee. Mr. Kapoor’s employment agreement provides that in determining his annual equity award, the Compensation and Talent Management Committee will consider, among other factors, an aggregate “baseline” value equal to $4,925,000, Company and individual performance, shareholder input on executive compensation, and market data.

India-Specific Compensation Arrangement

Mr. Bhalla’s annual fixed compensation includes base salary, as well as amounts available as a travel allowance, a housing allowance, an automobile/driver allowance, contributions to the Employees’ Provident Fund scheme, a medical allowance, a cash supplementary allowance and statutory gratuity.

Perquisites for CEO

Mr. Kapoor’s employment agreement specifies certain perquisites to which he is entitled, including: (1) certain club memberships in the United States and India, (2) home office supplies, (3) term life insurance policy (with a face value of $500,000), (4) once-a-year business class airfare between the United States and India for the executive and his family, (5) personal tax and estate planning expenses, (6) car allowance for an automobile in the United States, (7) expenses associated with maintaining an automobile in India (including cost of a driver), (8) personal security for the executive and his family while in India, and (9) a per diem allowance for certain trips. In addition, his employment agreement entitles him to certain other benefits in the event he is relocated to India, but which are not applicable currently as he maintains a U.S. residency. The employment agreements for other U.S.-based NEOs do not detail the perquisites to which the NEOs may be entitled. Please see the “All Other Compensation” column of the Summary Compensation Table on page 78 above for information about the perquisites the NEOs received in 2024.

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Executive compensation

Severance

The NEO employment agreements include severance, termination and/or noncompetition provisions, which are described below under “Potential payments upon termination or change in control at fiscal 2024 year-end” beginning on page 84.

New Hire Compensation

Pursuant to Mr. Chhibbar’s employment agreement, in connection with his commencement of employment in July of 2023, he was entitled to receive: (1) a joining bonus of $200,000, half of which was paid at the time he commenced employment in 2023 and the other half of which was paid in March 2024, (2) a sign-on option grant in 2023, subject to pro-rata vesting over a four year period commencing on the grant date and (3) reimbursement for certain relocation and legal fees, with an aggregate maximum reimbursement of $50,000.

Outstanding equity awards at fiscal 2024 year-end

		Option Awards				Stock Awards
Name	Grant Date	Number of shares underlying the unexercised Stock Options (#) Exercisable(1)	Number of shares underlying the unexercised Stock Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)(4)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Rohit Kapoor	2/17/2021					44,250	(5)	1,963,815
	2/16/2022					62,910	(5)	2,791,946

	2/15/2023					78,360	(5)	3,477,617

	2/28/2024					134,100	(5)	5,951,358

	2/15/2023								125,380	5,564,364

	2/15/2023								188,060	8,346,103

	2/28/2024								160,920	7,141,630

	2/28/2024								241,380	10,712,444

Maurizio Nicolelli	2/17/2021					8,650	(5)	383,887
	2/16/2022					9,710	(5)	430,930

	2/15/2023					12,330	(5)	547,205

	2/27/2024					22,348	(5)	991,804

	6/21/2023	33,580	100,745	30.15	6/21/2033

	2/15/2023								19,730	875,617

	2/15/2023								29,590	1,313,204

	2/27/2024								26,818	1,190,183

	2/27/2024								40,226	1,785,230

	3/31/2022					13,925	(6)	617,992

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Executive compensation

		Option Awards				Stock Awards
Name	Grant Date	Number of shares underlying the unexercised Stock Options (#) Exercisable(1)	Number of shares underlying the unexercised Stock Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)(4)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Vikas Bhalla	2/17/2021					9,175	(5)	407,187
	2/16/2022					10,870	(5)	482,411

	2/15/2023					13,200	(5)	585,816

	2/27/2024					38,316	(5)	1,700,464

	6/21/2023	67,160	201,490	30.15	6/21/2033

	2/15/2023								21,120	937,306

	2/15/2023								31,680	1,405,958

	2/27/2024								45,980	2,040,592

	2/27/2024								68,968	3,060,800

	3/31/2022					13,925	(6)	617,992

Vivek Jetley	2/17/2021					7,445	(5)	330,409
	2/16/2022					10,100	(5)	448,238

	2/15/2023					13,200	(5)	585,816

	2/27/2024					38,316	(5)	1,700,464

	6/21/2023	67,160	201,490	30.15	6/21/2033

	2/15/2023								21,120	937,306

	2/15/2023								31,680	1,405,958

	2/27/2024								45,980	2,040,592

	2/27/2024								68,968	3,060,800

	3/31/2022					13,925	(6)	617,992

Vishal Chhibbar	2/27/2024					22,348		991,804
	7/10/2023	33,500	100,515	30.15	7/10/2033

	2/27/2024								26,818	1,190,183

	2/27/2024								40,226	1,785,230

(1) The stock option awards in this table became or will become vested and exercisable as to 25% of the underlying grant on each of the first four anniversaries of the grant date, generally subject to continued employment through each applicable vesting date.

(2) The price used in determining the market values set forth in this table is $44.38, which was the closing price of our stock on December 31, 2024.

(3) The performance-based restricted stock unit awards in this table vest and convert to shares, subject to performance, at the end of a three-year performance period, generally subject to continued employment through such date. The vesting date for awards granted in 2023 is December 31, 2025 and for awards granted in 2024 is December 31, 2026.

(4) Amounts shown in this column for the 2023 and 2024 PRSUs reflect maximum performance.

(5) The restricted stock units vest as to 25% of the underlying grant on each of the first four anniversaries of the grant date.

(6) We offered NEOs who were employed in 2022 (other than the CEO) the opportunity to participate in a Share Matching Program (“SMP”) at that time. The SMP provided an opportunity for those NEOs to receive one restricted stock unit for every share of Company common stock acquired through the settlement of vested equity incentive awards or through open market purchases in the first quarter of 2022 and subsequently held for a two-year period. The SMP restricted stock units vested as to 1/3 of the underlying grant on the second anniversary of the grant date (March 31, 2024) and will vest as to the remaining 2/3 of the underlying grant on the third anniversary of the grant date.

EXL 2025 Proxy Statement	/	83

Executive compensation

Option exercises and stock vested during fiscal year 2024

The following table provides additional information about the value realized by our named executive officers on option award exercises and stock award vesting during fiscal year 2024.

	Option awards		Stock awards
Name	Number of shares acquired on exercise	Value realized on exercise ($)	Number of shares acquired on vesting	Value realized on vesting ($)

Rohit Kapoor	—	—	508,685	22,566,507

Maurizio Nicolelli	—	—	115,785	4,785,988

Vikas Bhalla	—	—	135,215	5,588,262

Vivek Jetley	—	—	123,565	5,146,174

Vishal Chhibbar	—	—	—	—

Pension benefits for fiscal year 2024

The following table discloses the present value of accumulated pension benefits payable to Mr. Bhalla.

Name	Plan name	Number of years credited service (#)(1)	Present value of accumulated benefit ($)(2)	Payments during last fiscal year ($)

Vikas Bhalla	Gratuity Plan for Indian Employees	24	155,661	—

(1) Consists of the number of years of service credited as of December 31, 2024 for the purpose of determining benefit service under the Gratuity Plan. Credited service is determined based on the completed years of continuous employment (rounded to the nearest whole number of years) with the Company since the executive’s date of hire.

(2) Liabilities with regard to the Gratuity Plan are determined by actuarial valuation using the projected unit credit method. Under this method, we determine our liability based upon the discounted value of salary increases until the date of separation arising from retirement, death, resignation or other termination of services. Critical assumptions used in measuring the plan expense and projected liability under the projected unit credit method include the discount rate, expected return on assets and the expected increase in the compensation rates. Details regarding the assumptions used in the calculation of these amounts are included in footnote 20 to the audited financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2025.

We are required to provide all Indian employees with benefits under the Gratuity Plan, a statutory, defined benefit pension plan in India. Distributions from the Gratuity Plan are made in a single lump sum following retirement from the Company. An executive’s benefit under the Gratuity Plan is determined at any time as the executive’s annual basic salary (determined based on the executive’s most recent monthly basic salary divided by 26, multiplied by 15), and the product multiplied by the executive’s completed years of continuous service with the Company. An executive has a vested and nonforfeitable right to payment of his accrued Gratuity Plan benefit only after five years of service. The present value of Mr. Bhalla’s accumulated benefits has been determined based on his monthly basic salary rate in effect on December 31, 2024, which was approximately $11,242.

Potential payments upon termination or change in control at fiscal 2024 year-end

The following tables summarize the amounts payable to each named executive officer upon a change in control or termination of his employment with us on December 31, 2024. In calculating potential payments for purposes of this disclosure, we have

84	/	EXL 2025 Proxy Statement

Executive compensation

quantified our equity-based payments using the closing stock price on December 31, 2024, which was $44.38. Some of the capitalized terms used in the employment agreements for our named executive officers are defined in the section entitled “Certain defined terms” on page 92-93.

Rohit Kapoor

Severance on Termination Without “Cause,” “Good Reason,” or “Retirement”

If Mr. Kapoor’s employment were terminated by us without “cause” or by him for “good reason” (in each case, as described below), he would be entitled to cash severance consisting of: (1) continuation of his base salary for 24 months; (2) his actual bonus, if any, earned for the year of termination, determined as if he had been employed for the full year of termination, paid ratably over the remaining base salary continuation period; (3) 18 month continuation of life insurance coverage; and (4) only with respect to termination by us without cause, 18 months of post-termination COBRA payments or reimbursements, as applicable; provided, however, that the life insurance and COBRA benefits described in this sentence will terminate if Mr. Kapoor is eligible to receive comparable benefits from a subsequent employer prior to the conclusion of the 18 month post-termination period. If Mr. Kapoor’s employment terminated as a result of his retirement (described below), he would be entitled only to items (3) and (4) from the prior sentence.

Mr. Kapoor will not receive any enhanced cash severance benefits in the event that he is terminated without “cause” or for “good reason” in connection with a “Change in Control” (as defined in Mr. Kapoor’s employment agreement); however, rather than salary continuation being paid in installments, he will receive his cash payment equal to 24 months of base salary in a lump sum.

Severance on Death or Disability

If Mr. Kapoor’s employment terminates due to his death or disability, he (or his estate) will be entitled to a prorated portion of his projected bonus amount for the year of termination.

Treatment of Equity

On a qualifying event described below, Mr. Kapoor’s outstanding equity awards will vest as follows:

Time-Vested RSUs:

•

Termination without cause or for good reason (not in connection with a change in control): If Mr. Kapoor is terminated without cause or for good reason, Mr. Kapoor’s Time-Vested RSUs will remain outstanding and eligible to vest for a period of 27 months following the termination date; any Time-Vested RSUs that do not vest in this period will be forfeited.

•

Change in control: If a change in control occurs prior to the end of the four-year vesting period, any portion of Mr. Kapoor’s Time-Vested RSUs that would have vested within the 12 months following the change in control will vest.

•

Termination without cause or resignation for good reason in connection with a change in control: All of Mr. Kapoor’s outstanding Time-Vested RSUs will become fully vested on termination if, within 12 months following or in specific contemplation of a change in control, he is terminated without cause or, within 12 months following a change in control, resigns for good reason.

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Executive compensation

•	Death: If Mr. Kapoor dies before the end of the four-year vesting period, all of his outstanding Time-Vested RSUs will become fully vested.

•	Retirement: If Mr. Kapoor retires at age 60 or older, his unvested Time-Vested RSUs will remain outstanding and eligible to vest for a period of 27 months following his retirement.

Revenue-Linked PRSUs:

•

Change in control: If a change in control occurs prior to the end of the performance period, 100% of Mr. Kapoor’s Revenue-Linked PRSUs will be deemed earned and converted to Time-Vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any such RSUs that are deemed to have vested on a date prior to the change in control, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination in connection with a change in control: All of Mr. Kapoor’s outstanding Revenue-Linked PRSUs (which converted to Time-Vested RSUs on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following or in specific contemplation of a change in control, Mr. Kapoor is terminated without cause, or (ii) within 12 months following a change in control, he resigns for good reason.

•	Death: If Mr. Kapoor dies prior to the end of the performance period, he will generally become vested in the target number of Revenue-Linked PRSUs.

•	Retirement: If Mr. Kapoor retires at age 60 or older, his unvested Revenue-Linked PRSUs will remain outstanding and eligible to vest for a period of 27 months following his retirement.

Relative TSR-Linked PRSUs:

•	Change in control:

•	If a change in control occurs on or prior to the first anniversary of the grant date, 100% of Mr. Kapoor’s Relative TSR-Linked PRSUs will be deemed earned.

•

If a change in control occurs after the first anniversary of the grant date, the performance period will be deemed to end on the date of the change in control and the Compensation and Talent Management Committee will determine the number of earned Relative TSR-Linked PRSUs based on actual performance as of the change in control.

•

In either scenario, the Relative TSR-Linked PRSUs that are deemed earned will convert to Time-Vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any such RSUs that are deemed to have vested on a prior date, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

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Executive compensation

•

Termination without cause or resignation for good reason in connection with a change in control: All of Mr. Kapoor’s outstanding, earned TSR-Linked PRSUs (which converted to Time-Vested RSUS on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following, or in specific contemplation of a change in control, Mr. Kapoor is terminated without cause or (ii) within 12 months following a change in control, he resigns for good reason.

•	Death. If Mr. Kapoor dies prior to the end of the performance period, he will generally become vested in the target number of TSR-Linked PRSUs.

•	Retirement: If Mr. Kapoor retires at age 60 or older, his unvested TSR-Linked PRSUs will remain outstanding and eligible to vest for a period of 27 months following his retirement.

Mr. Kapoor’s severance payments and termination-related equity acceleration are subject to his execution of a waiver and release of claims against us. Mr. Kapoor is subject to perpetual confidentiality and non-disparagement restrictions as well as noncompetition and non-solicitation restrictions during his employment and for one year thereafter.

Code Section 280G

Mr. Kapoor’s employment agreement also contains a “modified cut-back” provision such that any payments that constitute “excess parachute payments” under Section 280G of the Code will be reduced to an amount that does not trigger the applicable excise taxes, to the extent such reduced amount is larger than the amount Mr. Kapoor would have received on a present value net-after-tax basis (including excise taxes) absent such a reduction.

Payments upon Termination	Death prior to a change in control ($)	Death after a change in control ($)	Disability ($)	Termination for good reason or without cause(1) ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)	Retirement

Base salary payout	—	—	—	1,680,000	—	1,680,000	—

Bonus payout	1,440,000	1,440,000	1,440,000	1,440,000	—	1,440,000	—

Life insurance	—	—	—	9,450	—	9,450	9,450

Health insurance	—	—	—	49,640	—	49,640	49,640

Restricted stock units	14,184,736	14,184,736	—	12,696,896	6,006,833	14,184,736	12,696,896

Performance-based restricted stock units	15,882,271	15,882,271	—	15,882,271	15,480,271	15,882,271	15,882,271

(1) As described above, upon his termination for good reason or without cause, Mr. Kapoor is treated as having continued his employment for 27 additional months for purposes of his annual equity awards. The information in this table was calculated assuming target performance over the additional 27-month period, however, the actual payment would depend upon the Company’s actual performance following Mr. Kapoor’s termination.

EXL 2025 Proxy Statement	/	87

Executive compensation

All Other NEOs

Either we or the applicable NEO may terminate his or her employment at any time with 30 days’ notice (if termination is by the Company) or 90 days’ notice (if termination is by the NEO). If the NEO is terminated by us without “cause” (other than due to death or disability), or resigns for “good reason”, the NEO will receive a cash severance payment equal to twelve months’ of then-current base salary, with 25% payable on the first payroll date at least 10 days following termination and the remainder payable in nine equal monthly installments.

On a qualifying event described below, the NEOs’ outstanding equity awards will vest as follows:

•	Time-Vested RSUs:

•

Change in control: If a change in control occurs prior to the end of the four-year vesting period, any portion of the NEO’s Time-Vested RSUs that would have vested within the 12 months following the change in control will accelerate and vest.

•

Termination without cause or resignation for good reason in connection with a change in control: All of the NEO’s outstanding Time-Vested RSUs will become fully vested if, following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, resigns for good reason.

•	Death: If the NEO dies before the end of the four-year vesting period, all of the NEO’s outstanding Time-Vested RSUs will become fully vested.

•

Retirement: If the NEO retires at age 60 or older with at least 10 years of service and the applicable award has been outstanding for at least 6 months, the NEO will become vested in all unvested RSUs that would have vested within the next 12 months absent the NEO’s retirement. If the NEO retires at age 60 or older with at least 5 years of service but less than 10 years, the number of Time-Vested RSUs that the NEO will become vested in will be calculated as described in the preceding sentence and then (i) for awards granted prior to 2023, reduced by 50%, and (ii) for awards granted in 2023 and thereafter, reduced by a pro rata percentage to reflect the NEO’s total years of service to the Company (5 years = 50% reduction, 6 years = 40%, 7 years = 30%, 8 years = 20%, 9 years = 10%).

•	Revenue-Linked PRSUs:

•

Change in control: If a change in control occurs prior to the end of the performance period, 100% of the NEO’s Revenue-Linked PRSUs will be deemed earned and converted to Time-Vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any such RSUs that are deemed to have vested on date prior to the change in control, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination in connection with a change in control: All of the NEO’s outstanding Revenue-Linked PRSUs (which converted to Time-Vested RSUs on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, resigns for good reason or (ii) if the NEO dies following a change in control.

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Executive compensation

•	Death: If the NEO dies prior to the end of the performance period and no change in control has occurred, the NEO will become vested in a pro rata portion of the target number of Revenue-Linked PRSUs.

•

Retirement: If the NEO retires at age 60 or older with at least 10 years of service and the applicable award has been outstanding for at least 6 months, the award will remain outstanding through the end of the applicable performance period and vest pro-rata, based on actual performance at the end of such period. If the NEO retires at 60 years old or older with at least 5 years and fewer than 10 years of service and the applicable award has been outstanding for at least 6 months, the award will be calculated as described in the preceding sentence and then (i) for awards granted prior to 2023, reduced by 50%, and (ii) for awards granted in 2023 and thereafter, reduced by a pro rata percentage to reflect the NEO’s total years of service to the Company (5 years = 50% reduction, 6 years = 40%, 7 years = 30%, 8 years = 20%, 9 years = 10%). Because none of the non-CEO NEOs are 60, none is eligible for retirement treatment with respect to his or her equity.

•	Relative TSR-Linked PRSUs:

•	Change in control:

•	If a change in control occurs on or prior to the first anniversary of the grant date, 100% of the NEO’s Relative TSR-Linked PRSUs will be deemed earned.

•

If a change in control occurs after the first anniversary of the grant date, the performance period will be deemed to end on the date of the change in control and the Compensation and Talent Management Committee will determine the number of earned Relative TSR-Linked PRSUs based on actual performance as of the change in control.

•

In either scenario, the Relative TSR-Linked PRSUs that are deemed earned will convert to Time-Vested RSUs. They will retroactively be deemed subject to a three-year ratable vesting schedule, with each deemed vesting date occurring on the last day of each calendar year within the performance period. Any RSUs that are deemed to have vested on a prior date, as well as any RSUs that are deemed scheduled to vest within the next 12 months, will vest upon the change in control. Any remaining RSUs will be subject to time-based vesting through the last day of the original three-year performance period.

•

Termination without cause or resignation for good reason in connection with a change in control: All of the NEO’s outstanding, earned TSR-Linked PRSUs (which converted to Time-Vested RSUS on the change in control, in accordance with the explanation provided above) will become fully vested if (i) following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, resigns for good reason or (ii) if the NEO dies following a change in control.

•

Death. If the NEO dies prior to the end of the performance period and no change in control has occurred, the NEO will become vested in a pro rata portion of the target number of Relative TSR-Linked PRSUs.

•	Retirement: Relative TSR-Linked PRSUS receive the same treatment as described above for the Revenue-Linked PRSUs.

EXL 2025 Proxy Statement	/	89

Executive compensation

•

Share Matching Program 2022 Awards: The applicable NEO’s outstanding SMP RSUs will become fully vested if, following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, the NEO terminates employment for good reason. If an NEO dies before the end of the vesting period, all of the applicable NEO’s outstanding SMP RSUs will become fully vested.

•	Options:

•

Change in control: If a change in control occurs prior to the end of the four-year vesting period, any portion of the NEO’s options that would have vested within the 12 months following the change in control will accelerate and vest.

•

Termination without cause or resignation for good reason in connection with a change in control: All of the NEO’s outstanding options will become fully vested if, following or in specific contemplation of a change in control, the NEO is terminated without cause or, following a change in control, the NEO resigns employment for good reason.

•	Death: If the NEO dies before the end of the four-year vesting period, all outstanding options will become fully vested.

•

Retirement: If the NEO retires at age 60 or older with at least 10 years of service and the applicable award has been outstanding for at least 6 months, the NEO will become vested in all unvested options that would have vested within the next 12 months if the NEO had not retired. If the NEO retires at 60 years old or older with at least 5 years of service but less than 10, the number of vested options will be calculated as described in the preceding sentence and then reduced by a pro rata percentage to reflect the NEO’s total years of service to the Company (5 years = 50% reduction, 6 years = 40%, 7 years = 30%, 8 years = 20%, 9 years = 10%). Because none of the non-CEO NEOs are 60, none is eligible for retirement treatment with respect to his or her options.

•	Exercise: Generally, vested options are exercisable until the earlier of: (1) 90 days following termination and (2) the date preceding the tenth anniversary of the option grant date.

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Executive compensation

Each NEO’s severance payments and termination-related equity acceleration are generally subject to the NEO’s execution of a waiver and release of claims against us. The NEOs are subject to confidentiality restrictions at all times, as well as non-competition and non-solicitation restrictions for one year following termination of employment.

Indicative Payouts for All Non-CEO NEOs

	Payments upon termination	Death prior to a change in control ($)	Death after a change in control ($)	Termination for good reason or without cause ($)	Change in control ($)	Termination without cause or for good reason following change in control or termination without cause in specific contemplation of change in control ($)	Retirement ($)

Maurizio Nicolelli	Base salary payout	—	—	540,000	—	540,000	—
	Restricted stock units	2,353,826	2,353,826	—	1,029,705	2,353,826	—
	Performance-based restricted stock units	1,225,496	2,987,022	—	2,491,169	2,987,022	—
	Options	1,433,601	1,433,601	—	477,861	1,433,601	—
	Share Match Program	617,992	617,992	—	—	617,992	—

Vikas Bhalla	Base salary payout	—	—	385,446	—	385,446	—
	Restricted stock units	3,175,877	3,175,877	—	1,268,780	3,175,877	—
	Performance-based restricted stock units	1,631,274	4,155,832	—	3,305,685	4,155,832	—
	Options	2,867,203	2,867,203	—	955,722	2,867,203	—
	Government-required payouts	155,661	155,661	155,661	—	155,661	—

	Share Match Program	617,992	617,992	—	—	617,992	—

Vivek Jetley	Base salary payout	—	—	550,000	—	550,000	—
	Restricted stock units	3,064,927	3,064,927	—	1,174,916	3,064,927	—
	Performance-based restricted stock units	1,631,274	4,155,832	—	3,305,685	4,155,832	—
	Options	2,867,203	2,867,203	—	955,722	2,867,203	—
	Share Match Program	617,992	617,992	—	—	617,992	—

Vishal Chhibbar	Base salary payout	—	—	500,000	—	500,000	—
	Restricted stock units	991,804	991,804	—	247,951	991,804	—
	Performance-based restricted stock units	495,853	1,487,706	—	991,854	1,487,706	—
	Options	1,430,328	1,430,328	—	476,758	1,430,328	—
	Share Match Program	—	—	—	—	—	—

EXL 2025 Proxy Statement	/	91

Executive compensation

Certain defined terms

Definition of cause

The following definition of “cause” generally applies to all named executive officers unless stated otherwise. “Cause” will occur if: (i) there is a final non-appealable conviction of, or pleading of no contest to, (1) a crime of moral turpitude which causes serious economic injury or serious injury to our reputation or (2) a felony; (ii) the executive engages in fraud, embezzlement, gross negligence, self-dealing, dishonesty or other gross and willful misconduct which causes serious and demonstrable injury to us; (iii) the executive materially violates any of our material policies (for Mr. Kapoor, which is not remedied within 15 days of receipt of notice from the Company specifying the breach in reasonable detail); (iv) the executive willfully and continually fails to substantially perform his or her duties (other than for reason of physical or mental incapacity) which continues beyond 15 days after we notify the executive in writing of the need to substantially improve performance, provided that a failure to achieve performance objectives will not by itself constitute cause and no act or failure to act shall be considered “willful” unless done or failed to be done by the executive in bad faith and without a reasonable belief that his or her action or omission was in our best interest; (v) the executive fails to reasonably cooperate in a governmental investigation involving the Company; (vi) the executive materially, knowingly and intentionally fails to comply with applicable laws with respect to the execution of the Company’s business operations (subject to a presumption of good faith if the executive is following advice of counsel); (vii) the executive fails to follow his or her supervisor’s (or, for Mr. Kapoor, our board of directors’) lawful instructions and does not remedy the failure for 15 days after we give him or her written notice; (viii) the executive’s use of alcohol or drugs materially interferes with the performance of his or her duties; (ix) for Mr. Kapoor only, he fails to take reasonable steps to end certain affiliations specified in his employment agreement within six months after a request by our board of directors; or (x) for Mr. Kapoor only, he materially breaches any material term of his employment agreement which is not remedied within 15 days of receipt of notice from the Company specifying the breach in reasonable detail.

Definition of good reason

For Mr. Kapoor, “good reason” generally means: (i) his duties or responsibilities are substantially reduced, he is required to report to anyone other than our board of directors, or his title as our officer is adversely changed; however, if following a change in control, his new title and authority are similar to his old title and authority, then any change in the executive’s title will not constitute a significant reduction in his duties and authorities, it being understood that “good reason” shall be deemed to exist if Mr. Kapoor is no longer the chief executive officer of the Company or any entity that acquires the Company; (ii) his base salary is reduced, or his target annual bonus opportunity is reduced below 100% of his base salary; (iii) the office or location where he is based in the metropolitan New York City area is moved more than 30 miles, and the new location is more than 30 miles from his primary residence in the metropolitan New York City area; or (iv) we breach any material term of his employment agreement. If Mr. Kapoor plans to terminate his employment for good reason, he must notify us within 45 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem.

The following definition of “good reason” applies to Mr. Nicolelli, Bhalla, Jetley and Chhibbar unless stated otherwise. “Good reason” means, without the executive’s prior written consent: (i) the executive’s duties or responsibilities are substantially reduced, or he or she is required to report to anyone other than our board of directors, or our CEO; (ii) the executive’s title as our officer is adversely changed; however, if following a change in control (as defined in the 2018 Plan), his or her new title and authority are similar to the old title and authority, then any change in the executive’s title will not constitute a significant reduction

92	/	EXL 2025 Proxy Statement

Executive compensation

in his or her duties and authorities; (iii) there is a change in the office or location where the executive is based of more than 50 miles (100 kilometers for Mr. Bhalla); or (iv) we breach any material term of the executive’s employment agreement. If the executive plans to terminate his or her employment for good reason, he or she must provide us with a notice of termination within 30 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem.

Definition of change in control

A “change in control” (as generally defined in Mr. Kapoor’s employment agreement and the 2018 Plan, as applicable) generally means any of the following events: (i) subject to certain exceptions, any person, entity or group becomes a beneficial owner of more than 50% of either (1) the combined voting power of our then-outstanding voting securities entitled to vote in the election of directors or (2) our outstanding shares of common stock (taking into account as outstanding all rights to acquire common stock through options, warrants, conversion of convertible stock or debt, and the like); (ii) a majority of the members of our board of directors changes from those in office as of the date of Mr. Kapoor’s employment agreement (August 3, 2020) or the effective date of the 2018 Plan (as applicable), except that the election of any new director whose election or nomination was approved by at least two-thirds of our incumbent directors will not be regarded towards a change in the majority for these purposes; (iii) our dissolution or liquidation; (iv) the sale, transfer or other disposition of all or substantially all of our business or our assets; or (v) consummation of a reorganization, recapitalization, merger, consolidation or similar transaction with another entity which requires the approval of our stockholders; however, any such transaction will not be a change in control if after the transaction (1) more than 50% of the total voting power of the resulting entity or its ultimate parent is represented by what were our outstanding voting securities before the transaction in substantially the same proportion among holders; (2) no person or group is or becomes the beneficial owner of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the parent or surviving company; and (3) at least a majority of the members of our board of directors of the parent or surviving company following the transaction were our board members when our board first approved the transaction.

Definition of disability

“Disability” generally means the NEO’s incapacity, due to mental, physical or emotional injury or illness, such that the NEO is substantially unable to perform his or her duties hereunder for a period of six (6) consecutive months (or 180 days for Mr. Kapoor).

CEO pay ratio

In accordance with SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, presented below is an estimate of the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation (our “Pay Ratio”). Due to the size and complexity of our organization, which as of December 31, 2024, was made up of approximately 59,996 professionals throughout the world, with delivery centers in over 13 countries, our Pay Ratio is based on the reasonable assumptions and estimates described below.

We selected the median employee used for Pay Ratio in 2024 by looking at our entire full-time and part-time employee population (excluding our CEO) as of December 31, 2024, but excluding leased employees and independent contractors. Each employee’s “total pay” was calculated using the sum of his or her fixed pay / base salary and variable pay (including any performance bonus,

EXL 2025 Proxy Statement	/	93

Executive compensation

sales commission, and retention or signing bonus). We also annualized total pay for all full-time and part-time employees that were employed for less than the full fiscal year 2024.

For all employees located in jurisdictions other than the United States, a cost-of-living adjustment was made to align their compensation with the higher cost-of-living standards in the United States, the jurisdiction in which our CEO resides. We converted all amounts paid in a foreign currency to U.S. dollars using the exchange rate as of December 31, 2024 for each jurisdiction in which we have employees. Finally, we identified the median employee and calculated his annual total compensation and the CEO’s annual total compensation in the manner required by Item 402(u) of Regulation S-K, to determine the pay ratio shown in the table below.

Pay Ratio – all employees (with COLA)(1)

Chief Executive Officer’s annual total compensation	$14,166,996

Median employee’s annual total compensation	$10,890

Ratio of Chief Executive Officer’s annual total compensation to median employee’s annual total compensation	1,301:1

(1) 2024 Mercer Combined Index. Our median employee, identified without performing a cost-of-living adjustment, is based in India and had an annual total compensation of $6,043, resulting in a pay ratio of 2,344:1.

Approximately 95% of our employees are located outside of the United States, primarily in India and the Philippines, where the cost of living is lower than in the United States, as is employee compensation. As is common with many global companies, our compensation programs are market based, and as such they may differ for employees based on the country where an employee works. Accordingly, we believe that it is important to show our pay-ratio calculated in a similar manner as described above using the median U.S.-based employee to provide a commensurable view of our pay practices.

Pay Ratio – United States employees

Chief Executive Officer’s annual total compensation	$14,166,996

Median employee’s annual total compensation	$147,681

Ratio of Chief Executive Officer’s annual total compensation to median employee’s annual total compensation	96:1

94	/	EXL 2025 Proxy Statement

Executive compensation

Pay versus performance
Our executive compensation philosophy is focused on
pay-for-performance.
In this regard, we link a significant portion of each NEO’s
total
compensation to the achievement of specified performance goals. This variable compensation is
“at-risk”
and rewards performance and contributions to both short- and long-term financial performance.
In accordance with SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following table shows the past four fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the “compensation actually paid” to our named executive officers (as determined under SEC rules), our total shareholder return (TSR), the TSR of our peer group over the same period, our net income, and our revenue, which we have selected as our Company Selected Measure because of its role as a component of both our annual and long-term incentive compensation program.
2024 Pay versus performance table

	Summary Compensation Table total for CEO (1) ($)	Compensation actually paid to CEO (1)(3) ($)	Avg. Summary Compensation Table total for other NEOs (2) ($)	Avg. compensation actually paid to other NEOs (2)(3) ($)	TSR (4) ($)	Peer group TSR (4) ($)	Net income ($ in millions)	Company Selected Measure:
Year								Revenue ($ in millions)

2024	14,166,996	28,702,408	3,540,320	7,968,804	319	98	198.3	1,838.4

2023	12,346,006	8,676,507	4,831,740	1,838,204	222	89	184.6	1,630.7

2022	11,010,906	16,069,419	2,697,045	4,081,949	244	116	143	1,412

2021	10,033,589	19,117,355	3,445,143	5,740,391	208	130	115	1,122

2020	7,141,267	8,690,902	1,913,189	3,166,120	123	102	89	958
(1) The CEO for each of 2024, 2023, 2022, 2021, and 2020 was Rohit Kapoor.
(2) The other named executive officers for each applicable year are as follows:

•	2024: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley and Vishal Chhibbar
•	2023: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley and Anita Mahon
•	2022: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Ankor Rai
•	2021: Maurizio Nicolelli, Vikas Bhalla, Vivek Jetley, and Samuel Meckey
•	2020: Maurizio Nicolelli, Pavan Bagai, Nalin Miglani, Vikas Bhalla, and Samuel Meckey

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Executive compensation

(3) SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not represent cash and/or equity value transferred to, or actually earned or realized by, the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to (a) include the increased value (or loss) of any pension benefit attributed to the past fiscal year, including on account of any amendments adopted during such year; and (b) include the fair market value of equity awards as of December 31, 2024, or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards. For purposes of the pension valuation adjustments shown below, there was no prior service cost to report. In addition, for purposes of the equity award adjustments shown below, no equity awards were cancelled due to failure to meet vesting conditions, no equity awards were granted and vested in the same year, and there are no dividends or interest accrued to report. The following table details the applicable adjustments:

Year	Executive(s)	Summary Compensation Table total ($)	Deduct change in pension value ($)	Add pension service cost ($)	Deduct equity awards ($)	Add year-end value of unvested equity awards granted in year ($)	Add change in value of unvested equity awards granted in prior years ($)	Add change in value of equity awards granted in prior years which vested in year ($)	Total Compensation Actually Paid ($)

2024	CEO	14,166,996	0	0	11,847,065	14,878,395	4,630,507	6,873,575	28,702,408

	Other NEOs	3,540,320	29,540	155,661	2,686,956	3,365,335	2,632,711	991,273	7,968,804
(4) TSR is determined based on the value of an initial fixed investment of $100. The peer group TSR represents TSR of the peer group, consisting of Genpact Limited and WNS (Holdings) Limited, as disclosed in our Form
10-K
performance graph pursuant to Regulation
S-K
Item 201(e)(1)(ii).
Relationship between “compensation actually paid” and performance measures
The following comparisons describe the relationships between the amounts included in the pay versus performance table above for 2020 - 2024, including (i) the relationship between our TSR and our peer group TSR, and (ii) the relationship between compensation actually paid to our CEO and other NEOs and revenue (our Company-Selected Measure), TSR and net income:

Company TSR v. Peer Group TSR
$350
$300
$250
$200
$150
$100
$50
$0
$123
$208
$244
$222
$319
$102
$130
$116
$89
$98
2020
2021
2022
2023
2024
Company TSR
Peer TSR

Compensation Actually Paid v. Company TSR
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$350
$300
$250
$200
$150
$100
$50
$0
$123
$208
$244
$222
$319
2020
2021
2022
2023
2024
CEO Comp Actually Paid
NEO Avg Comp Actually Paid
Company TSR

Compensation Actually Paid v. Revenue
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$958M
$1,122M
$1,412M
$1,631M
$1,838M
2020
2021
2022
2023
2024
CEO Comp Actually Paid
NEO Avg Comp Actually Paid
Revenue (in millions)

Compensation Actually Paid v. Net Income
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$250
$200
$150
$100
$50
$0
$89M
$115M
$143M
$185M
$198M
2020
2021
2022
2023
2024
CEO Comp Actually Paid
NEO Avg Comp Actually Paid
Net Income (in millions)

96	/	EXL 2025 Proxy Statement

Executive compensation

2024 Performance
measures
As noted above, our Compensation and Talent Management Committee believes in a holistic evaluation of our executives’ and our Company’s performance and uses a mix of performance measures throughout our annual and long-term incentive programs to align executive pay with stockholder value creation. As required by SEC rules, in 2024, the financial performance measures identified as the most important and used by us to link compensation actually paid for our named executive officers are listed below.

Revenue

Adjusted Operating Profit Margin

Relative TSR

EXL 2025 Proxy Statement	/	97

Executive compensation

Director compensation for fiscal year 2024

The following table sets forth information for compensation earned in fiscal year 2024 by our non-executive directors who served during fiscal year 2024:

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)(2)(3)	All Other compensation ($)(4)	Total ($)

Thomas Bartlett(5)	85,000	277,268		362,268

Andreas Fibig	85,000	215,000		300,000

Som Mittal(6)	42,500		7,954	265,454

Vikram Pandit	85,000	315,000		400,000

Kristy Pipes	102,500	215,000		317,500

Nitin Sahney	100,000	215,000		315,000

Jaynie Studenmund	102,500	215,000		317,500

Sarah K. Williamson	85,000(7)	215,000		300,000

(1) Mr. Kapoor’s compensation during 2024 was based solely on his role as CEO, as disclosed in the “Summary compensation table for fiscal year 2024” beginning on page 78 and discussed in “Compensation Discussion and Analysis” beginning on page 54. He does not receive any additional compensation for his services as a director.

(2) Amounts reflect the aggregate grant date fair value of stock awards recognized for financial statement reporting purposes for the fiscal year ended December 31, 2024, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions). Assumptions used in the calculation of these amounts are included in footnotes 2 and 23 to our audited financial statements for the fiscal year ended December 31, 2024 included in the 2024 Form 10-K.

(3) The outstanding equity awards, comprised entirely of unvested restricted stock units, held by each of our non-employee directors on December 31, 2024 are as follows: for Mr. Mittal: 0; for each of Mr. Fibig, Ms. Pipes, Mr. Sahney, Ms. Studenmund and Ms. Williamson: 7,060; for Mr. Bartlett: 9,033; and for Mr. Pandit: 10,344.

(4) For Mr. Mittal, amount reflects our reimbursement to the director for fees associated with tax preparer services.

(5) Mr. Bartlett was elected to the Board on March 6, 2024. The value of his stock award represents a pro-rated portion of the annual equity award in respect of his service from March 6, 2024 through the Company’s 2024 annual meeting of stockholders, and the annual equity award he received in June 2024.

(6) Mr. Mittal resigned from the board, effective as of the 2024 annual meeting of stockholders. The amount included in this table in respect of his cash fees reflects a pro-rated amount for the period during 2024 that he served as a director. Mr. Mittal did not receive any stock awards in respect of his 2024 service.

(7) Ms. Williamson elected to receive her cash retainer in the form of time-based restricted stock units.

Pursuant to changes adopted to the non-executive director compensation program in 2023, effective in 2024, non-executive directors were eligible to receive an annual retainer fee in the amount of $85,000 in cash and $215,000 in equity, granted in the form of time-based restricted stock units, valued at the time of grant. As the non-executive Board Chair and then the Lead Director during 2024, Mr. Pandit, was eligible to receive an additional $100,000 in restricted stock units valued at the time of grant. New non-employee directors who join our board of directors during a calendar quarter are eligible to receive the full cash fee for such calendar quarter and a pro-rated equity grant. The chairs of our Audit Committee and Compensation and Talent Management Committee were eligible to receive an additional annual fee of $17,500 in cash, and the chair of our Nominating and Governance Committee was eligible to receive an additional annual fee of $15,000 in cash. Directors may elect to receive their cash retainer fee in the form of time-based restricted stock units, which vest 50% on the date of the Annual Meeting and 50% on the last day of the calendar year (or an earlier change in control). The grants will generally settle at the same time as our annual equity awards, as described below.

98	/	EXL 2025 Proxy Statement

Executive compensation

We have updated our non-executive director compensation program for 2025: non-executive directors are now eligible to receive a retainer fee in the amount of $100,000 in cash and $230,000 in equity, granted in the form of time-based restricted stock units, valued at the time of grant.

There are no additional fees payable for attendance at our board or committee meetings (whether in person, telephonic or otherwise). We make quarterly cash payments in respect of the director fees to our directors. Directors who hold restricted stock units do not receive the underlying shares of common stock until the units have vested and are settled. The restricted stock units granted to directors generally vest upon the earliest of (i) the first anniversary of the date of grant, (ii) the date on which the director’s term on the board expires if the director is not subsequently elected to a new term and (iii) a change in control. The restricted stock units issued to each of our non-employee directors will generally settle on the earliest of (i) the director’s death, (ii) a change in control, or (iii) 180 days following the end of the director’s term on our board of directors. However, in lieu of settlement 180 days following the director’s term, a director may elect in advance that the units be settled on an alternate delivery date following the director’s service on the board, or if the director has satisfied our stock ownership guidelines, upon the vesting date of the award.

We maintain a non-employee director stock ownership policy that requires directors to maintain stock ownership of at least five times their respective annual cash retainers (counting common stock, vested restricted stock units and unvested time-based restricted stock units). New directors have five years from their appointment date to attain the required stock ownership levels, whereas existing directors generally have three years to meet any increased ownership requirements as a result of annual cash retainer increases.

Common stock is counted toward the ownership requirement if it is owned by or for the benefit of the director, the director’s spouse or the director’s children sharing the same household. During the applicable phase-in period, directors generally must retain at least 50% of shares delivered following the vesting of an equity award until the ownership requirement is met. If the ownership requirement is not met at the end of the phase-in period, directors generally may not sell any shares until the ownership requirement is met other than to satisfy tax obligations arising with respect to equity awards.

As of December 16, 2024, all applicable directors were in compliance with this policy.

EXL 2025 Proxy Statement	/	99

Stock ownership of directors, executive officers and certain beneficial owners

Stock ownership of directors, executive officers and certain beneficial owners

Unless otherwise indicated, the table below sets forth information with respect to the beneficial ownership of our common stock by:

•	each of our directors and each of our named executive officers individually;

•	each person who is known to be the beneficial owner of more than 5% of our common stock; and

•	all of our current directors and current executive officers (i.e., not just named executive officers) as a group.

The amounts and percentages of common stock beneficially owned below are as of March 31, 2025 (the “Determination Date”) and are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the Determination Date. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by such person as set forth opposite such person’s name.

Name and address(1)	Shares		%(2)	Vested but unsettled RSUs(3)	Total

Named Executive Officers

Rohit Kapoor	3,595,145	(4)	2.21%	—	3,595,145

Maurizio Nicolelli	242,090	(5)	*	—	242,090

Vikas Bhalla	227,206	(6)	*	—	227,206

Vivek Jetley	453,763	(7)	*	—	453,763

Vishal Chhibbar	40,876	(8)	*	—	40,876

Directors

Thomas Bartlett	—		—	1,973	1,973

Andreas Fibig	3,000		—	8,515	11,515

Vikram S. Pandit	1,551,970	(9)	—	55,595	1,607,565

Kristy Pipes	0		—	23,450	23,450

Nitin Sahney	0		—	74,515	74,515

Jaynie Studenmund	14,580		—	47,200	61,780

Sarah K. Williamson	0		—	8,842	8,842

All current directors and executive officers as a group (16 people)(10)	6,583,751		4.04%	220,090	6,803,841

100	/	EXL 2025 Proxy Statement

Stock ownership of directors, executive officers and certain beneficial owners

Beneficial ownership

Name and address(1)	Shares	%(2)

5% Beneficial owners

Blackrock Inc.(11)	23,308,871	14.33

The Vanguard Group, Inc.(12)	17,015,630	10.46

FMR LLC(13)	9,364,312	5.76

*Less than 1%.

(1) Unless otherwise noted, the business address of each beneficial owner is c/o ExlService Holdings, Inc., 320 Park Avenue, 29th Floor, New York, New York 10022.

(2) Based on 162,683,343 shares outstanding as of the Determination Date.

(3) For non-management directors, this column includes restricted stock units (previously granted for service on the board) that have vested but are unsettled. Because vested restricted stock units generally settle 180 days following the director’s term of service (see “Director compensation for fiscal year 2023” for additional details on settlement), the units are not treated as beneficially owned under SEC rules because the holder does not have the right to acquire the underlying stock within 60 days of the Determination Date. However, we separately present these amounts because restricted stock units that are vested but unsettled provide a meaningful alignment with the Company’s stockholders, and they count towards our stock ownership policy for non-employee directors, which requires directors to maintain stock ownership of at least five times their respective annual retainers.

(4) The amount includes: (a) 885,670 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 under a 2005 grantor-retained annuity trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (b) 201,095 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 under a 2013 grantor retained annuity trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (c) 420,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust, for which Mr. Kapoor’s spouse and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, (d) 420,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust for Mr. Kapoor’s spouse, for which Mr. Kapoor and Mr. Kapoor’s brother are the co-trustees and share dispositive and voting control over the shares in the trust, and (e) 665,925 shares of our common stock owned indirectly by Mr. Kapoor through a family trust created in 2016 for which Mr. Kapoor is the investment advisor to Commonwealth Trust Company, the trustee.

(5) This amount consists of 33,580 shares of our common stock of which Mr. Nicolelli has the right to acquire beneficial ownership within 60 days of the Determination Date pursuant to currently vested and exercisable stock options.

(6) This amount consists of 67,160 shares of our common stock of which Mr. Bhalla has the right to acquire beneficial ownership within 60 days of the Determination Date pursuant to currently vested and exercisable stock options.

(7) This amount consists of 67,160 shares of our common stock of which Mr. Jetley has the right to acquire beneficial ownership within 60 days of the Determination Date pursuant to currently vested and exercisable stock options.

(8) This amount consists of 33,500 shares of our common stock of which Mr. Chhibbar has the right to acquire beneficial ownership within 60 days of the Determination Date pursuant to currently vested and exercisable stock options.

(9) Mr. Pandit has shared dispositive and voting control over the reported securities, which are held by Orogen Echo LLC (“OE”). The Orogen Group LLC (“Orogen”) is the sole member of OE and Mr. Pandit is the Chairman and Chief Executive Officer of Orogen. Orogen Holdings LLC and Atairos-Orogen Holdings, LLC are the sole members with joint investment control of Orogen. Mr. Pandit has majority voting control of Orogen Holdings LLC.

(10) Includes seven current non-employee directors and our nine current executive officers as of the Determination Date.

(11) Based on the Schedule 13G/A filed on November 12, 2024, Blackrock, Inc. had sole voting power with respect to 22,315,731 shares and sole dispositive power with respect to 23,308,871 shares. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10022.

(12) Based on the Schedule 13G/A filed on February 13, 2024, The Vanguard Group, Inc. had shared voting power with respect to 299,801 shares, sole dispositive power with respect to 16,539,920 shares and shared dispositive power with respect to 475,710 shares. The business address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(13) Based on the Schedule 13G/A filed on February 12, 2025, FMR LLC had sole voting power with respect to 9,353,547 shares and sole dispositive power with respect to 9,364,312 shares. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

EXL 2025 Proxy Statement	/	101

Certain relationships and related person transactions

Certain relationships and related person transactions

Review and approval of related party transactions

We review all relationships and transactions in which we, our directors and executive officers or their immediate family members and our 5% stockholders are participants to determine whether such persons have a direct or indirect material interest in such transactions. Our Code of Conduct and Ethics instructs our directors, officers and employees to report the facts and circumstances of any such transaction or potential transaction to our General Counsel or our Audit Committee. Our board of directors has adopted a policy regarding the review of potential related party transactions. Under this policy, our General Counsel will review the facts and

Factors used in assessing related party transactions

•   The nature of the related party transaction

•   The related party’s interest in the transaction

•   The material terms of the transaction, including the amount involved and type of transaction

•   The importance of the transaction to us and to the related party

•   Whether the transaction would impair the judgment of a director or executive officer to act in our best interest circumstances of any covered transaction. If our General Counsel determines that the transaction involves a related party transaction and the amount involved does not equal or exceed $120,000, our General Counsel will approve or disapprove the transaction. If our General Counsel determines that the transaction involves a related party transaction and the amount involved equals or exceeds $120,000, our General Counsel will refer the transaction to our Audit Committee for consideration. In the course of reviewing, approving or ratifying a disclosable related party transaction, our General Counsel and Audit Committee considers all factors it considers appropriate, including but not limited to the factors in the box to the right.

Related party transactions

As required under SEC rules, transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we are a participant and which involve amounts exceeding $120,000, and in which any related person had or will have a direct or indirect material interest are disclosed in our Proxy Statement. Other than as set forth below, there were no such related person transactions in fiscal year 2024.

In 2024, the Company entered into a routine services agreement with PharmaCord, LLC (“PharmaCord”) for the development of an automated benefit verification solution, pursuant to which the Company estimates total revenue of approximately $370,000, of which $200,000 was recorded in 2024. One of the Company’s directors, Nitin Sahney, is the founder and member-manager, and during 2024 was also the majority equity owner and chief executive officer, of PharmaCord. Mr. Sahney has no specific bonus or other compensation tied to the contract with our Company, and was not involved in any negotiations regarding this service contract. The terms of the contract (including the fees) with PharmaCord are, in the Company’s opinion, no less favorable than the Company would have been able to negotiate with an unrelated party, and the transaction was approved by the Audit Committee. After considering the facts and circumstances regarding the relationship, our board of directors has determined that the PharmaCord relationship did not and does not impair Mr. Sahney’s independence under applicable Nasdaq standards and federal securities laws.

102	/	EXL 2025 Proxy Statement

Audit Committee Report

Audit Committee Report

The Audit Committee of the board of directors of ExlService Holdings, Inc. assists our board of directors in fulfilling its oversight responsibilities with respect to the following:

•

our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, stock exchanges and others;

•	our compliance with legal and regulatory requirements;

•	our registered independent public accounting firm’s qualifications and independence;

•	the audit of our financial statements; and

•	the performance of our internal audit function and independent registered public accounting firm.

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP to review and discuss the December 31, 2024 audited consolidated financial statements. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received written disclosures and the letter from Deloitte & Touche LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Deloitte & Touche LLP the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Audit Committee

Ms. Kristy Pipes (Chair)

Mr. Thomas Bartlett

Mr. Andreas Fibig

Mr. Nitin Sahney

Ms. Jaynie Studenmund

EXL 2025 Proxy Statement	/	103

Proposal 1 — Election of directors

Proposal 1 — Election of directors

The nominees

Our Nominating and Governance Committee has nominated, and our board of directors has designated, Mr. Kapoor, Mr. Pandit, Mr. Bartlett, Mr. Fibig, Ms. Pipes, Mr. Sahney and Ms. Williamson to stand for election as directors at the Annual Meeting. Ms. Studenmund will not be standing for re-election at the Annual Meeting.

Term of office

If elected, each of the director nominees will serve a term of one year on our board of directors, until our 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified in accordance with our By-laws.

Voting instructions and substitutes

The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR these seven nominees. Our board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to stand for election, the shares represented by proxies will be voted for the election of any substitute nominee designated by our board of directors to fill the vacancy.

General information about nominees

The age as of the date of this Proxy Statement, tenure on our board of directors and committee membership, if any, of each nominee appears below. Information regarding the business experience during at least the last five years and directorships of other publicly owned corporations of each nominee can be found above under “Our board of directors.” Other information required with respect to any solicitation of proxies in connection with the election of directors is found elsewhere in this Proxy Statement.

104	/	EXL 2025 Proxy Statement

Proposal 1 — Election of directors

Name	Age	Director since	Independent	Committee membership
Rohit Kapoor *Chairman and CEO*	60	November 2002	No	None
Vikram Pandit *Lead Director*	68	October 2018	Yes	Compensation and Talent Management; Nominating and Governance
Thomas Bartlett	66	March 2024	Yes	Compensation and Talent Management; Nominating and Governance
Andreas Fibig	63	January 2023	Yes	Audit; Nominating and Governance
Kristy Pipes	66	January 2021	Yes	Audit (Chair); Compensation and Talent Management
Nitin Sahney	62	January 2016	Yes	Nominating and Governance (Chair); Audit
Sarah K Williamson	61	June 2023	Yes	Compensation and Talent Management; Nominating and Governance

Required vote

The affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at the Annual Meeting will elect the seven nominees as directors for a term of one year. If any nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, our By-laws provide that such person will tender to the board of directors his or her resignation as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Our board recommends that you vote
FOR	the election of Mr. Kapoor, Mr. Pandit, Mr. Bartlett, Mr. Fibig, Ms. Pipes, Mr. Sahney and Ms. Williamson as directors of the Company

EXL 2025 Proxy Statement	/	105

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit the Company’s and its subsidiaries’ books, records and accounts for fiscal year 2025. Our board of directors has endorsed this appointment. Ratification of the appointment of Deloitte by our stockholders is not required by law. However, as a matter of good corporate practice, such appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders do not ratify the appointment, our board of directors and our Audit Committee will reconsider whether or not to retain Deloitte, but may nonetheless retain Deloitte. Even if the appointment is ratified, the Audit Committee in its discretion may change such appointment at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

In retaining Deloitte as the Company’s independent registered public accounting firm, the Audit Committee considered whether the provision of non-audit services by Deloitte was compatible with maintaining Deloitte’s independence and concluded that it was. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Deloitte has served as our independent registered public accounting firm since February 28, 2018.

Audit and non-audit fees

The following is a summary of the fees billed or expected to be billed to us by the Company’s independent registered public accounting firm for professional services rendered in each of the last two fiscal years:

Fee category	Fiscal 2024	Fiscal 2023

	(in thousands)

Audit fees	$1,955	$1,550

Audit-related fees	—	—

Tax fees	25	37

All other fees	237	30

Total fees	$2,217	$1,617

Audit fees:

Consist of fees billed or expected to be billed for professional services rendered for the audit of our consolidated financial statements, including (i) the audit of effectiveness of internal control over financial reporting, (ii) review of our consolidated financial statements included in our quarterly reports, and (iii) services that are normally provided by our independent registered public accountants including services in connection with statutory or regulatory filings or engagements for those fiscal years.

106	/	EXL 2025 Proxy Statement

Proposal 2 — Ratification of the appointment of independent registered public accounting firm

Audit-related fees:

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax fees:

Consist primarily of fees billed or expected to be billed for other tax filing and advisory projects.

All other fees:

Consist of fees billed or expected to be billed for other permissible work performed by our independent registered public accounting firm not reported under the categories above and primarily include permissible advisory services related to a project to upgrade our information systems.

Our Audit Committee pre-approves and is responsible for the engagement of all auditing services provided by our independent registered public accountants and all non-auditing services to be provided by such accountants to the extent permitted under Section 10A of the Exchange Act, including all fees and other terms of engagement. Our Audit Committee may delegate the authority to pre-approve audit and permitted non-audit services between meetings of our Audit Committee to a designated member of our Audit Committee, provided that the decisions made by such member are presented to our full Audit Committee for ratification at its next scheduled meeting.

All of the fees paid to Deloitte in fiscal year 2024 were pre-approved by the Audit Committee.

Required vote

The ratification of the appointment of Deloitte as our independent registered public accounting firm requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.

Our board recommends that you vote:
FOR	the ratification of the appointment of Deloitte as our independent registered public accounting firm

EXL 2025 Proxy Statement	/	107

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Proposal 3 is a vote, on a non-binding advisory basis, to approve the compensation of our executive officers as described in this Proxy Statement. Although the vote is advisory and is not binding on the board of directors, our Compensation and Talent Management Committee will take into account the outcome of the vote when considering future executive compensation decisions. We refer to this vote as the “say-on-pay” vote.

At the 2023 Annual Meeting of Stockholders, our stockholders voted on a proposal relating to the frequency of the “say-on-pay” vote. We recommended, and our stockholders approved on a non-binding advisory basis, an annual say-on-pay vote. Accordingly, we include the say-on-pay vote each year as a regular part of each Annual Meeting of Stockholders. The next vote on the frequency of the “say-on-pay” vote will be held at the 2029 Annual Meeting of Stockholders.

•	Our board of directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters.

•

Our board of directors believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. For example, the bulk of our annual incentive awards is earned based on achievement of two core financial metrics: revenue and AOPM. As we discuss in greater detail in our Compensation Discussion and Analysis, these financial metrics focus our named executive officers on top-line revenues and bottom-line earnings that are likely to make meaningful contributions to our future financial performance. We believe rewarding our executives with incentive pay based on achievement of these financial metrics closely aligns management with the interests of our stockholders.

In addition, our philosophy places more emphasis on variable elements of compensation (such as annual incentives and equity-based compensation) than fixed remuneration.

Our stockholders have the opportunity to vote for, against or abstain from voting on the following resolution:

“Resolved, that the stockholders approve on an advisory basis the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).”

The above-referenced disclosures related to the compensation of our named executive officers appear beginning at page 54 of this Proxy Statement.

108	/	EXL 2025 Proxy Statement

Proposal 3 — Advisory (non-binding) vote to approve executive compensation

Required vote

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the compensation of our named executive officers.

Our board recommends that you vote:
FOR	the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement)

EXL 2025 Proxy Statement	/	109

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

The board of directors has unanimously approved and declared advisable, and recommends that our stockholders approve, the 2025 Omnibus Incentive Plan (the “Plan”), which reserves 6,800,000 shares of our common stock for grants of awards under the Plan, minus one share for every share subject to an award granted after March 1, 2025 under the 2018 Omnibus Incentive Plan (the “Prior Plan”) and prior to June 17, 2025 (the “Effective Date” of the Plan). In addition, if and to the extent that an award under the Plan or, after March 1, 2025, an award under the Prior Plan, terminates, expires, is cancelled, or is forfeited for any reason (including upon cancellation or settlement of the award in exchange for cash or property other than shares), the shares associated with that award will be added to the shares available for awards under the Plan.

The last time that the Company requested that its stockholders approve shares of stock for its equity plan reserve was in 2018, under the Prior Plan. As of March 1, 2025, there were 545,654 shares of stock remaining in the Prior Plan reserve, assuming all outstanding PRSU awards are achieved at the Target (100%) level (which is the assumption used for the Prior Plan data presented throughout this Proposal). If the Plan is not approved by our stockholders at the Annual Meeting, the Company’s ability to make grants to its employees, directors and consultants will be limited. If the Company is unable to grant equity awards, the Company’s ability to retain, incentivize and hire critical talent could be severely limited. The Company may also need to rely more heavily on cash compensation, which could impact the amount of the Company’s cash on hand to pay other expenses. Therefore, we are requesting that our stockholders vote to approve the Plan.

If our stockholders approve the Plan at the Annual Meeting, it will become immediately effective. As soon as administratively practicable following the Plan approval, the Company intends to register shares issuable under the Plan on a Form S-8 Registration Statement filing with the SEC. Upon the Plan becoming effective, no new awards will be made under the Prior Plan, although outstanding awards previously made under the Prior Plan will continue to be governed by the terms of that plan. The Plan will have a term of ten years from the date it is approved by our stockholders and no further awards may be granted after that date (though it will remain in effect with respect to any awards then-outstanding under the Plan).

110	/	EXL 2025 Proxy Statement

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

The closing price of our stock as reported by Nasdaq on April 24, 2025, was $44.82 per share.

Grant Practices

The majority of the Company’s current equity issuances are in the form of restricted stock units (“RSUs”). In our view, RSUs, as full-value awards, are less dilutive to stockholders as the Company may grant fewer of such awards to achieve the intended economic effect. We currently grant both time-vested RSUs that generally vest over a four-year period and performance-vested RSUs that are earned based on a three-year performance period.

Our gross average share usage rate, sometimes referred to as burn rate, over the three years ended December 31, 2024 (calculated as the value of equity-based awards granted under our equity compensation plan for the relevant year, divided by the value of average basic common shares outstanding for that year) is approximately 1.74%.

Overhang as of March 1, 2025

The potential dilution resulting from issuing all of the 6,800,000 shares authorized under the Plan, which, when combined with shares subject to outstanding awards under the Prior Plan which may be rolled into the Plan’s share reserve (if an award under the Prior Plan terminates, expires, is cancelled, or is forfeited after March 1, 2025), would be approximately 8% on a fully-diluted basis, as of March 1, 2025. No additional awards will be made under the Prior Plan following the effectiveness of the Plan.

EXL 2025 Proxy Statement	/	111

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

The following table sets forth certain information as of March 1, 2025, unless otherwise noted, with respect to the Company’s existing equity compensation plans (other than the Company’s employee stock purchase plan, which is not included in the data provided in this Proposal except for in the “Equity Compensation Plan Information” table on page 120 below):

Stock Options Outstanding	1,768,305 shares

Weighted-Average Exercise Price of Outstanding Stock Options/SARS	$30.14

Weighted-Average Remaining Term of Outstanding Stock Options/SARs	8.31 years

Total Stock-Settled Full-Value Awards Outstanding (i.e., restricted shares, restricted stock units, deferred stock units, etc.)	4,833,733 shares

Basic common shares outstanding as of March 1, 2025	162,683,323 shares

Summary of the Plan

General. At the recommendation of our Compensation and Talent Management Committee, our board adopted the Plan on February 20, 2025, subject to and effective upon the approval of our stockholders. The following is a summary of the material aspects of the Plan. This summary is subject to the more complete description of the terms and conditions of the Plan contained in the full text of the Plan, which is attached to this Proxy Statement as Annex A.

Purpose. The purpose of the Plan is to provide a means through which we and our affiliates may attract capable persons to enter and remain in our employ or service and to provide a means whereby our employees, directors and consultants can acquire and maintain ownership of our common stock, or be paid incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and promoting an identity of interest between them and our stockholders. The Plan is an omnibus document authorizing the establishment of sub-plans which enables us to offer awards to our employees or other service providers in non-U.S. jurisdictions, subject to compliance with local laws.

Administration. The Plan will be administered by a committee, which will be our Compensation and Talent Management Committee (or if the board is acting as the committee, the independent members of our board). Subject to the terms of the Plan and applicable law, the Compensation and Talent Management Committee will have, among other things, the authority to grant awards of all types described in the Plan, determine the terms and conditions of awards, determine whether settlement of awards may be deferred, and extend the period of time during which an award may be exercised (but no longer than the expiration of the original award term). Notwithstanding anything in the Plan to the contrary, the Compensation and Talent Management Committee will also have the power to accelerate the vesting or exercisability of an award and to waive or remove any restriction on an award. The Compensation and Talent Management Committee also will have the power to interpret the Plan and any award agreement and to establish, amend, suspend or waive rules in connection with the administration of the Plan. The determination of the Compensation and Talent Management Committee on matters relating to the Plan or any award agreement will be conclusive. Subject to applicable law and the Company’s governing documents, the Compensation and Talent Management Committee may delegate its authority under the Plan to any officer or officers of the Company, provided that such delegate may not issue awards

112	/	EXL 2025 Proxy Statement

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

to persons subject to Section 16 of the Exchange Act; accordingly, references in this proposal to the “Compensation and Talent Management Committee” refer to the Compensation and Talent Management Committee or the independent members of the board, if acting as the Committee, or its delegate, as applicable.

Eligibility. Participation in the Plan will be limited to eligible individuals who have entered into an award agreement or who have received written notification from the Compensation and Talent Management Committee (or from a person designated by the committee), that they have been selected to participate in the Plan. The Compensation and Talent Management Committee may designate eligible individuals to participate in the Plan in its discretion. Eligible individuals are: (x) individuals regularly employed by the Company or an affiliate, other than employees covered by a collective bargaining agreement (unless the collective bargaining agreement or a related agreement provides otherwise), (y) directors of the Company or an affiliate, or (z) consultants or advisors to the Company or an affiliate who may be offered securities pursuant to Form S-8. As of March 1, 2025, there were a total of approximately 7,825 individuals, including approximately: 7,818 employees, 7 independent directors (6 after the Annual Meeting) and 0 consultants and advisors at the Company and our affiliates, eligible to be designated as participants under the Plan.

Shares Authorized. The Plan reserves 6,800,000 shares of our common stock for grants of awards under the Plan, minus one share for every share subject to an award granted after March 1, 2025 under the Prior Plan and prior to the Plan’s Effective Date. In addition, if and to the extent that an award under the Plan or, after March 1, 2025, an award under the Prior Plan, terminates, expires, is cancelled, or is forfeited for any reason (including upon cancellation or settlement of the award in exchange for cash or property other than shares), the shares associated with that award will be added to the shares available for awards under the Plan. Common stock delivered by the Company in settlement of awards under the Plan may be authorized and unissued common stock, common stock held in the treasury of the Company, common stock purchased on the open market or by private purchase, or a combination of the foregoing.

Share Recycling. Shares of stock withheld in settlement of a tax withholding obligation associated with an award (other than a stock option or SAR) made under the Plan or after March 1, 2025, under the Prior Plan, will be added to the Plan share reserve. The Plan explicitly provides that the following shares will not be available for future issuance under the Plan, regardless of whether the shares are associated with awards granted under the Plan or the Prior Plan: (1) the full number of shares subject to the exercise of an option, even if the option exercise price is satisfied through net-settlement or the delivery of shares to the Company, (2) the full number of shares subject to the exercise of a stock-settled SAR, even though only a net number of shares are delivered upon exercise, (3) shares withheld in settlement of a tax withholding obligation associated with an option or SAR, and (4) shares repurchased on the open market using proceeds from the exercise of options.

Acquisitions and Combinations. Subject to Nasdaq requirements, any shares issued under the Plan in respect of awards granted in substitution of equity-based awards of an entity acquired by the Company or an affiliate, or with which the Company or an affiliate combines, will not count against the number of shares issuable under the Plan. Also, subject to Nasdaq requirements, if the Company or an affiliate acquires or combines with a company that has shares available under its preexisting equity plan, those shares will become available for future grants under the Plan, and will not count against the number of shares issuable under the Plan.

Substitute Awards. Subject to Section 409A of the Internal Revenue Code (the “Code”), the Compensation and Talent Management Committee may agree to cancel an award under the Plan and grant a substitute award in its stead, so long as the award holder consents.

EXL 2025 Proxy Statement	/	113

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Director Limits. The grant date fair value of awards granted during a single calendar year to any non-employee director, taken together with any cash fees earned during the calendar year by the non-employee director in respect of the director’s service as a member of the board during such year (including service as a member or chair of any committees of the board), may not exceed $750,000. The independent members of the board may make exceptions to this limit for a non-executive chair of the board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Terms and Conditions of Awards. Under the Plan, the Compensation and Talent Management Committee may grant awards of nonqualified stock options (or “NSOs”), incentive stock options (or “ISOs”), SARs, restricted stock, restricted stock units, phantom stock awards, stock bonus awards, or cash bonus awards. Awards may be subject to time-based vesting conditions and/or performance-based vesting conditions. The Compensation and Talent Management Committee has discretion to select appropriate performance criteria upon which to base any performance goals and make adjustments to such criteria in the event of extraordinary, non-recurring or other events.

Options. The Compensation and Talent Management Committee is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. The maximum aggregate number of shares that may be issued under the Plan in respect of ISOs is 6,800,000.

An option provides a participant with the right to purchase, within a specified period of time, a stated number of shares of our common stock at the price specified in the award agreement. Options granted under the Plan will be subject to the terms, including the exercise price and the conditions and timing of exercise, determined by the Compensation and Talent Management Committee and specified in the applicable award agreement. The maximum term of an option granted under the Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10.0% stockholder).

The exercise price per share paid by a participant will be determined by the Compensation and Talent Management Committee at the time of grant but will not be less than 100.0% of the fair market value of one share on the date the option is granted (or no less than 110.0% of such fair market value in the case of an ISO granted to an employee who is a 10.0% stockholder), with the exception of options granted in substitution of outstanding awards in connection with an acquisition or combination. While our common stock is listed on Nasdaq, the fair market value will generally mean the closing price on the trading date prior to the grant date.

Payment in respect of the exercise of an option may be made by cash, check, cash equivalent or transfer or attestation of shares of our common stock (at their fair market on the date of exercise). The Compensation and Talent Management Committee may, in its discretion and subject to applicable law, generally allow such payment to be made in other methods, such as through the delivery of other property having a fair market value on the date of exercise equal to the exercise price, or a broker-assisted cashless exercise. Unless otherwise provided in the award agreement, if, on the expiration date set forth in the award agreement, the option remains outstanding and has not yet been exercised and the fair market value exceeds the exercise price, the option will be deemed to have been automatically exercised on such date. A stock option award agreement issued under the Plan may include a provision whereby the participant may elect, at any time before such participant’s termination of service with the Company, to fully or partially exercise an option prior to the date on which such option fully vests. Any unvested shares of stock purchased by means of this exercise may be subject to restrictions as determined by the Compensation and Talent Management Committee, including a share repurchase option in favor of the Company.

114	/	EXL 2025 Proxy Statement

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

SARs. The Compensation and Talent Management Committee will be authorized to award SARs under the Plan. SARs will be subject to the terms and conditions established by the Compensation and Talent Management Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of our common stock or a combination of the foregoing, the appreciation, if any, in the value of one share of our common stock over a certain period of time. An option granted under the Plan may include SARs, either on the date of grant or, except in the case of an ISO, by subsequent amendment. The Compensation and Talent Management Committee may also award SARs to a participant independent of the grant of an option. SARs granted in connection with an option will become exercisable, be transferable and will expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding option. If SARs are granted independent of an option, the SARs will become exercisable, be transferable and will expire in accordance with the vesting schedule, transferability rules and the expiration provisions established by the Compensation and Talent Management Committee and reflected in the award agreement for such SAR. Unless otherwise provided in the award agreement, if, immediately prior to the expiration of an SAR, the SAR has not yet been exercised and the fair market value exceeds the exercise price, the SAR will be deemed to have been automatically exercised on such date and payment in respect of the SAR will be made. The maximum term of a SAR will be ten years from the date of grant.

Restricted Stock. The Compensation and Talent Management Committee will be authorized to award restricted stock under the Plan. An award of restricted stock is a grant of shares subject to conditions and restrictions set by the Compensation and Talent Management Committee. During a restricted period, a participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber restricted stock. The grant or the vesting of an award of restricted stock may be conditioned upon service to us or our affiliates or upon the attainment of performance goals or other factors, as determined in the discretion of the Compensation and Talent Management Committee. Holders of an award of restricted stock will have the right to vote the shares.

Restricted Stock Units. The Compensation and Talent Management Committee is authorized to award restricted stock units to participants. The Compensation and Talent Management Committee will establish the terms and conditions applicable to each award of restricted stock units, including any applicable time-based vesting conditions and/or performance-based vesting conditions. The terms and conditions of each restricted stock unit award will be reflected in a restricted stock unit agreement. In the discretion of the Compensation and Talent Management Committee and as set forth in the applicable restricted stock unit agreement, payment in respect of a restricted stock unit may be made in cash, shares of our common stock or both, in an amount equal to the fair market value of the award at the time of distribution. The participant does not have stockholder rights with respect to the shares underlying a restricted stock unit award until the award vests and shares are actually issued thereunder.

Stock Bonus Awards. The Compensation and Talent Management Committee may, in its discretion, grant an award of unrestricted shares of our common stock, including, without limitation, fully-vested deferred stock units, either alone or in tandem with other awards, under such terms and conditions as the Compensation and Talent Management Committee in its sole discretion may decide. A stock bonus award may be granted as, or in payment of, a bonus, or to provide special incentives or recognize special achievements or contributions.

Cash Bonus Awards and Phantom Stock Awards. The Compensation and Talent Management Committee has the authority to award cash bonuses under the Plan, subject to performance goals or such other terms and conditions, as determined by the Compensation and Talent Management Committee and provided for in the applicable award agreement. The Compensation and Talent Management

EXL 2025 Proxy Statement	/	115

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Committee also has the authority to make phantom stock awards under the Plan, which are cash awards whose value is determined based on the change in the value of our common stock during a period set forth in an award agreement.

Dividends and Dividend Equivalents. No dividends or dividend equivalent rights will be payable with respect to options or SARs granted under the Plan. Dividends that become payable with respect to a restricted stock award will be subject to the same restricted period as the restricted stock award. The Compensation and Talent Management Committee may also require that the dividends be reinvested in additional shares of restricted stock, which will be subject to the same restricted period as the underlying restricted stock award. Dividend equivalent rights may be awarded in connection with an award of restricted stock units, phantom stock, or a stock bonus under the Plan if set forth under the applicable award agreement, and payable in either cash or shares. However, they must be subject to the same vesting conditions as the shares underlying the award to which they relate.

Non-transferability. Generally, each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative, and such award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

The Compensation and Talent Management Committee may, in its discretion, however, provide that awards granted under the Plan that are not ISOs may be transferred by a participant without consideration to certain “permitted transferees” (as defined in the Plan).

Amendment. The Company’s board of directors may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time. No such action may be taken, however, without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement and no such action that would impair any rights under any previous award will be effective without the consent of the person to whom such award was made. In addition, the Compensation and Talent Management Committee is authorized to amend the terms of any award granted under the Plan if the amendment would not impair the rights of any participant without such participant’s consent.

No Repricing. Other than in connection with equitable adjustments for certain corporate events or in connection with a change in control event, the Plan prohibits the repricing of stock options or SARs awarded without stockholder approval. The Plan also prohibits the cash buyout of underwater stock options or SARs without stockholder approval.

Changes in Capital Structure. In the event of changes in the outstanding stock or capital structure of the Company (such as by reason of a stock split, recapitalization or other transaction or event described in the Plan) or other changes in law or circumstance which would result in a substantial dilution or enlargement of participants’ rights under the Plan or interfere with the intended operation of the Plan, (1) the maximum number and kind of shares of our common stock which may be delivered pursuant to (i) all awards and (ii) ISOs, (2) the number and kind of shares subject to outstanding awards, (3) the option price or strike price applicable to outstanding options or SARs, and/or (4) any other affected terms and conditions of the Plan or outstanding awards, shall be subject to adjustment or substitution, as determined by the Compensation and Talent Management Committee in its sole discretion and in such a manner as determined by the Compensation and Talent Management Committee to be equitable.

116	/	EXL 2025 Proxy Statement

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Effect of Change in Control. Awards will not automatically vest upon a change in control, unless otherwise provided in the applicable award agreement, in an employment agreement or by the Compensation and Talent Management Committee in its discretion. The Compensation and Talent Management Committee may, but is not required to, provide in an award agreement that in the event of a change in control, awards will become vested, restrictions on awards will lapse, and awards will become immediately exercisable. In addition, the Compensation and Talent Management Committee may, but is not required to, provide in an award agreement that in the event of a change in control, all incomplete performance periods will end and the Compensation and Talent Management Committee will determine the extent to which performance goals have been met and awards should be paid out.

In the event of a change in control, the Compensation and Talent Management Committee may also in its discretion cancel and pay out outstanding awards. In the case of an option or SAR, the value to be paid out will be based upon the spread between the change in control price and the exercise price, and underwater options or SARs may be cancelled for no consideration. The Compensation and Talent Management Committee need not treat each award in a uniform manner.

The obligations of the Company under the Plan will be binding on the successor company following the change in control, and the Company will make appropriate provisions for the preservation of participants’ rights under the transaction agreement.

Clawback and Other Policies. Awards under the Plan are subject to the ExlService Holdings, Inc. Clawback Policy and any other current or future clawback policy of the Company that may be in effect from time to time and covers the participant. In addition, the Compensation and Talent Management Committee may specify in an award agreement that rights under such award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of specified events, which may include without limitation misconduct or breach of duties to the Company. Additionally, awards under the Plan and the related shares will be subject to the Company’s minimum stock holding period requirements, stock ownership policies, insider trading policies, and hedging and pledging policies, as in effect from time to time.

US Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences related to awards under the Plan. This summary is not intended to be a complete statement of applicable law, and it does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described here by reason of, among other things, the particular circumstances of such participant. Tax laws are subject to change.

Generally, all amounts taxable as ordinary income to participants in respect of awards granted under the Plan are expected to be deductible by us as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of the Code (including the limitations of Sections 162(m), which provides that we cannot deduct compensation paid to certain covered employees in excess of $1 million per year).

Awards under the Plan will be subject to withholding for applicable taxes. Unless otherwise determined by the Compensation and Talent Management Committee, required tax withholding for officers subject to Section 16 of the Exchange Act will be satisfied through the withholding of shares subject to their awards.

EXL 2025 Proxy Statement	/	117

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Stock Options

Non-Qualified Stock Options. A participant does not recognize any taxable income when a nonqualified stock option is granted to them.

Upon the exercise of a nonqualified stock option, a participant recognizes ordinary income on an amount equal to the fair market value of the shares received minus the exercise price paid. A participant’s tax basis in shares received upon the exercise of a nonqualified stock option is generally equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares begins at that time.

Upon the sale of shares received pursuant to the exercise of a nonqualified stock option, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the shares are held. The amount of such capital gain or loss is equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Incentive Stock Options. A participant does not recognize any taxable income when an ISO is granted to or exercised by them (except for a participant who is subject to the Alternative Minimum Tax, who may recognize taxable income upon the exercise of an ISO).

Further, as long as a participant meets the applicable holding period requirements for shares received pursuant to the exercise of an ISO (two years from the grant date and one year from the exercise date), any gain or loss realized by the participant upon the sale of such shares is long-term capital gain or loss, and we are not entitled to take any deduction.

If, however, a participant sells or otherwise disposes of shares received pursuant to the exercise of an ISO before satisfying the applicable holding period requirements, the participant recognizes ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of (i) the gain attributable to such sale or disposition and (ii) the difference between the fair market value of the shares on the exercise date and the exercise price paid. Any gain realized above this amount is treated as either short-term or long-term capital gain, depending on the length of time that the shares are held. If the exercise price paid is greater than the amount realized upon such a disposition, then the difference is treated as either short-term or long-term capital loss, depending on the length of time that the shares are held.

Stock Appreciation Rights. A participant does not recognize any taxable income when a SAR is granted to them or vests.

Upon the exercise of a SAR, a participant recognizes ordinary income in an amount equal to the fair market value of each share received minus the base price. A participant’s tax basis in shares received pursuant to the exercise of a SAR is generally equal to the fair market value of those shares on the exercise date, and the participant’s holding period for such shares begins at that time.

Upon the sale of shares received pursuant to the exercise of a SAR, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the Shares are held. The amount of such capital gain or loss is equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

118	/	EXL 2025 Proxy Statement

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Restricted Stock. The federal income tax treatment of restricted stock varies according to whether or not a participant chooses to make an election under Section 83(b) of the Code (an “83(b) Election”). Accordingly, we have provided a description of both scenarios.

General Treatment: A participant does not generally recognize taxable income at the time restricted stock that is subject to forfeiture conditions is granted. When forfeiture conditions applicable to the restricted stock lapse, the participant recognizes ordinary income in an amount equal to the fair market value of the shares which become unencumbered upon such lapse minus any price paid for the shares. A participant’s tax basis in unencumbered shares is generally equal to the fair market value of the shares upon becoming unencumbered, and the participant’s holding period for the shares begins at that time.

Upon sale of the shares, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the shares are held after the forfeiture conditions have lapsed. The amount of such capital gain or loss is equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in such shares.

83(b) Election Treatment: A participant may choose to accelerate the recognition of taxable income for a restricted stock award by filing an 83(b) Election with the Internal Revenue Service and with us, in each case within 30 days following the grant. The participant will recognize ordinary income at that time in an amount equal to the fair market value of the shares underlying the award of restricted stock (without considering any forfeiture conditions and transfer restrictions applicable thereto) minus any price paid for the restricted stock award. When forfeiture conditions applicable to the restricted stock lapse, the participant will not recognize any additional ordinary income. However, if any shares of restricted stock are forfeited by the participant at any time (because, for example, specified vesting conditions are not met), the participant will not be entitled to claim a deduction for ordinary income recognized upon making the 83(b) Election.

A participant’s tax basis in the shares is generally equal to the amount of ordinary income recognized by the participant pursuant to the 83(b) Election, and the participant’s holding period for such shares begins at that time.

Upon sale of the shares, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the shares are held. The amount of such capital gain or loss is equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in such shares.

Restricted Stock Units, Cash Bonus Awards and Phantom Stock Awards. A Participant does not generally recognize any taxable income when an RSU, cash bonus award or phantom stock award is granted to them.

Upon the settlement of such award, the participant recognizes ordinary income in an amount equal to the fair market value of the cash and/or shares paid to them. If shares are paid, a participant’s tax basis in any such shares is generally equal to the fair market value of the shares upon the date the shares are issued, and the participant’s holding period for such shares begins at that time.

Upon sale of the shares paid pursuant to such award, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the shares are held. The amount of such capital gain or loss is equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in such shares.

Stock Bonus Awards. The federal income tax treatment of stock bonus awards will depend upon the design of such awards.

EXL 2025 Proxy Statement	/	119

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to the shares of our common stock that may be issued under our existing equity compensation plans, the Prior Plan and the ExlService Holdings, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). For a description of our equity compensation plans, see Note 23—Stock-Based Compensation to our consolidated financial statements under Part II, Item 8, “Financial Statements and Supplementary Data” included in our Form 10-K for the fiscal year ended December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise/Vesting of Outstanding Options, Warrants and Rights(1)*	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 1)(2)

Equity compensation plans approved by security holders	7,926,565	$30.14	5,486,336

Equity compensation plans not approved by security holders	—	—

Total	7,926,565	$30.14	5,486,336

(1) This includes outstanding options and unvested restricted stock units, which include time-based restricted stock units and performance-based restricted stock units. This also includes vested time-based restricted stock units and performance-based restricted stock units for which the underlying common stock was not issued as of December 31, 2024.

(2) Includes 1,813,592 shares available under the Prior Plan and 3,672,744 shares under the ESPP.

As of March 1, 2025, 545,654 shares were still available for grant under the Prior Plan. As of March 1, 2025, options to purchase 1,768,305 shares of our common stock were issued and outstanding with a weighted average exercise price of $30.14 and an average term of options of 8.31 years, and we had outstanding 4,833,733 full value awards (i.e., restricted shares, restricted stock units, deferred stock units, etc.) of common stock under our Prior Plan.

New Plan Benefits

On February 20, 2025, the Compensation and Talent Management Committee approved normal course 2025 annual equity awards to our Executive Committee members. These awards were granted under the Plan, contingent upon approval of the Plan by our stockholders (the “Contingent Awards”); the Executive Committee members did not receive any portion of their 2025 annual equity awards under the 2018 Plan. If the Plan is not approved by stockholders at the Annual Meeting, the Contingent Awards will be forfeited by the applicable Executive Committee members. The design of the 2025 annual equity awards is generally consistent with the 2024 annual equity awards that were granted to Executive Committee members under the 2018 Plan. Specifically, the time-based portion of these awards, which makes up 40% of the total grant, will vest in equal installments on the first four anniversaries of the grant date. The performance-based portion of these awards, which makes up 60% of the total grant, will vest at the conclusion of a three-year performance period, commencing on January 1, 2025 and concluding on December 31, 2027, subject to the achievement of pre-determined performance targets related to the Company’s revenue and relative total stockholder return.

120	/	EXL 2025 Proxy Statement

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

We currently grant annual equity awards to our
non-employee directors following the Annual
Meeting. If the Plan is approved at the Annual
Meeting, the board intends to approve time-
vested restricted stock unit grants with a value
of $230,000 to each non-employee director
($330,000 for the Lead Director). In addition,
two of our directors, Nitin Sahney and Sarah
Williamson, elected to receive their 2025 cash
retainer in time-based restricted stock units in
lieu of cash, and will therefore receive time-
vested restricted stock unit grants, together
yielding an aggregate value of $203,750.

The table to the right reflects the new plan
benefits that are determinable under the Plan
as of the date of this proxy statement.

Future equity awards and their size are in the
discretion of the Compensation and Talent
Management Committee or board, as
applicable, and are therefore not determinable
at this time. However, Mr. Kapoor’s
employment agreement provides that in
determining his annual equity award, the

2025 Omnibus Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Units(2)
Rohit Kapoor Chairman and Chief Executive Officer	11,500,000	242,360
Maurizio Nicolelli Executive Vice President and CFO	2,000,000	42,150
Vikas Bhalla President and Business Head, Insurance	3,250,000	68,490
Vivek Jetley President and Business Head, Analytics	3,250,000	68,490
Vishal Chhibbar Chief Growth and Strategy Officer	1,900,000	40,040
Executive Group(3)	26,750,000	563,740
Non-Executive Director Group	1,683,750	—
Non-Executive Employee Group	2,850,000	60,060

(1) For executives, represents the target dollar value for the Contingent Awards made on February 20, 2025 of time-based restricted stock units, and performance-based restricted stock units at the target (100%) level, which can be earned between 0-200% based on performance. For directors, represents the dollar value of annual equity awards that the board expects to grant as soon as administratively practicable after the Annual Meeting to non-employee directors and the awards granted in lieu of cash retainers described above.

(2) For executives, represents the number of units for the Contingent Awards made on February 20, 2025 underlying the time-based restricted stock units and performance-based restricted stock units at the target (100%) level which can be earned between 0-200%. The number of units were determined by dividing the target dollar value by the average stock closing price for the preceding month. For directors, the number of units underlying the grants will not be determinable until the grant date.

(3) Represents all executive officers, including our named executive officers, as a group.

Compensation and Talent Management Committee will consider, among other factors, an aggregate “baseline” value equal to $4,925,000, Company and individual performance, shareholder input on executive compensation, and market data. Additionally, if the Plan is approved, we anticipate granting equity awards under the Plan at an aggregate value of up to approximately $310,000 before the end of 2025 in connection with our recent acquisition of ITI Data. Award recipients and the size of the awards will be determined at the time of grant.

EXL 2025 Proxy Statement	/	121

Proposal 4 — Approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

Required Vote

The approval of the 2025 Omnibus Incentive Plan requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” the proposal.

Our board recommends that you vote:
FOR	the approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan

122	/	EXL 2025 Proxy Statement

Miscellaneous

Miscellaneous

Stockholder proposals and director nominations for the 2026 Annual Meeting

Stockholder proposals intended to be included in our proxy materials for the 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”) must be received by the deadline calculated in accordance with SEC Rule 14a-8, which is 120 days before the anniversary of the date of this year’s Proxy Statement. This year’s deadline is December 30, 2025. Such proposals must include the information required by SEC rules and should be sent in writing by courier or certified mail to the Corporate Secretary of the Company at 320 Park Avenue, 29th Floor, New York, New York 10022. Stockholder proposals that are sent to any other person or location or by any other means may not be received in a timely manner and thus may be ineligible for inclusion.

Stockholders who intend to submit proposals at the 2026 Annual Meeting but whose proposals are not included in the proxy materials for the meeting, and stockholders who intend to submit nominations for directors at the 2026 Annual Meeting, are required to notify the Corporate Secretary of the Company (at the address above) of their proposal or nominations not less than 90 days, nor more than 120 days, before the anniversary of this year’s Annual Meeting of Stockholders, in accordance with our By-laws. Such notices of proposals for the 2026 Annual Meeting must be delivered between February 17, 2026 and March 19, 2026. Special notice provisions apply under the By-laws if the date of the 2026 Annual Meeting is more than 30 days before or 70 days after the anniversary date of this year’s Annual Meeting of Stockholders.

Any notice of proposed business or nomination, whether or not included in our Proxy Statement, must include the information required under our By-laws, including Section 2.11.4, in order for the matter to be eligible for consideration at the 2026 Annual Meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the anniversary of this year’s Annual Meeting of Stockholders, or April 20, 2026 (the first business day after such deadline). Special deadlines apply if the date of the 2026 Annual Meeting is more than 30 days from the anniversary date of this year’s Annual Meeting of Stockholders.

The presiding officer of the 2026 Annual Meeting may refuse to acknowledge any matter or nomination not made in compliance with the procedures in our By-laws. Our By-laws can be found on our website and the current SEC rules for submitting stockholder proposals can be obtained from the SEC at: Division of Corporation Finance, 100 F. Street, N.E., Washington, DC 20549, or through the SEC’s Internet website at www.sec.gov.

Delivery of documents to stockholders sharing an address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank, trust or other nominee may only deliver one copy of this Proxy Statement and the 2024 Form 10-K, which serves as our Annual Report to Stockholders under Regulation 14A (the “2024 Annual Report”), to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the 2024 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and annual

EXL 2025 Proxy Statement	/	123

Miscellaneous

report, now or in the future, should submit this request to our investor relations department through the Investor Relations page of our website at https://ir.exlservice.com/. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank, trust or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Electronic access to Proxy Statement and Annual Report

This proxy statement and our 2024 Annual Report may be viewed on our website at www.exlservice.com and at www.proxyvote.com by following the instructions provided in the Internet Notice. If you are a stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form. If you choose this option, you will receive a proxy form in mid-May listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of the Company’s common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto filed electronically with the SEC and the written representations of our reporting persons, we believe that all reports were filed on a timely basis during fiscal 2024.

Forward-looking statements

This Proxy Statement contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this Proxy Statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a more detailed discussion of these factors, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the 2024 Form 10-K.

124	/	EXL 2025 Proxy Statement

Non-GAAP Reconciliation

Non-GAAP Reconciliation

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, certain non-GAAP measures have been provided in this Proxy Statement.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Accordingly, the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated.

The Company believes that non-GAAP financial measures – present additional useful comparisons between current results and results in prior operating periods, providing investors with a supplemental view of the underlying trends of the Company’s business. The Company also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance.

Non-GAAP measures/ inputs for Proxy Statement 2025

Description of Adjusted Financial Measures to GAAP Measures

Our adjusted net income and adjusted diluted EPS refers to net income as per GAAP, adjusted for non-cash expenses like stock-based compensation expense and amortization of acquisition-related intangible assets and certain non-recurring expenses/(benefits) that the management believe can provide useful supplemental information for investors analyzing period-to-period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. Our adjusted net income and adjusted diluted EPS also excludes the effects of income tax on such adjustments, as applicable.

EXL 2025 Proxy Statement	/	125

Non-GAAP Reconciliation

The following table shows the reconciliation of non-GAAP financial measures for the year ended December 31, 2024 and 2023:

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Year ended December 31,
	2024	2023

Net income (GAAP)	$198,297	$184,558

add: Stock-based compensation expense	72,658	58,437

add: Amortization of acquisition-related intangibles	13,630	14,678

add: Restructuring and litigation settlement costs (a)	6,174	613

add/(subtract): Changes in fair value of contingent consideration	(589)	1,900

add: Other tax expenses	3,817	223

add: Allowance for expected credit losses (b)	—	1,436

add: Other expenses (c)	—	489

subtract: Tax impact on stock-based compensation expense	(17,576)	(17,333)

subtract: Tax impact on amortization of acquisition-related intangibles	(3,318)	(3,622)

subtract: Tax impact on restructuring and litigation settlement costs	(1,540)	—

subtract: Tax impact on allowance for expected credit losses	—	(364)

add: Tax impact on changes in fair value of contingent consideration	146	152

subtract: Tax impact on other expenses	—	(280)

Adjusted net income (Non-GAAP)	$271,699	$240,887

Adjusted diluted earnings per share (Non-GAAP)	$1.65	$1.43

(a) To exclude effects of employee severance costs and outplacement support costs of $4,762 and $nil and litigation settlement costs and associated legal fees of $1,412 and $613 for the year ended December 31, 2024 and 2023, respectively.

(b) To exclude the effects of material allowance for expected credit losses on accounts receivables related to a customer bankruptcy event.

(c) To exclude effects of lease termination of $nil and $489 and other items, individually insignificant of $nil and $282 for the year ended December 31, 2024 and 2023, respectively.

126	/	EXL 2025 Proxy Statement

Annual Meeting Q&A

Annual Meeting Q&A

Who is providing this Proxy Statement?

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of ExlService Holdings, Inc., a Delaware corporation (“us,” “we,” “our” or the “Company”), of proxies to be used at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in virtual format only via live audio webcast at the website www.virtualshareholdermeeting.com/EXLS2025 on June 17, 2025 at 8:30 AM, Eastern Time, and any adjournments or postponements thereof.

How are the proxy materials being made available?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company furnishes proxy materials via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail, you will not receive a printed copy of our proxy materials other than as described herein. Instead, the Internet Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Internet Notice also instructs you as to how you may submit your proxy over the Internet or by phone. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the Internet Notice.

Our Notice of Annual Meeting, Proxy Statement and form of proxy card are each available at www.proxyvote.com. You may access these materials and provide your proxy by following the instructions provided in the Internet Notice.

When will the internet notice be sent?

We anticipate the Internet Notice will be sent to stockholders on or about April 29, 2025. This Proxy Statement and the form of proxy relating to the Annual Meeting will be made available via the Internet to stockholders on or prior to the date that the Internet Notice is first sent.

Who can vote?

Only stockholders who own shares of our common stock at the close of business on April 24, 2025, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on April 24, 2025, the record date, we had 162,694,355 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of the record date for the Annual Meeting.

Is cumulative voting applicable in the election of directors?

There is no cumulative voting in the election of directors.

EXL 2025 Proxy Statement	/	127

Annual Meeting Q&A

How do I vote my shares?

If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent (which means you are a “stockholder of record”), you can vote your proxy by (i) Internet, (ii) by phone or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Please refer to the specific instructions set forth in the Internet Notice.

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. In addition to voting by mail, a number of banks and brokerage firms participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m. Eastern Time, on June 16, 2025.

You also have the right to vote electronically at the Annual Meeting if you decide to attend. Our board of directors recommends that you vote by Internet, phone or mail even if you choose to attend the Annual Meeting. If you are a “stockholder of record,” you may vote your shares electronically at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee giving you the right to vote the shares electronically at the Annual Meeting or your vote at the Annual Meeting will not be counted.

You will not be able to vote your shares unless you use one of the methods described above to designate a proxy or you vote electronically at the Annual Meeting.

Can I revoke my proxy?

You can revoke your proxy at any time before it is exercised in any of the following ways:

•	by voting at the Annual Meeting;
•	by submitting written notice of revocation to the inspector of elections prior to the Annual Meeting; or
•	by submitting another properly executed proxy of a later date to the inspector of elections prior to the Annual Meeting.

How is a quorum established at the Annual Meeting?

A quorum, which is a majority of the issued and outstanding shares of our common stock as of the record date of April 24, 2025, must be present, in person or by proxy, to conduct business at the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending the Annual Meeting in person and by their proxy holders. If you indicate an abstention as your voting preference for all matters to be acted upon at the Annual Meeting, your shares will be counted toward a quorum but they will not be voted on any matter. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the Annual Meeting.

128	/	EXL 2025 Proxy Statement

Annual Meeting Q&A

What is a “broker non-vote”?

If you are the beneficial owner of shares held in “street name” by a broker, then your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you fail to provide instructions to your broker, under the New York Stock Exchange rules (which apply to brokers even though our shares are listed on the Nasdaq Stock Market), your broker will not be authorized to vote your shares on “non-routine” proposals as described below. As a result, a “broker non-vote” occurs. However, without your instructions, your broker has discretionary authority to vote your shares with respect to “routine” proposals only.

How many votes are needed to approve each proposal and what is the effect of abstentions and/or broker non-votes?

If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares (i) FOR the election of all seven nominees for director (or any substitute designated by the Board as described above), (ii) FOR the ratification of the appointment of our independent registered public accounting firm, (iii) FOR the approval on an advisory (non-binding) basis of the compensation of our named executive officers, (iv) FOR the approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan; and (vii) as described below, in the judgment of the proxy holder on any other matters properly presented at the Annual Meeting.

The chart below summarizes, for each proposal described in this Proxy Statement, the board’s voting recommendation, the voting approval standard, and the effect of abstentions and broker non-votes. Virtual attendance at our Annual Meeting will constitute presence “in person” for purposes of voting at the Annual Meeting.

Proposal	Board voting recommendation	Voting approval standard	Effect of abstentions(1)	Routine or non-routine	Effect of broker non- vote(2)

1: Election of directors	FOR the election of each nominee	Affirmative vote of a majority of votes cast(3)	No effect	Non-routine	No effect

2: The ratification of the appointment of our independent registered public accounting firm	FOR	Majority of shares present and entitled to vote	Vote against(4)	Routine	N/A

3: The advisory (non-binding) approval of the compensation of our named executive officers	FOR	Majority of shares present and entitled to vote	Vote against(4)	Non-routine	No effect

4: The approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan	FOR	Majority of shares present and entitled to vote	Vote against(4)	Non-routine	No effect

(1) If you wish to abstain from voting on a proposal, you must indicate, or mark ABSTAIN, while voting. If a proxy is submitted with no direction given, the proxies given to the proxy holders will be voted in accordance with the board recommendations.

(2) As discussed above under “What is a broker non-vote?,” brokers will not be entitled to vote on “non-routine” proposals unless beneficial owners provide voting instructions.

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Annual Meeting Q&A

(3) Under our By-Laws, directors who are standing for election at the Annual Meeting will be elected by the affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) by stockholders in person or represented by proxy and entitled to vote at the Annual Meeting. If any incumbent nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, our By-laws provide that such person will tender to the board of directors his or her resignation as a director. You may cast your vote in favor of electing all of the nominees as directors, against one or more nominees, or abstain from voting your shares.

(4) Under the General Corporation Law of the State of Delaware, shares that abstain constitute shares that are present and entitled to vote and, accordingly, have the practical effect of being voted “against” these proposals requiring a majority of shares present and entitled to vote or those based on total shares outstanding.

Are there other matters to be acted upon at the meeting?

Our board of directors presently is not aware of any matters, other than those specifically stated in the Notice of Annual Meeting, which are to be presented for action at the Annual Meeting. If any matter other than those described in this Proxy Statement is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

What about adjournments and postponements?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting is properly adjourned or postponed.

Who pays for solicitation of proxies?

We will pay the cost of printing and mailing proxy materials and posting them on the Internet. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

How can I attend the Annual Meeting and why is the Company holding the Annual Meeting in a virtual only format?

As we have done in recent years, we will hold a virtual Annual Meeting rather than a meeting at any physical location. We believe that holding a meeting in a virtual format provides an opportunity for broader stockholder participation.

To attend and participate in the Virtual Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/EXLS2025 and use their 16-digit Control Numbers provided in the Internet Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/EXLS2025. Please note you will only be able to attend, participate and vote in the meeting using this website. All references to attending the Annual Meeting “in person” in this Proxy Statement shall mean attending the live webcast at the Annual Meeting.

130	/	EXL 2025 Proxy Statement

Annual Meeting Q&A

How do I submit questions at the Annual Meeting?

We are committed to ensuring that our stockholders will be afforded the same rights and opportunities to participate in a virtual Annual Meeting as they would at a meeting held at a physical location. You will be able to submit questions during our Annual Meeting by visiting www.virtualshareholdermeeting.com/EXLS2025. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct as determined by the chair of the meeting. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Will the Annual Meeting be recorded?

A recording of the Annual Meeting will be available online at www.virtualshareholdermeeting.com/EXLS2025 for approximately 12 months following the meeting date.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the live webcast of the Annual Meeting. A technical support phone number will be posted on www.virtualshareholdermeeting.com/EXLS2025 that you may call if you experience technical difficulties during the check-in process or during the Annual Meeting.

What if I have further questions?

If you have any further questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at (212) 277-7100 or email at ir@exlservice.com.

Important

Please promptly vote and submit your proxy before the Annual Meeting by (i) Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. This will not limit your right to attend or vote at the Annual Meeting.

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Other matters

Other matters

Our board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors,

Ajay Ayyappan

Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 29, 2025

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2024 Form 10-K, as filed with the SEC, as well as copies of exhibits to the 2024 Form 10-K, but for copies of exhibits will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to ExlService Holdings, Inc., 320 Park Avenue, 29th Floor, New York, New York 10022, Attention: Investor Relations. The request must include a representation by the stockholder that as of April 24, 2025, the stockholder was entitled to vote at the Annual Meeting.

132	/	EXL 2025 Proxy Statement

Annex A

ExlService Holdings, Inc.

2025 OMNIBUS INCENTIVE PLAN

1. Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ or service of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

This Plan document is an omnibus document which may include, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees or other service providers of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and Cash Bonus Awards, or any combination or variation of the foregoing.

The Plan replaces and supersedes the ExlService Holdings, Inc. 2018 Omnibus Incentive Plan (the “Prior Plan”) and is effective upon the date approved by the Company’s stockholders. Upon approval of the Plan by the Company’s stockholders, no new awards shall be made under the Prior Plan, although outstanding awards previously made under the Prior Plan shall continue to be governed by the terms of the Prior Plan. Shares of Stock that are subject to outstanding awards under the Prior Plan that terminate, expire, are cancelled or are forfeited may be subjected to new Awards under the Plan, to the extent provided in Section 5.

2. Definitions

The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) to the extent provided by the Committee, any entity in which the Company has a significant equity interest.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock Award, Stock Bonus or Cash Bonus Award granted under the Plan.

EXL 2025 Proxy Statement	/	A-1

Annex A

(c) “Award Agreement” means an agreement pursuant to which an Award is granted.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash Bonus Award” means an Award of a cash bonus pursuant to Section 12 of the Plan.

(f) “Cause” shall mean, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon: (i) the Participant’s refusal or willful failure to perform the Participant’s duties to the Company or an Affiliate (other than as a result of the Participant’s incapacity due to physical or mental illness or injury), (ii) the Participant’s willful or wanton misconduct in connection with the performance of the Participant’s duties including, without limitation, breach of fiduciary duties, (iii) the Participant’s refusal or willful failure to follow the lawful instructions of the Board or the Participant’s superiors, (iv) the Participant’s violation of the Company’s written policies or codes of conduct (including those relating to discrimination, harassment, performance of illegal or unethical activities and ethical misconduct), (v) the Company’s good faith determination that the Participant has engaged or is about to engage in conduct that is likely to be materially injurious to the Company or an Affiliate or bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment or disrepute, (vi) the Participant’s conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude, (vi) the Participant’s embezzlement, misappropriation or fraud, whether or not related to the Participant’s employment or service to the Company or its Affiliates, or (vii) in the case of a Participant who is a non-employee director, the Participant ceasing to be a member of the Board in connection with the Participant engaging in any of the activities described in this “Cause” definition.

(g) “Change in Control” shall, unless in the case of a particular Award the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition which complies

A-2	/	EXL 2025 Proxy Statement

Annex A

with clauses (A), (B) and (C) of subsection (v) of this Section 2(g) or (IV) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of a registration statement of the Company describing such person’s inclusion on the Board, or a proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the dissolution or liquidation of the Company;

(iv) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company; or

(v) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company, or one or more Designated Holders), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

EXL 2025 Proxy Statement	/	A-3

Annex A

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(i) “Committee” means the Compensation Committee of the Board, or if the Board is acting as the Committee, the individuals constituting Eligible Directors of the Board.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

(k) “Company” means ExlService Holdings, Inc. and any successor thereto.

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n) “Disability” means, unless in the case of a particular Award the applicable Award Agreement states otherwise, “disability,” as defined in any existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it. Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, a Participant will not be considered to have experienced a “Disability” unless it would constitute a “Disability” within the meaning of Section 409A of the Code.

(o) “Effective Date” means the date on which this Plan is approved by the Company’s stockholders.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation, and (ii) an “independent director” under the rules of the stock exchange on which the Stock is listed or the National Association of Securities Dealers Automated Quotation System (the “Nasdaq”), as applicable.

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Annex A

(q) “Eligible Person” means any (i) individual regularly employed by the Company or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to Form S-8.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” on a given date, means (i) if the Stock is listed on a national securities exchange, the closing price reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market on a last sale basis, the last sale price on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(t) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(u) “Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(v) “Option” means an Award granted under Section 7 of the Plan.

(w) “Option Period” means the period described in Section 7(c) of the Plan.

(x) “Option Price” means the exercise price for an Option as described in Section 7(a) of the Plan.

(y) “Parent” means any parent of the Company, as defined in Section 424(e) of the Code.

(z) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(aa) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Award under the Plan. The Performance Criteria that may

EXL 2025 Proxy Statement	/	A-5

Annex A

be used to establish the Performance Goal(s) may be based on the achievement of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company). Performance Criteria, may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue; (v) new client revenue; (vi) gross profit or gross profit growth; (vii) net operating profit (before or after taxes); (viii) return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales); (ix) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (x) earnings before or after taxes, interest, depreciation and/or amortization; (xi) share price (included, but not limited to, growth measures and total stockholder return); and (xii) any other objective or subjective criterion or criteria that the Committee may select from time to time.

Without limiting the Committee’s authority to select any Performance Criteria as it determines appropriate, any Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Criterion as compared to a selected peer group or published index. Performance goals may also be based on individual performance goals. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria.

(bb) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during a Performance Period, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period based on the occurrence of any of following events: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported result; (iv) any reorganization or restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) or unusual or infrequently occurring items pursuant to Accounting Standards Update 2015-01 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains or losses; (ix) a change in the Company’s fiscal year; or (x) any other event or circumstance the Committee deems appropriate.

(cc) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award.

(dd) “Phantom Stock Award” shall mean a cash award whose value is determined based on the change in the value of the Company Common Stock during the period set forth in the Award Agreement pursuant to Section 12 of the Plan.

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Annex A

(ee) “Plan” means this ExlService Holdings, Inc. 2025 Omnibus Incentive Plan, as may be amended from time to time.

(ff) “Prior Plan” has the meaning given to it in Section 1 of this Plan.

(gg) “Restricted Period” means, with respect to any Award of Restricted Stock, the period of time determined by the Committee during which such Award is subject to forfeiture.

(hh) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

(ii) “Restricted Stock Unit” means a right granted under and subject to restrictions set forth under Section 10.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Senior Participant” means each of the Chief Executive Officer and the President of the Company and an employee of the Company or an Affiliate that is designated as a member of the Executive Committee.

(ll) “Stock” means the Common Stock.

(mm) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(nn) “Stock Bonus” means an Award granted under Section 11 of the Plan.

(oo) “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(pp) “Strike Price” means, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(qq) “Subsidiary” means any subsidiary of the Company, as defined in Section 424(f) of the Code.

(rr) “Vesting Conditions” may include the continued employment or service of the Participant, the attainment of specified Performance Goals, or such other factors as the Committee may determine in its discretion.

(ss) “Vice President Participant” means an employee of the Company or an Affiliate holding the office of vice president or any office senior or the office of vice president.

EXL 2025 Proxy Statement	/	A-7

Annex A

3. Effective Date, Duration and Stockholder Approval

The Plan is effective as of the Effective Date. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(i) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4. Administration

(a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) notwithstanding anything in the Plan to the contrary, accelerate the vesting or exercisability of any Award and waive or remove any condition or restriction on any Award; (viii) extend the period of time during which an option or SAR may be exercised (but in no event beyond the expiration of the original Award term); (ix) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (x) establish, amend, suspend, or waive such rules and regulations; (xi) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Notwithstanding the foregoing, the Committee may delegate to any officer or officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility

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Annex A

of or which is allocated to the Committee herein, and which may be so delegated as a matter of law and pursuant to the Company’s governing documents, except for grants of Awards to persons subject to Section 16 of the Exchange Act. For purposes of the Plan, reference to the Committee will be deemed to refer to any such delegate to the extent of their authority as a result of the delegation. Notwithstanding the foregoing, the Committee will retain broad authority to administer the Plan, including the authority to make determinations with respect to awards previously granted by a delegate. The Committee may revoke any delegation it previously effectuated hereunder at any time, for any reason, with or without prior notice. Furthermore, the Board will retain broad authority to take any and all actions that the Committee or its delegate may take under the Plan, unless applicable law requires that such action be taken by an independent committee of the Board.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(e) No member of the Board, Committee or any officer or employee to whom authority has been delegated shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

5. Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and/or Cash Bonus Awards to one or more Eligible Persons; provided, however, that:

(a) Share Pool. Subject to adjustment as provided in Section 14, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan as of the Effective Date is (i) 6,800,000 shares of Stock, minus (ii) one (1) share of Stock for every one (1) share of Stock subject to an award granted under the Prior Plan after March 1, 2025 (the “Modeling Date”) and prior to the Plan’s Effective Date. In addition, if and to the extent that an Award under the Plan, or after the Modeling Date, an award under the Prior Plan, terminates, expires, is cancelled, or is forfeited for any reason (including upon cancellation or settlement of such award in exchange for cash or property other than shares), the shares of Common Stock associated with that award will be added to the shares of Common Stock available for grant under the Plan. Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market or by private purchase, or a combination of the foregoing.

(b) Share Recycling.

(i) Shares of Common Stock withheld in settlement of a tax withholding obligation associated with an Award under the Plan or after the Modeling Date, an award under the Prior Plan (in each case other than a stock option or stock appreciation right), will be added to the shares of Common Stock available for grant under the Plan.

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(ii) Notwithstanding anything to the contrary contained herein, the following restrictions against liberal recycling of shares of Common Stock shall apply:

(A) The full number of shares of Common Stock subject to the exercise of a stock option (whether granted under this Plan or the Prior Plan) shall be unavailable for future issuance under the Plan, even if the option exercise price is satisfied through net-settlement or the delivery of shares of Common Stock to the Company (either by actual delivery or attestation).

(B) The full number of shares of Common Stock subject to the exercise of a stock-settled stock appreciation right (whether granted under this Plan or the Prior Plan) shall be unavailable for future issuance under the Plan, even though only a net number of shares of Common Stock are delivered upon exercise.

(C) Shares withheld in settlement of a tax withholding obligation associated with an option or stock appreciation right (whether granted under this Plan or the Prior Plan) shall be unavailable for future issuance under the Plan.

(D) Shares repurchased on the open market with the proceeds from the exercise of a stock option (whether granted under this Plan or the Prior Plan) shall be unavailable for future issuance under the Plan.

(c) Acquisitions and Combinations. Subject to applicable listing exchange requirements: (i) any shares of Common Stock issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or an Affiliate, or with which the Company or an Affiliate combines, will not be counted against the number of shares of Common Stock available for issuance hereunder, and (ii) in the event the Company or any Affiliate acquires or combines with a company that has shares available under such company’s preexisting plan, such shares shall be available for grant of Awards under this Plan, and will not be counted against the number of shares of Common Stock available for issuance hereunder.

(d) Substitute Awards. Without limiting the generality of the preceding provisions of this Section 5 and subject to Section 409A of the Code, the Committee may, but solely with the Participant’s consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is granted.

(e) Director Limits. Notwithstanding any other provision in the Plan to the contrary, Awards granted during a single calendar year to any Eligible Director, taken together with any cash fees earned during the calendar year by the Eligible Director in respect of the Eligible Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000. For this purpose, equity Awards will be valued based upon their grant date fair value (computed as of the Date of Grant in accordance with applicable financial accounting rules and as reported pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Eligible Director receiving such additional compensation may not participate in the decision to award such compensation.

6. Eligibility

Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

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Annex A

7. Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Option shall be granted to any Eligible Person who is not an employee of the Company or a Parent or Subsidiary. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a) Option Price. Except with respect to an Option that is granted pursuant to clause (i) of Section 5(c), the exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(b) Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(c) Vesting, Option Period and Expiration. Options shall be subject to such Vesting Conditions and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(d) Automatic Exercise. Unless otherwise provided in the Award Agreement, if on the last day of the Option Period, the Fair Market Value exceeds the Option Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

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(e) Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii) Subject to Section 13(l), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(vii) A Stock Option Agreement may, but need not, include a provision whereby a Participant may elect, at any time before the termination of the Participant’s employment with the Company, to exercise the Option as to any part or all

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Annex A

of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a share repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate. The Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless the Committee otherwise specifically provides in a Stock Option Agreement.

(f) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(g) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(h) Incentive Stock Option Limit. Subject to adjustment as provided in Section 14 of the Plan, the maximum aggregate number of shares of Stock that may be issued under the Plan in respect of Incentive Stock Options is 6,800,000 shares of Stock.

8. Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a) Vesting, Transferability and Expiration. A SAR granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

(b) Automatic Exercise. Unless otherwise provided in the Award Agreement, if on the last day of the Option Period (or in the case of a SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

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(c) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d) Method of Exercise. A Participant may exercise a SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(e) Expiration. A SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

(f) Tax Considerations. The Committee shall take into account Section 409A of the Code and applicable regulatory guidance thereunder before granting a SAR.

9. Restricted Stock

(a) Award of Restricted Stock.

(i) The Committee shall have the authority to grant Restricted Stock to Eligible Persons and to establish the terms, conditions and restrictions applicable to such Restricted Stock, including establishing the Restricted Period. During the Restricted Period, the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b) and to Section 13(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.

(iii) Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent

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Annex A

designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions, including and without limitation, the satisfaction of any applicable Performance Goals during such period, as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock as well as any other information the Company deems appropriate: Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan and a Restricted Stock Award Agreement, dated as of      , between ExlService Holdings, Inc. and      . A copy of such Plan and Agreement is on file at the offices of ExlService Holdings, Inc. Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

(iii) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in this Section 9(b) and the Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share).

10. Restricted Stock Units

The Committee may grant Restricted Stock Units to Eligible Persons and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution). Payment in respect of a Restricted Stock Unit Award may be made in cash, shares of Common Stock or both, at the discretion of the Committee. The Award Agreement evidencing a grant of Restricted Stock Units shall set forth the Vesting Conditions, and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the shares subject to a Restricted Stock Unit Award until that Award vests and the shares of Common Stock are actually issued thereunder.

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11. Stock Bonus Awards

The Committee may issue unrestricted Stock, or other Awards denominated in Stock, including and without limitation, fully-vested deferred stock units, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Bonus Award under the Plan may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

12. Cash Bonus Awards and Phantom Stock Awards

The Committee shall have the authority to make an Award of a cash bonus to any Participant. Any such Award may be subject to a Performance Period, Performance Goals or such other terms and conditions as the Committee may designate in the applicable Award Agreement. The Committee shall also have the authority to make a Phantom Stock Award to any Participant, which is a cash award whose value is determined based on the change in the value of the Company Common Stock during the period set forth in an Award Agreement.

13. General

(a) Additional Provisions of an Award. Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event (subject to Section 409A of the Code), and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

(b) Dividends and Dividend Equivalent Rights.

(i) No cash distribution or dividend equivalent rights will be payable with respect to Options or Stock Appreciation Rights.

(ii) Cash distributions or dividends that become payable with respect to a share of Restricted Stock while it remains subject to restriction will be subjected to the same Restricted Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Common Stock are available under Section 5(a) of the Plan, which additional Restricted Stock shall also be subjected to the same Restricted Period.

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(iii) An Award Agreement for Restricted Stock Units, Phantom Stock, or a Stock Bonus under the Plan may provide for the inclusion of dividend equivalent rights entitling a Participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the shares of Common Stock subject to an Award, had such shares of Common Stock been outstanding. The Committee may provide that such dividend equivalent rights will be paid or credited in cash or paid or credited in shares of Common Stock (based on the Fair Market Value on the dividend payment date). Any such dividend equivalent payments or credits shall be subject to the same Vesting Conditions as the underlying Award (or portion thereof) to which they relate.

(c) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(d) Government and Other Regulations. The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(e) Tax Withholding.

(i) Whenever a taxable or tax withholding event occurs with respect to an Award, a Participant will be required to pay to the Company or any Affiliate, or make arrangements satisfactory to the Company or any Affiliate regarding the payment of, any federal, foreign, state or local taxes of any kind required by law to be withheld with respect to such amount. The Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Stock or other property) of any such taxes, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) With respect to persons subject to Section 16 of the Exchange Act, unless otherwise determined by the Compensation and Talent Management Committee of the Board, the required tax withholding shall be satisfied by the withholding of shares of Stock subject to the Award based on the fair market value of those shares, as determined

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by the Company, but in any case, not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction.

(f) Claim to Awards and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

(h) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person’s spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(i) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in such member’s capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

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(k) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(l) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:

(A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members;

(C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or

(D) other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be

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deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any other person or persons.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(q) Termination of Employment. Unless an applicable Award Agreement provides otherwise, for purposes of the Plan, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(r) Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s) Compliance with Applicable Law. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems

A-20	/	EXL 2025 Proxy Statement

Annex A

necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

14. Changes in Capital Structure

The maximum number and kind of shares subject to all Awards stated in Section 5(a), the maximum number and kind of shares subject to Incentive Stock Option Awards stated in Section 7(h), the number and kind of shares subject to outstanding awards, the Option Price or Strike Price applicable to outstanding Options or Stock Appreciation Rights, and/or any other affected terms and conditions of this Plan or outstanding Awards shall be substituted or adjusted, as determined by the Committee in its sole discretion, in such manner as is determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, spin-offs, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 14 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15. Effect of Change in Control

(a) Awards shall not automatically vest upon a Change in Control, except as otherwise provided in the applicable Award Agreement, in an employment agreement, or by the Committee in its discretion.

(b) The Committee may, but is not required to, provide in any particular Award Agreement:

(i) In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a termination of the applicable Participant by the Company without Cause, all Options and SARs subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and/or that the Restricted Period or Vesting Conditions shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability, vesting and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

EXL 2025 Proxy Statement	/	A-21

Annex A

(ii) In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible.

(c) In addition, in the event of a Change in Control, the Committee may in its discretion cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event of the Change in Control (the value of any non-cash consideration to be determined by the Committee in its sole discretion). If in the Committee’s discretion, outstanding Options or Stock Appreciation Rights are cancelled pursuant to the prior sentence upon consummation of a Change in Control, the holders of the affected Options and Stock Appreciation Rights shall be paid (in cash or stock, or any combination thereof, in the Committee’s discretion) in respect of each share of stock covered by the Option or Stock Appreciation Right being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Change in Control (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or Stock Price, as applicable. For avoidance of doubt, the cancellation of Options and Stock Appreciation Rights pursuant to this Section 15(c) may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement, and if the amount determined pursuant to the preceding sentence is zero or less, the affected Option or Stock Appreciation Right may be cancelled without any payment therefore. The Committee need not treat each Award in a uniform manner under this Section 15(c).

(d) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

16. Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

A-22	/	EXL 2025 Proxy Statement

Annex A

17. Amendments and Termination

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement); and provided, further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. The termination date of the Plan, following which no Awards may be granted hereunder, the tenth anniversary of the Effective Date; provided, that such termination shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided further that, other than in connection with an equitable adjustment under Section 14 or a Change in Control, without stockholder approval, (i) no amendment or modification may reduce the Option Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Option Price or Strike Price, as the case may be) in a manner which would either (A) (if the Company is subject to the reporting requirement of the Exchange Act) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange on which the Stock is listed, if any. In no event may the Company buyout for cash any Option or SAR whose Option Price or Strike Price (as applicable) on the date of purchase exceeds the Fair Market Value of the Company’s Stock, without stockholder approval.

18. Compliance with Section 409A.

(a) It is intended that any amounts payable under this Plan shall either be exempt from or comply with Section 409A of the Code (including the Treasury regulations and other published guidance relating thereto) so as not to subject a Participant to payment of any interest or additional tax imposed under Section 409A of the Code. To the extent that any amount payable under this Plan would trigger the additional tax, penalty or interest imposed by Section 409A of the Code, this Plan shall be modified to avoid such additional tax, penalty or interest yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Participant. In no event shall the Company, any member of the Board of Directors, or any employee, agent or other service provider have any liability to any Participant for any tax, fine or penalty associated with any failure to comply with the requirements of Section 409A of the Code.

EXL 2025 Proxy Statement	/	A-23

Annex A

(b) To the extent a payment or benefit is nonqualified deferred compensation subject to Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award Agreement providing for the payment of any amounts upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of this Plan and any Award Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If a Participant is deemed on the date of a separation from service (within the meaning of Section 409A of the Code) to be a “specified employee” (within the meaning of that term under Section 409A(a)(2)(B) of the Code and determined using any identification methodology and procedure selected by the Company from time to time, or, if none, the default methodology and procedure specified under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is “nonqualified deferred compensation” within the meaning of Code Section 409A and which is paid as a result of the Participant’s “separation from service,” such payment or benefit shall not be made or provided prior to the date which is the earlier of (A) the expiration of the six-month period measured from the date of such “separation from service” of the Participant, and (B) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this clause (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Participant in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c) For purposes of Section 409A of the Code, the Participant’s right to receive any installment payments pursuant to this Plan or any Award Agreement shall be treated as a right to receive a series of separate and distinct payments. Whenever a payment under the Plan or any Award Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

(i) With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Section 409A of the Code, (A) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit; (B) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year, provided, that the foregoing clause (B) shall not be violated with regard to expenses reimbursed under any arrangement covered by Section 105(b) of the Code solely because such expenses are subject to a limit related to the period the arrangement is in effect; and (C) such payments shall be made on or before the last day of the Participant’s taxable year following the taxable year in which the expense was incurred.

19. Forfeiture and Recoupment.

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the

A-24	/	EXL 2025 Proxy Statement

Annex A

Plan shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Affiliates, including facts and circumstances discovered after termination of service. Awards granted under the Plan shall be subject to the ExlService Holdings, Inc. Clawback Policy and any other compensation recovery policy, as in effect from time to time, covering the Participant.

20. Other Company Policies.

The Awards and any shares of Common Stock associated therewith shall be subject to the Company’s minimum stock holding period requirements, stock ownership policies, insider trading policies and hedging and pledging policies, as in effect from time to time.

21. Whistleblower Provisions.

Nothing contained herein prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange Commission.

* * *

As adopted by the Board of Directors of

ExlService Holdings, Inc. as of February 20, 2025.

EXL 2025 Proxy Statement	/	A-25

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EXLSERVICE HOLDINGS, INC. 320 PARK AVENUE, 29TH FLOOR NEW YORK, NY 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EXLS2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V74381-P30797 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EXLSERVICE HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain Nominees: 1a. Rohit Kapoor 1b. Vikram Pandit 1c. Thomas Bartlett 1d. Andreas Fibig 1e. Kristy Pipes 1f. Nitin Sahne 1g. Sarah K. Williamson For Against Abstain 3. The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company. 4. The approval of the ExlService Holdings, Inc. 2025 Omnibus Incentive Plan. NOTE: Should a director nominee be unable to serve as a director, an event that ExlService Holdings, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion to vote for a substitute nominee designated by the board of directors.The proxies, in their discretion, are further authorized to vote on any matter which the board of directors did not know would be presented at the 2025 Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and on other matters which may properly come before the 2025 Annual Meeting of Stockholders and at any adjournments or postponements thereof. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2025. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com V74382-P30797 EXLSERVICE HOLDINGS, INC. Annual Meeting of Stockholders June 17, 2025 8:30 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Maurizio Nicolelli and Ajay Ayyappan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EXLSERVICE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/EXLS2025, at 8:30 A.M., Eastern Time on June 17, 2025, and any adjournment or postponement thereof. The undersigned hereby also authorize(s) the proxy, in his or her discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. The undersigned hereby acknowledge(s) receipt of the notice of Annual Meeting of Stockholders, dated on or about April 29, 2025, and the Proxy Statement furnished therewith. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, and accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in Proposal 1 and FOR Proposals 2, 3 and 4, unless a contrary choice is specified, in which case the proxy will be voted as specified. Continued and to be signed on reverse side